Filed pursuant to Rule 497
File No. 333-204659

Supplement dated November 15, 2017
to
Prospectus dated May 1, 2017

_________________________________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 1, 2017 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.
This supplement amends the Prospectus to incorporate by reference the Company's quarterly report on Form 10-Q (the “September 30, 2017 10-Q”) for the three months ended September 30, 2017.

_________________________________________

This supplement amends the Prospectus as follows:

QUARTERLY REPORT ON FORM 10-Q
On November 14, 2017, the Company filed its September 30, 2017 10-Q. The text of the September 30, 2017 10-Q is attached to this supplement.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
 FORM 10-Q

(Mark One)
☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2017
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 814-00939
________________
HMS Income Fund, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	45-3999996 (I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000 Houston, Texas (Address of Principal Executive Offices)	77056-6118 (Zip Code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and formal fiscal year, if changed since last report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐	Emerging growth company ☐
(Do not check if a smaller reporting company)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

The issuer had 80,334,279 shares of common stock outstanding as of November 10, 2017.

TABLE OF CONTENTS

PART I — FINANCIAL INFORMATION

PART I — FINANCIAL INFORMATION

Item 1.    Condensed Consolidated Financial Statements

HMS Income Fund, Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands, except share and per share amounts)

	September 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Non-Control/Non-Affiliate investments (amortized cost: $996,358 and $935,741 as of September 30, 2017 and December 31, 2016, respectively)	$967,475	$916,393
Affiliate investments (amortized cost: $69,734 and $53,771 as of September 30, 2017 and December 31, 2016, respectively)	74,104	56,312
Control investments (amortized cost: $44,794 and $12,883 as of September 30, 2017 and December 31, 2016, respectively)	49,127	16,542
Total portfolio investments (amortized cost: $1,110,886 and $1,002,395 as of September 30, 2017 and December 31, 2016, respectively)	1,090,706	989,247

Cash and cash equivalents	39,709	23,719
Interest receivable	9,652	7,204
Receivable for securities sold	12,835	7,610
Prepaid and other assets	1,698	1,268
Deferred offering costs (net of accumulated amortization of $0 and $9,919 as of September 30, 2017 and December 31, 2016, respectively)	—	680
Deferred financing costs (net of accumulated amortization of $2,551 and $2,862 as of September 30, 2017 and December 31, 2016, respectively)	3,488	3,840
Total assets	$1,158,088	$1,033,568

LIABILITIES
Accounts payable and other liabilities	$1,608	$1,164
Payable for unsettled trades	152	932
Stockholder distributions payable	4,565	4,354
Base management fees payable	5,682	5,054
Due to affiliates	306	184
Directors’ fees payable	24	12
Payable for securities purchased	9,806	11,035
Notes payable	490,000	413,000
Total liabilities	512,143	435,735

Commitments and Contingencies (Note 12)

NET ASSETS
Common stock, $.001 par value; 150,000,000 shares authorized, 79,204,960 and 73,382,971 issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	79	73
Additional paid-in capital	682,790	633,855
Accumulated distributions in excess of net investment income	(16,266)	(22,602)
Net unrealized depreciation	(20,658)	(13,493)
Total net assets	645,945	597,833

Total liabilities and net assets	$1,158,088	$1,033,568

Net asset value per share	$8.16	$8.15

See notes to the condensed consolidated financial statements.

HMS Income Fund, Inc.
Condensed Consolidated Statements of Operations
(dollars in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
INVESTMENT INCOME:
From non-control/non-affiliate investments:
Interest income	$22,752	$20,055	$67,852	$59,731
Fee income	145	134	1,682	641
Dividend income	188	250	572	436
From affiliate investments:
Interest income	1,307	1,085	3,408	2,080
Fee income	53	37	156	170
Dividend income	582	406	1,563	939
From control investments:
Interest income	164	177	502	567
Fee income	15	20	56	60
Dividend income	125	70	452	70
Total interest, fee and dividend income	25,331	22,234	76,243	64,694
EXPENSES:
Interest expense	5,004	3,905	13,342	11,219
Base management and incentive fees	5,648	4,905	18,419	14,585
Administrative services expenses	694	529	2,228	1,636
Offering costs	881	290	1,679	422
Professional fees	141	162	465	833
Insurance	47	48	143	143
Other general and administrative	509	387	1,128	1,112
Expenses before fee and expense waivers	12,924	10,226	37,404	29,950
Waiver of incentive fees	—	—	(2,318)	(493)
Waiver of administrative services expenses	(694)	(529)	(2,228)	(1,636)
Total expenses, net of fee and expense waivers	12,230	9,697	32,858	27,821
Net investment income before taxes	13,101	12,537	43,385	36,873
Income tax expense (benefit), including excise tax	61	19	139	67
NET INVESTMENT INCOME	13,040	12,518	43,246	36,806
NET REALIZED GAIN (LOSS) FROM INVESTMENTS
Non-Control/Non-Affiliate investments	(227)	(1,949)	2,408	(11,964)
Affiliate investments	951	—	951	—
Control investments	—	—	—	—
Total realized gain (loss) from investments	724	(1,949)	3,359	(11,964)
NET REALIZED INCOME	13,764	10,569	46,605	24,842
NET UNREALIZED APPRECIATION (DEPRECIATION)
Non-Control/Non-Affiliate investments	(5,533)	11,891	(9,663)	11,187
Affiliate investments	(48)	(108)	1,824	438
Control investments	531	(7)	674	1,304
Total net unrealized appreciation (depreciation)	(5,050)	11,776	(7,165)	12,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,714	$22,345	$39,440	$37,771
PER SHARE INFORMATION - BASIC AND DILUTED
NET INVESTMENT INCOME PER SHARE	$0.16	$0.18	$0.56	$0.55
NET REALIZED INCOME PER SHARE	$0.18	$0.15	$0.61	$0.37
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE (EARNINGS PER SHARE)	$0.11	$0.32	$0.51	$0.57
DISTRIBUTIONS DECLARED PER SHARE	$0.17	$0.17	$0.52	$0.52
WEIGHTED AVERAGE SHARES OUTSTANDING – BASIC AND DILUTED	78,807,225	69,729,799	76,899,096	66,576,489
See notes to the condensed consolidated financial statements.

HMS Income Fund, Inc.
Condensed Consolidated Statements of Changes in Net Assets
(dollars in thousands, except number of shares)
(Unaudited)

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Change in Net Assets from Operations:
Net investment income	$43,246	$36,806
Net realized gain (loss) on investments	3,359	(11,964)
Net unrealized appreciation (depreciation)	(7,165)	12,929
Net increase in net assets resulting from operations	39,440	37,771

Change in Net Assets from Stockholders’ Distributions:
Distributions from net investment income	(36,911)	(34,994)
Distributions from net realized gain on investments	(3,359)	—
Net decrease in net assets resulting from stockholders’ distributions	(40,270)	(34,994)

Change in Net Assets from Capital Share Transactions:
Issuance of common stock, net of issuance costs	42,366	57,705
Reinvestment of stockholder distributions	20,594	18,263
Repurchase of common stock	(14,018)	(8,423)
Net increase in net assets resulting from capital share transactions	48,942	67,545

Total Increase in Net Assets	48,112	70,322
Net Assets at beginning of the period	597,833	491,652
Net Assets at end of the period	$645,945	$561,974

NAV per share at end of the period	$8.16	$7.92

Common shares outstanding, beginning of the period	73,382,971	62,382,044
Issuance of common shares	5,063,398	7,328,503
Issuance of common shares pursuant to distribution reinvestment plan	2,466,862	2,311,510
Repurchase of common shares	(1,708,271)	(1,079,994)
Common shares outstanding, end of the period	79,204,960	70,942,063

See notes to the condensed consolidated financial statements.

HMS Income Fund, Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(Unaudited)

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$39,440	$37,771
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Principal repayments received and proceeds from sales of investments in portfolio companies	370,941	222,423
Investments in portfolio companies	(470,875)	(275,098)
Net unrealized (appreciation) depreciation of portfolio investments	7,165	(12,929)
Net realized (gain) loss on sale of portfolio investments	(3,359)	11,964
Amortization of deferred financing costs	1,013	1,115
Amortization of deferred offering costs	1,679	422
Accretion of unearned income	(10,793)	(7,778)
Net payment-in-kind interest accrual	(897)	(255)
Changes in other assets and liabilities:
Interest receivable	(2,448)	873
Prepaid and other assets	(390)	(9)
Base management fees payable	628	(149)
Due to affiliates	(83)	491
Directors’ fees payable	12	15
Accounts payable and other liabilities	285	166
Payable for unsettled trades	(780)	709
Net cash used in operating activities	(68,462)	(20,269)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	46,041	63,447
Redemption of common shares	(14,018)	(8,423)
Payment of selling commissions and dealer manager fees	(3,511)	(5,687)
Payment of offering costs	(959)	(1,226)
Payment of stockholder distributions	(19,465)	(16,375)
Repayments on notes payable	(339,000)	(255,000)
Proceeds from notes payable	416,000	260,000
Payment of deferred financing costs	(636)	(428)
Net cash provided by financing activities	84,452	36,308

Net increase in cash and cash equivalents	15,990	16,039

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	23,719	24,001

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	$39,709	$40,040

See notes to the condensed consolidated financial statements.

HMS Income Fund, Inc. Condensed Consolidated Schedule of Investments
As of September 30, 2017
(dollars in thousands) (Unaudited)
Portfolio Company (1) (3)	Business Description	Type of Investment (2) (3)	Index Rate (22)	Principal (7)	Cost (7)	Fair Value (27)

Control Investments (6)
Copper Trail Energy Fund I, LP (9)(15)(16)	Investment Partnership	LP Interests (Copper Trail Energy Fund I, LP) (Fully diluted 30.1%)	—	$—	$2,500	$2,500
GRT Rubber Technologies, LLC (8) (10) (13)	Engineered Rubber Product Manufacturer	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.24%, Secured Debt (Maturity - December 19, 2019)	1 month LIBOR	5,925	5,859	5,925
		Member Units (2,896 shares)	—	—	6,435	10,186
					12,294	16,111
HMS-ORIX SLF LLC (9) (15) (23)	Investment Partnership	Membership Interests (Fully diluted 60.00%) (16)	—	—	30,000	30,516

Subtotal Control Investments (6) (5% of total investments at fair value)					$44,794	$49,127
Affiliate Investments (4)
AFG Capital Group, LLC (10) (13)	Provider of Rent-to-Own Financing Solutions and Services	Member Units (46 shares) (16)	—	$—	$300	$782
		Warrants (10 equivalent shares, Expiration - November 7, 2024)	—	—	65	187
					365	969
Charps, LLC (10) (13)	Pipeline Maintenance and Construction	12.00% Secured Debt (Maturity - January 31, 2022)	None	4,600	4,492	4,495
		Preferred Member Units (400 units)	—	—	100	100
					4,592	4,595
Clad-Rex Steel, LLC (10) (13)	Specialty Manufacturer of Vinyl-Clad Metal	LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.74%, Secured Debt (Maturity - December 20, 2021) (8)	1 month LIBOR	3,420	3,360	3,420
		Member Units (179 units) (16)	—	—	1,820	2,130
		10.00% Secured Debt (Clad-Rex Steel RE Investor, LLC) (Maturity - December 19, 2036)	None	297	293	294
		Member Units (Clad-Rex Steel RE Investor, LLC) (200 units)	—	—	53	53
					5,526	5,897
Freeport First Lien Loan Fund III, LP (9) (15)	Investment Partnership	LP Interests (Freeport First Lien Loan Fund III, LP) (Fully diluted 5.60%) (16)	—	—	7,559	7,507
Gamber-Johnson Holdings, LLC (8) (10) (13)	Manufacturer of Ruggedized Computer Mounting Systems	LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.23%, Secured Debt (Maturity - June 24, 2021)	1 month LIBOR	5,920	5,816	5,920
		Member Units (2,155 units) (16)	—	—	3,711	5,740
					9,527	11,660
Guerdon Modular Holdings, Inc. (10) (13)	Multi-Family and Commercial Modular Construction Company	13.00% Secured Debt (Maturity - August 13, 2019)	None	2,677	2,640	2,658
		Common Stock (53,008 shares)	—	—	746	—
		Class B Preferred Stock (101,250 shares)	—	—	285	237
					3,671	2,895
Gulf Publishing Investor, LLC (10) (13)	Energy Focused Media and Publishing	12.50% Secured Debt (Maturity - April 29, 2021)	None	3,200	3,148	3,148
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.74%, Secured Debt (Maturity - April 29, 2021) (8)	3 month LIBOR	20	20	20
		Member Units (781 shares)	—	—	920	1,082
					4,088	4,250
Harris Preston & Partners Capital Funds (15)(16)	Investment Partnership	LP Interests (HPEP 3, LP) (Fully diluted 9.60%) (9)	—	—	943	943
		LP Interests (2717 MH, LP)(Fully diluted 7.00%)	—	—	400	400
					1,343	1,343

Hawk Ridge Systems, LLC (9) (10) (13)	Value-Added Reseller of Engineering Design and Manufacturing Solutions	10.00% Secured Debt (Maturity - December 2, 2021)	None	$2,375	$2,334	$2,334
		Preferred Member Units (56 units)(16)	—	—	713	808
		Preferred Member Units (HRS Services, ULC) (56 units)(16)	—	—	38	43
					3,085	3,185
HW Temps LLC (8) (10) (13)	Temporary Staffing Solutions	LIBOR Plus 13.00% (Floor 1.00%), Current Coupon 14.24%, Secured Debt (Maturity - July 2, 2020)	1 month LIBOR	2,494	2,451	2,451
		Preferred Member Units (800 shares) (16)	—	—	986	985
					3,437	3,436
Market Force Information, Inc. (8)(10)(13)	Provider of Customer Experience Management Services	LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.32%, Secured Debt (Maturity - July 28, 2022)	3 month LIBOR	5,880	5,766	5,766
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.32%, Secured Debt (Maturity - July 28, 2022)	1 month LIBOR	128	128	128
		Member Units (170,000 units)	—	—	3,675	3,675
					9,569	9,569
M.H. Corbin, Inc. (10) (13)	Manufacturer and Distributor of Traffic Safety Products	10.00% Secured Debt (Maturity - August 31, 2020)	None	3,194	3,172	3,172
		Preferred Member Units (1,000 shares)	—	—	1,500	1,500
					4,672	4,672
Mystic Logistics, Inc. (10) (13)	Logistics and Distribution Services Provider for Large Volume Mailers	12.00% Secured Debt (Maturity - August 15, 2019)	None	1,942	1,910	1,942
		Common Stock (1,468 shares) (16)	—	—	680	1,648
					2,590	3,590
NuStep, LLC (10) (13)	Designer, Manufacturer and Distributor of Fitness Equipment	12.00% Secured Debt (Maturity - January 31, 2022)	None	5,150	5,041	5,042
		Preferred Member Units (102 units)	—	—	2,550	2,550
					7,591	7,592
SoftTouch Medical Holdings LLC (8) (10) (13)	Home Provider of Pediatric Durable Medical Equipment	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.24%, Secured Debt (Maturity - October 31, 2019)	1 month LIBOR	1,260	1,249	1,260
		Member Units (785 units) (16)	—	—	870	1,684
					2,119	2,944

Subtotal Affiliate Investments (4) (7% of total investments at fair value)					$69,734	$74,104

Non-Control/Non-Affiliate Investments (5)
AAC Holding Corp. (8)	Substance Abuse Treatment Service Provider	LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.06%, Secured Debt (Maturity - June 30, 2023)	3 month LIBOR	$11,826	$11,538	$11,826
Adams Publishing Group, LLC (8) (11)	Local Newspaper Operator	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.33%, Secured Debt (Maturity - November 3, 2020)	3 month LIBOR	8,572	8,336	8,411
ADS Tactical, Inc. (8) (11)	Value-Added Logistics and Supply Chain Solutions Provider	LIBOR Plus 7.50% (Floor 0.75%), Current Coupon 8.83%, Secured Debt (Maturity - December 31, 2022)	3 month LIBOR	13,010	12,687	12,753
Aethon United BR, LP (8)(11)	Oil & Gas Exploration & Production	LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.98%, Secured Debt (Maturity - September 8, 2023) (14)	3 month LIBOR	3,438	3,386	3,386
Ahead, LLC (8) (11)	IT Infrastructure Value Added Reseller	LIBOR Plus 6.50%, Current Coupon 7.84%, Secured Debt (Maturity - November 2, 2020)	3 month LIBOR	9,125	8,937	9,122
Allflex Holdings III Inc. (8)	Manufacturer of Livestock Identification Products	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.31%, Secured Debt (Maturity - July 19, 2021) (14)	3 month LIBOR	14,640	14,730	14,744
American Scaffold Holdings, Inc. (8) (11)	Marine Scaffolding Service Provider	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.83%, Secured Debt (Maturity - March 31, 2022)	3 month LIBOR	7,125	7,037	7,089
American Teleconferencing Services, Ltd. (8)	Provider of Audio Conferencing and Video Collaboration Solutions	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.78%, Secured Debt (Maturity - December 8, 2021)	2 month LIBOR	$9,663	$8,858	$9,349
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.74%, Secured Debt (Maturity - June 6, 2022) (14)	1 month LIBOR	5,571	5,324	5,533
					14,182	14,882
Apex Linen Service, Inc. (10) (13)	Industrial Launderers	13.00% Secured Debt (Maturity - October 30, 2022)	None	3,604	3,550	3,550
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.24%, Secured Debt (Maturity - October 30, 2022) (8)	1 month LIBOR	600	600	600
					4,150	4,150
Arcus Hunting, LLC (8) (11)	Manufacturer of Bowhunting and Archery Products and Accessories	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.30%, Secured Debt (Maturity - November 13, 2019)	1 month LIBOR	6,521	6,439	6,521
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 7.84%, Secured Debt (Maturity - November 13, 2019)	1 month LIBOR	2,048	2,041	2,041
					8,480	8,562
ATI Investment Sub, Inc. (8)	Manufacturer of Solar Tracking Systems	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.49%, Secured Debt (Maturity - June 22, 2021)	1 month LIBOR	7,614	7,462	7,595
ATX Networks Corp. (8) (9)	Provider of Radio Frequency Management Equipment	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.33%, Secured Debt (Maturity - June 11, 2021)	3 month LIBOR	14,588	14,390	14,442
BarFly Ventures, LLC (11)	Casual Restaurant Group	12.00% Secured Debt (Maturity - August 31, 2020)	None	2,905	2,860	2,905
		Warrants (.410 equivalent units, Expiration - August 31, 2025)	—	—	158	148
		Options (.731 equivalent units)	—	—	133	262
					3,151	3,315
BBB Tank Services, LLC (10) (13)	Maintenance, Repair and Construction Services to the Above-Ground Storage Tank Market	15.00% Secured Debt (Maturity - April 8, 2021)	None	1,007	992	999
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.74%, Secured Debt (Maturity - April 9, 2018) (8)	1 month LIBOR	200	200	200
		Member Units (200,000 units)	—	—	200	145
					1,392	1,344
Berry Aviation, Inc. (11)	Airline Charter Service Operator	12.00% Current / 1.75% PIK, Current Coupon 13.75%, Secured Debt (Maturity - January 30, 2020) (14)	None	1,407	1,393	1,407
		Common Stock (138 shares)	—	—	100	220
					1,493	1,627
BigName Commerce, LLC (8) (11)	Provider of Envelopes and Complimentary Stationery Products	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.55%, Secured Debt (Maturity - May 11, 2022)	1 month LIBOR	2,503	2,474	2,474
Binswanger Enterprises, LLC (8) (11)	Glass Repair and Installation Service Provider	LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.33%, Secured Debt (Maturity - March 9, 2022)	3 month LIBOR	15,325	15,046	15,047
		Member Units (1,050,000 Class A units)	—	—	1,050	940
					16,096	15,987
Bluestem Brands, Inc. (8)	Multi-Channel Retailer of General Merchandise	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.77%, Secured Debt (Maturity - November 6, 2020)	3 month LIBOR	13,206	13,024	9,366
Boccella Precast Products, LLC (8)(10)(13)	Manufacturer of Precast Hollow Core Concrete	LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.34%, Secured Debt (Maturity - June 30, 2022)	1 month LIBOR	4,100	4,000	4,011
		Member Units (540,000 units)	—	—	540	540
					4,540	4,551

Brightwood Capital Fund Investments (9) (15)	Investment Partnership	LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 0.52%) (16)	—	—	$4,075	$3,443
		LP Interests (Brightwood Capital Fund IV, LP) (Fully diluted 1.58%) (16)	—	—	1,037	1,037
					5,112	4,480
Brundage-Bone Concrete Pumping, Inc.	Construction Services Provider	10.38% Secured Debt (Maturity - September 1, 2021) (14)	None	12,000	12,076	12,360
Buca C, LLC (8) (10) (13)	Casual Restaurant Group	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.33%, Secured Debt (Maturity - June 30, 2020)	1 month LIBOR	14,136	13,965	13,965
		Preferred Member Units (4 units, 6.00% cumulative) (16)	—	—	2,702	2,740
					16,667	16,705
CAI Software, LLC (10) (13)	Provider of Specialized Enterprise Resource Planning Software	12.00% Secured Debt (Maturity - October 10, 2019)	None	871	859	871
		Member Units (16,339 units) (16)	—	—	163	760
					1,022	1,631
CapFusion Holding, LLC (9) (10) (13) (18)	Business Lender	13.00% Secured Debt (Maturity - March 25, 2021) (18)	None	2,830	2,555	1,661
		Warrants (400 equivalent units, Expiration - March 24, 2026)	—	—	300	—
					2,855	1,661
CDHA Management, LLC (8) (11)	Dental Services	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.68%, Secured Debt (Maturity - December 5, 2021)	6 month LIBOR	4,345	4,245	4,345
Cengage Learning, Inc. (8)	Provider of Educational Print and Digital Services	LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.49%, Secured Debt (Maturity - June 7, 2023)	1 month LIBOR	9,794	9,259	9,056
Cenveo Corporation	Provider of Commercial Printing, Envelopes, Labels, Printed Office Products	6.00% Secured Debt (Maturity - August 1, 2019)	None	15,000	13,526	11,888
Charlotte Russe, Inc. (8)	Fast-Fashion Retailer to Young Women	LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.82%, Secured Debt (Maturity - May 22, 2019)	3 month LIBOR	14,972	14,845	6,635
Clarius BIGS, LLC (11) (18)	Prints & Advertising Film Financing	15.00% PIK Secured Debt (Maturity - January 5, 2015) (18)	None	2,140	1,882	64
		20.00% PIK Secured Debt (Maturity - January 5, 2015) (18)	None	773	680	23
					2,562	87
Construction Supply Investments, LLC (9)(11)	Distribution Platform of Specialty Construction Materials to Professional Concrete and Masonry Contractors	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.23%, Secured Debt (Maturity - June 30, 2023)(8)	—	7,313	7,276	7,276
		Member units (20,000 units)	—	—	3,723	3,723
					10,999	10,999
ContextMedia Health, LLC (8)	Provider of Healthcare Media Content	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity - December 23, 2021)	1 month LIBOR	9,625	8,743	9,589
Covenant Surgical Partners, Inc.	Ambulatory Surgical Centers	8.75% Secured Debt (Maturity - August 1, 2019)	None	9,500	9,500	9,812
CST Industries, Inc. (8)	Storage Tank Manufacturer	Prime Plus 5.25% (Floor 2.50%), Current Coupon 9.50%, Secured Debt (Maturity - May 22, 2017)	PRIME	2,759	2,768	2,690
		Prime Plus 5.25% (Floor 2.50%), Current Coupon 4.10%, Secured Debt (Maturity - October 14, 2017)	PRIME	482	482	482
					3,250	3,172
CTVSH, PLLC (8)(11)	Emergency Care and Specialty Service Animal Hospital	LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.31%, Secured Debt (Maturity - August 3, 2022)	1 month LIBOR	3,000	2,942	2,942

Datacom, LLC (10) (13)	Technology and Telecommunications Provider	5.25% Current / 5.25% PIK, Current Coupon 10.50% Secured Debt (Maturity - May 30, 2019)	None	$1,348	$1,338	$1,263
		8.00% Secured Debt (Maturity - May 30, 2018)	None	150	150	150
		Class A Preferred Member Units (1,530 units, 15.00% cumulative) (16)	—	—	131	151
		Class B Preferred Member Units (717 units)	—	—	670	—
					2,289	1,564
Digital River, Inc. (8)	Provider of Outsourced e-Commerce Solutions and Services	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.82%, Secured Debt (Maturity - February 12, 2021)	3 month LIBOR	14,586	14,496	14,659
Digital Room, LLC (8)	Organic Lead Generation for Online Postsecondary Schools	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.24%, Secured Debt (Maturity - November 21, 2022)	1 month LIBOR	7,339	7,207	7,302
East West Copolymer & Rubber, LLC (10) (13) (18)	Manufacturer of Synthetic Rubbers	12.00% Secured Debt (Maturity - October 17, 2019) (18)	None	909	859	—
		Warrants (627,697 equivalent shares, Expiration - October 15, 2024)	—	—	13	—
					872	—
ECP-PF Holdings Groups, Inc. (8)(11)	Fitness Club Operator	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.30%, Secured Debt (Maturity - November 26, 2019)	1 month LIBOR	1,875	1,866	1,875
Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft) (8) (9)	Technology-Based Performance Support Solutions	LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.49%, Secured Debt (Maturity - April 28, 2022) (14)	1 month LIBOR	10,901	10,492	8,971
Extreme Reach, Inc. (8)(12)	Integrated TV and Video Advertising Platform	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.59%, Secured Debt (Maturity - February 7, 2020)	3 month LIBOR	8,849	8,834	8,845
Felix Investments Holdings II, LLC (8)(11)	Oil and Gas Exploration and Production	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.81%, Secured Debt (Maturity - August 9, 2022)	3 month LIBOR	3,333	3,264	3,264
Flavors Holdings, Inc. (8)	Global Provider of Flavoring and Sweetening Products and Solutions	LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 7.08%, Secured Debt (Maturity - April 3, 2020)	3 month LIBOR	12,592	11,979	11,994
GST Autoleather, Inc. (8)	Automotive Leather Manufacturer	Prime Plus 6.50% (Floor 2.00%), Current Coupon 10.75%, Secured Debt (Maturity - July 10, 2020)	PRIME	17,297	16,784	13,405
Guitar Center, Inc.	Musical Instruments Retailer	6.50% Secured Debt (Maturity - April 15, 2019)	None	15,015	14,395	13,626
Hojeij Branded Foods, LLC (8) (11)	Multi-Airport, Multi-Concept Restaurant Operator	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.31%, Secured Debt (Maturity - July 20, 2022)	3 month LIBOR	16,957	16,756	16,957
Hoover Group, Inc. (8) (9) (11)	Provider of Storage Tanks and Related Products to the Energy and Petrochemical Markets	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.56%, Secured Debt (Maturity - January 28, 2021)	3 month LIBOR	14,886	14,011	13,695
Hunter Defense Technologies, Inc. (8)	Provider of Military and Commercial Shelters and Systems	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.31%, Secured Debt (Maturity - August 5, 2019)	3 month LIBOR	15,000	14,551	14,888
Hydrofarm Holdings, LLC (8) (11)	Wholesaler of Horticultural Products	LIBOR Plus 7.00%, Current Coupon 8.24%, Secured Debt (Maturity - May 12, 2022)	1 month LIBOR	6,708	6,582	6,582
iEnergizer Limited (8) (9)	Provider of Business Outsourcing Solutions	LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity - May 1, 2019)	1 month LIBOR	11,209	10,898	11,181
Implus Footcare, LLC (8) (11)	Provider of Footwear and Other Accessories	LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.08%, Secured Debt (Maturity - April 30, 2021)	3 month LIBOR	14,529	14,326	14,326
Indivior Finance, LLC (8) (9)	Specialty Pharmaceutical Company Treating Opioid Dependence	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.32%, Secured Debt (Maturity - December 19, 2019)	3 month LIBOR	7,628	7,393	7,694
Industrial Services Acquisitions, LLC (11)	Industrial Cleaning Services	11.25% Current / 0.75% PIK, Current Coupon 12.00%, Unsecured Debt (Maturity - December 17, 2022) (17)	None	10,583	10,403	10,583
		Member units (Industrial Services Investments, LLC) (2,100,000 units)	—	—	2,100	1,890
					12,503	12,473
Inn of the Mountain Gods Resort and Casino	Hotel & Casino Owner & Operator	9.25% Secured Debt (Maturity - November 30, 2020)	None	10,749	10,610	9,674
Intertain Group Limited (8) (9)	Business-to-Consumer Online Gaming Operator	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.74%, Secured Debt (Maturity - April 8, 2022)	1 month LIBOR	$8,028	$7,891	$8,118
iPayment, Inc. (8)	Provider of Merchant Acquisition	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.31%, Secured Debt (Maturity - April 11, 2023)	3 month LIBOR	12,000	11,887	12,150
iQor US Inc. (8)	Business Process Outsourcing Services Provider	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.30%, Secured Debt (Maturity - April 1, 2021)	3 month LIBOR	7,698	7,336	7,648
IronGate Energy Services, LLC (18)	Oil and Gas Services	11.00% Secured Debt (Maturity - July 1, 2018) (18)	None	5,825	5,827	2,039
Jackmont Hospitality, Inc. (8) (11)	Franchisee of Casual Dining Restaurants	LIBOR Plus 6.75% (Floor 1.00%)/ 2.50% PIK , Current Coupon 7.99%, Secured Debt (Maturity - May 26, 2021)	1 month LIBOR	8,780	8,755	8,780
Jacuzzi Brands Corp. (8)	Manufacturer of Bath and Spa Products	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.33%, Secured Debt (Maturity - June 28, 2023)	3 month LIBOR	5,963	5,845	5,933
Joerns Healthcare, LLC (8)	Manufacturer and Distributor of Health Care Equipment & Supplies	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.82%, Secured Debt (Maturity - May 9, 2020)	3 month LIBOR	11,119	10,931	10,429
Kellermeyer Bergensons Services, LLC (8)	Outsourced Janitorial Services to Retail/Grocery Customers	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.81%, Secured Debt (Maturity - April 29, 2022) (14)	3 month LIBOR	14,700	14,615	14,333
Keypoint Government Solutions, Inc. (8) (11)	Provider of Pre-Employment Screening Services	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.30%, Secured Debt (Maturity - April 18, 2024)	3 month LIBOR	12,188	12,072	12,072
LaMi Products, LLC (8) (11)	General Merchandise Distribution	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.82%, Secured Debt (Maturity -September 16, 2020)	3 month LIBOR	11,239	11,105	11,214
Larchmont Resources, LLC (8)	Oil & Gas Exploration & Production	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.22%, Secured Debt (Maturity - August 7, 2020)	3 month LIBOR	4,013	4,013	3,933
		Member units (Larchmont Intermediate Holdco, LLC) (4,806 units)	—	—	601	1,658
					4,614	5,591
Legendary Pictures Funding, LLC (8) (11)	Producer of TV, Film, and Comic Content	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.33%, Secured Debt (Maturity - April 22, 2020)	3 month LIBOR	8,020	7,928	7,920
LJ Host Merger Sub, Inc. (8)	Managed Services and Hosting Provider	LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.08%, Secured Debt (Maturity - December 13, 2019)	3 month LIBOR	16,137	15,694	15,714
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.06%, Secured Debt (Maturity - December 13, 2018)	3 month LIBOR	2,433	2,339	2,293
					18,033	18,007
Logix Acquisition Company, LLC (8) (11)	Competitive Local Exchange Carrier	LIBOR Plus 8.29% (Floor 1.00%), Current Coupon 9.53%, Secured Debt (Maturity - June 24, 2021) (24)	1 month LIBOR	8,358	8,241	8,358
LSF9 Atlantis Holdings, LLC (8)	Provider of Wireless Telecommunications Carrier Services	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.24%, Secured Debt (Maturity - May 1, 2023)	1 month LIBOR	13,913	13,805	13,997
Lulu’s Fashion Lounge, LLC (8)(11)	Fast Fashion E-Commerce Retailer	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.24%, Secured Debt (Maturity - August 23, 2022)	1 month LIBOR	6,818	6,616	6,767
Meisler Operating, LLC (10) (13)	Provider of Short Term Trailer and Container Rental	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.80%, Secured Debt (Maturity - June 7, 2022) (8)	3 month LIBOR	4,200	4,091	4,100
		Member Units (Milton Meisler Holdings, LLC) (8,000 units)	—	—	800	800
					4,891	4,900
MHVC Acquisition Corp. (8)	Provider of Differentiated Information Solutions, Systems Engineering and Analytics	LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.49%, Secured Debt (Maturity - April 29, 2024)	1 month LIBOR	10,474	10,424	10,592
Minute Key, Inc. (10) (13)	Operator of Automated Key Duplication Kiosk	12.00% Secured Debt (Maturity - September 19, 2019) (14)	None	4,146	4,079	4,146
		Warrants (359,352 equivalent units, Expiration - May 20, 2025)	—	—	70	263
					4,149	4,409
NBG Acquisition, Inc. (8)	Wholesaler of Home Decor Products	LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.91%, Secured Debt (Maturity - April 26, 2024)	6 month LIBOR	$4,430	$4,361	$4,408
New Media Holdings II LLC (8) (9)	Local Newspaper Operator	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.49%, Secured Debt (Maturity - July 14, 2022)	1 month LIBOR	17,075	16,791	17,102
NNE Issuer, LLC (8) (11)	Oil & Gas Exploration & Production	LIBOR Plus 8.00%, Current Coupon 9.32%, Secured Debt (Maturity - March 2, 2022)	3 month LIBOR	10,500	10,407	10,407
North American Lifting Holdings, Inc. (8)	Crane Service Provider	LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.83%, Secured Debt (Maturity - November 27, 2020)	3 month LIBOR	6,326	5,634	5,836
Novetta Solutions, LLC (8)(12)	Provider of Advanced Analytics Solutions for Defense Agencies	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.34%, Secured Debt (Maturity - October 17, 2022)	3 month LIBOR	8,649	8,421	8,411
NTM Acquisition Corp. (8)	Provider of B2B Travel Information Content	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.55%, Secured Debt (Maturity - June 7, 2022)	3 month LIBOR	11,052	10,935	10,997
Pardus Oil & Gas, LLC	Oil & Gas Exploration and Production	13.00% PIK, Secured Debt (Maturity - November 12, 2021)	None	1,053	1,053	693
		5.00% PIK, Secured Debt (Maturity - May 13, 2022) (14)	None	543	543	70
		Class A units (1,331 units)	—	—	1,331	—
					2,927	763
Paris Presents, Inc. (8)	Branded Cosmetic and Bath Accessories	LIBOR Plus 8.75% (Floor 1.00%), Current Coupon 9.99%, Secured Debt (Maturity - December 31, 2021) (14)	1 month LIBOR	10,000	9,894	9,900
Parq Holdings, LP (8) (9)	Hotel and Casino Operator	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.73%, Secured Debt (Maturity - December 17, 2020)	1 month LIBOR	12,500	12,337	12,469
Permian Holdco 2, Inc.	Storage Tank Manufacturer	14.00% PIK Unsecured Debt (Maturity - October 15, 2021) (17)	None	548	548	548
		Series A Preferred Shares (Permian Holdco 1, Inc.) (386,255 units) (12.00% Cumulative) (16)	—	—	2,109	2,109
		Common Shares (Permian Holdco 1, Inc.) (386,255 units)	—	—	—	—
					2,657	2,657
Permian Holdings, Inc.	Storage Tank Manufacturer	10.50% Secured Debt (Maturity - January 15, 2018)	None	1,000	760	290
Pernix Therapeutics Holdings, Inc. (11)	Pharmaceutical Royalty - Anti-Migraine	12.00% Secured Debt (Maturity - August 1, 2020)	None	2,737	2,716	1,725
PPC/Shift, LLC (8) (11)	Provider of Digital Solutions to Automotive Industry	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.33%, Secured Debt (Maturity - December 22, 2021)	3 month LIBOR	6,869	6,749	6,869
Prowler Acquisition Corporation (8)	Specialty Distributor to the Energy Sector	LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.83%, Secured Debt (Maturity - January 28, 2020)	3 month LIBOR	12,445	11,101	11,076
PSC Industrial Holdings Corp. (8)	Diversified Industrial Service Provider	LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.99%, Secured Debt (Maturity - December 5, 2020)	1 month LIBOR	5,596	5,275	5,587
Redbox Automated Retail, LLC (8)	Operator of Home Media Entertainment Kiosks	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.74%, Secured Debt (Maturity - September 27, 2021)	1 month LIBOR	10,500	10,176	10,605
Renaissance Learning, Inc. (8)	Technology-based K-12 Learning Solutions	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.33%, Secured Debt (Maturity - April 11, 2022) (14)	3 month LIBOR	12,695	12,344	12,854
Resolute Industrial, LLC (8) (11)	HVAC Equipment Rental and Remanufacturing	LIBOR Plus 6.40% (Floor 1.00%), Current Coupon 7.73%, Secured Debt (Maturity - July 26, 2022) (25)	3 month LIBOR	17,167	16,622	16,730
		Common Stock (601 units)	—	—	750	750
					17,372	17,480
RGL Reservoir Operations, Inc. (8) (9)	Oil & Gas Equipment & Services	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.32%, Secured Debt (Maturity - August 13, 2021)	3 month LIBOR	3,880	3,808	698

RM Bidder, LLC (11)	Full-scale Film and Television Production and Distribution	Common Stock (1,854 units)	—	$—	$31	$17
		Series A Warrants (124,915 equivalent units, Expiration - October 20, 2025)	—	—	284	—
		Series B Warrants (93,686 equivalent units, Expiration - October 20, 2025)	—	—	—	—
					315	17
Salient Partners, LP (8)	Provider of Asset Management Services	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.80%, Secured Debt (Maturity - June 9, 2021)	3 month LIBOR	11,200	10,884	10,864
Sigma Electric Manufacturing Corp. (8) (9) (11)	Manufacturer and Distributor of Electrical Fittings and Parts	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.58%, Secured Debt (Maturity - October 13, 2021)	3 Month LIBOR	12,437	12,176	12,437
Smart Modular Technologies, Inc. (8)(9)(11)	Provider of Specialty Memory Solutions	LIBOR Plus 6.25%, (Floor 1.00%), Current Coupon 7.56%, Secured Debt (Maturity - August 9, 2022)	3 month LIBOR	15,000	14,708	14,925
Sorenson Communications, Inc.	Manufacturer of Communication Products for Hearing Impaired	9.00% Secured Debt (Maturity - October 31, 2020) (14)	None	13,210	12,857	12,879
		LIBOR Plus 5.75% (Floor 2.25%), Current Coupon 8.00%, Secured Debt (Maturity - April 30, 2020)	3 month LIBOR	2,954	2,938	2,975
					15,795	15,854
Strike, LLC (8)	Pipeline Construction and Maintenance Services	LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity - November 30, 2022)	3 month LIBOR	9,625	9,363	9,769
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.45%, Secured Debt (Maturity - May 30, 2019)	3 month LIBOR	500	475	513
					9,838	10,282
Synagro Infrastructure Company, Inc. (8)	Waste Management Services	LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.58%, Secured Debt (Maturity - August 22, 2020)	3 month LIBOR	5,384	5,250	5,142
TE Holdings, LLC	Oil & Gas Exploration & Production	Common Units (72,785 units)	—	—	728	218
Teleguam Holdings, LLC (8)	Cable and Telecom Services Provider	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.73%, Secured Debt (Maturity - July 25, 2024) (14)	1 month LIBOR	7,750	7,598	7,828
TMC Merger Sub Corp (8)	Refractory & Maintenance Services Provider	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - October 31, 2022) (26)	1 month LIBOR	14,734	14,602	14,808
TOMS Shoes, LLC (8)	Global Designer, Distributor, and Retailer of Casual Footwear	LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.82%, Secured Debt (Maturity - October 30, 2020)	3 month LIBOR	4,875	4,595	2,331
Turning Point Brands, Inc. (8) (9) (11)	Marketer/Distributor of Tobacco Products	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.32%, Secured Debt (Maturity - May 17, 2022) (25)	3 month LIBOR	8,458	8,381	8,436
TVG-I-E CMN Acquisition, LLC (8)(11)	Organic Lead Generation for Online Postsecondary Schools	LIBOR Plus 6.00%, (Floor 1.00%), Current Coupon 7.24%, Secured Debt (Maturity - November 3, 2021)	1 month LIBOR	6,338	6,229	6,338
U.S. Telepacific Corp. (8)	Provider of Communications and Managed Services	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.32%, Secured Debt (Maturity - May 2, 2023)	3 month LIBOR	14,963	14,597	14,611
USJ-IMECO Holding Company, LLC (8)	Marine Interior Design and Installation	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.34%, Secured Debt (Maturity - April 16, 2020)	3 month LIBOR	8,264	8,243	8,202
Valley Healthcare Group, LLC (8) (10) (13)	Provider of Durable Medical Equipment	LIBOR Plus 12.50% (Floor 0.50%), Current Coupon 13.74%, Secured Debt (Maturity - December 29, 2020)	1 month LIBOR	2,962	2,918	2,918
		Preferred Member Units (Valley Healthcare Holding, LLC) (400 units)	—	—	400	400
					3,318	3,318
VIP Cinema Holdings, Inc. (8)	Supplier of Luxury Seating to the Cinema Industry	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.34%, Secured Debt (Maturity - March 1, 2023)	3 month LIBOR	9,750	9,705	9,854

Vistar Media, Inc. (8) (11)	Operator of Digital Out-of-Home Advertising Platform	LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.33%, Secured Debt (Maturity - February 16, 2022)	3 month LIBOR	$3,375	$3,086	$3,088
		Warrants (64,025 equivalent units, Expiration - February 17, 2027)	—	—	331	331
					3,417	3,419
Volusion, LLC (10) (13)	Provider of Online Software-as-a-Service eCommerce Solutions	11.50% Secured Debt (Maturity - January 24, 2020)	None	7,172	6,385	6,385
		Preferred Member Units (2,090,001 units)	—	—	6,000	6,000
		Warrants (784,866.80 equivalent units, Expiration - January 26, 2025)	—	—	1,104	960
					13,489	13,345
Wellnext, LLC (8) (11)	Manufacturer of Supplements and Vitamins	LIBOR Plus 7.50% (Floor 0.50%), Current Coupon 8.74%, Secured Debt (Maturity - July 21, 2022) (24)	1 month LIBOR	9,930	9,852	9,930
Wireless Vision Holdings, LLC (8)(11)	Provider of Wireless Telecommunications Carrier Services	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.83%, Secured Debt (Maturity - September 29, 2022) (24)	3 month LIBOR	6,711	6,369	6,369
Wirepath, LLC (8)	E-Commerce Provider Into Connected Home Market	LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.56%, Secured Debt (Maturity - August 5, 2024)	3 month LIBOR	11,500	11,443	11,593

Subtotal Non-Control/Non-Affiliate Investments (5) (89% of total portfolio investments at fair value)					$996,358	$967,475

Total Portfolio Investments					$1,110,886	$1,090,706

Short Term Investments (20)
Fidelity Institutional Money Market Funds (21)	—	Prime Money Market Portfolio, Class III Shares	—	—	$21,316	$21,316
UMB Bank Money Market Account (21)	—	—			532	532
US Bank Money Market Account (21)	—	—	—	—	14,409	14,409

Total Short Term Investments					$36,257	$36,257
(1) All investments are Middle Market portfolio investments, unless otherwise noted. All of the Company’s assets are encumbered as security for the Company’s credit agreements. See Note 5 - Borrowings.
(2) Debt investments are income producing, unless otherwise noted. Equity investments and warrants are non-income producing, unless otherwise noted.
(3) See Note 3 - Fair Value Hierarchy for Investments for summary geographic location of portfolio companies.
(4) Affiliate investments are generally defined by the Investment Company Act of 1940, as amended (the “1940 Act”), as investments in which between 5% and 25% of the voting securities are owned, or an investment in an investment company’s investment adviser, and the investments are not classified as Control investments.
(5) Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.
(6) Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.
(7) Principal is net of repayments. Cost represents amortized cost which is net of repayments and adjusted for the amortization of premiums and/or accretion of discounts, as applicable.
(8) Index based floating interest rate is subject to contractual minimum interest rates.
(9) The investment is not a qualifying asset in an eligible portfolio company under Section 55(a) of the 1940 Act. A business development company (“BDC”) may not acquire any asset other than qualifying assets in eligible portfolio companies unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. As of September 30, 2017, approximately 15.6% of the Company’s total assets were considered non-qualifying.
(10) Investment is classified as a Lower Middle Market investment.
(11) Investment is classified as a Private Loan portfolio investment.
(12) Investment or portion of investment is under contract to purchase and met trade date accounting criteria as of September 30, 2017. Settlement occurred or is scheduled to occur after September 30, 2017.
(13) Investment serviced by Main Street Capital Corporation pursuant to servicing arrangements with the Company.
(14) Second lien secured debt investment.
(15) Investment is classified as an Other Portfolio investment.
(16) Income producing through dividends or distributions.
(17) Unsecured debt investment.
(18) Investment is on non-accrual status as of September 30, 2017.
(19) Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.
(20) Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(21) Effective yield as of September 30, 2017 was approximately 0.01%.
(22) The 1, 2, 3, and 6-month London Interbank Offered Rate (“LIBOR”) rates were 1.24%, 1.27%, 1.34% and 1.51%, respectively, as of September 30, 2017. The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of September 30, 2017, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to September 30, 2017. The prime rate was 4.25% as of September 30, 2017.
(23) Transactions for the nine months ended September 30, 2017 with HMS-ORIX SLF LLC are as follows:

		Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2017
Company	Fair Value at December 31, 2016	Contributions (Cost)	Redemptions (Cost)	Net Unrealized Gain (Loss)	Fair Value at September 30, 2017	Net Realized Gain (Loss)	Dividend Income
HMS-ORIX SLF LLC*	$—	$30,000	$—	$516	$30,516	$—	$—
* Together with ORIX Funds Corp. (“Orix”), the Company co-invests through HMS-ORIX SLF LLC (“HMS-ORIX”), which is organized as a Delaware limited liability company. Pursuant to the terms of the limited liability company agreement and through representation on the HMS-ORIX Board of Managers, the Company and Orix each have 50% voting control of HMS-ORIX and together will agree on all portfolio and investment decisions as well as all other significant actions for HMS-ORIX. Therefore, although the Company owns more than 25% of the voting securities of HMS-ORIX, the Company does not have control over HMS-ORIX for purposes of the 1940 Act or otherwise.
(24) The Company has entered into an intercreditor agreement that entitles the Company to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche receives priority over the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 7.50% (Floor 1.00%) per the credit agreement and the Condensed Consolidated Schedule of Investments above reflects such higher rate.
(25) As part of the credit agreement with the portfolio company, the Company is entitled to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche receives priority over the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder. The rate the Company receives per the credit agreement is the same as the rate reflected in the Condensed Consolidated Schedule of Investments above.
(26) The Company has entered into an intercreditor agreement that entitles the Company to the "first out" tranche of the first lien secured loans, whereby the "first out" tranche receives priority over the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder. Therefore, the Company receives a lower interest rate than the contractual stated interest rate of LIBOR plus 6.64% (Floor 1.00%) per the credit agreement and the Condensed Consolidated Schedule of Investments above reflects such lower rate.
(27) The fair value of the investment was determined using significant unobservable inputs. See Note 3 - Fair Value Hierarchy for Investments.

See notes to the condensed consolidated financial statements.

HMS Income Fund, Inc. Condensed Consolidated Schedule of Investments
As of December 31, 2016
(dollars in thousands)
Portfolio Company (1) (3)	Business Description	Type of Investment (2) (3)	Index Rate (22)	Principal (7)	Cost (7)	Fair Value

Control Investments (6)
GRT Rubber Technologies, LLC (8) (10) (13)	Engineered Rubber Product Manufacturer	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity - December 19, 2019)	1 month LIBOR	$6,538	$6,448	$6,538
		Member Units (2,896 shares)	—	—	6,435	10,004
					12,883	16,542

Subtotal Control Investments (6) (2% of total investments at fair value)					$12,883	$16,542

Affiliate Investments (4)
AFG Capital Group, LLC (10) (13)	Provider of Rent-to-Own Financing Solutions and Services	Member Units (46 shares)	—	$—	$300	$687
		Warrants (10 equivalent shares, Expiration - November 7, 2024)	—	—	65	167
					365	854
Clad-Rex Steel, LLC (10) (13)	Specialty Manufacturer of Vinyl-Clad Metal	LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity - December 20, 2021) (8)	1 month LIBOR	3,520	3,449	3,449
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity - December 20, 2018) (8)	1 month LIBOR	100	99	99
		Member Units (179 units)	—	—	1,820	1,820
		10.00% Secured Debt (Clad-Rex Steel RE Investor, LLC) (Maturity - December 20, 2036)	None	301	298	298
		Member Units (Clad-Rex Steel RE Investor, LLC) (200 units)	—	—	53	53
					5,719	5,719
EIG Traverse Co-Investment, LP (9) (15)	Investment Partnership	LP Interests (EIG Traverse Co-Investment, LP) (Fully diluted 22.20%) (16)	—	—	9,805	9,905
Freeport First Lien Loan Fund III, LP (9) (15)	Investment Partnership	LP Interests (Freeport First Lien Loan Fund III, LP) (Fully diluted 5.60%) (16)	—	—	4,763	4,763
Gamber-Johnson Holdings, LLC (8) (10) (13)	Manufacturer of Ruggedized Computer Mounting Systems	LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.00%, Secured Debt (Maturity - June 24, 2021)	1 month LIBOR	6,020	5,902	5,964
		Member Units (2,155 units)		—	3,711	4,730
					9,613	10,694
Guerdon Modular Holdings, Inc. (10) (13)	Multi-Family and Commercial Modular Construction Company	9.00% Current / 4.00% PIK Secured Debt (Maturity - August 13, 2019)	None	2,668	2,621	2,642
		Common Stock (53,008 shares)	—	—	746	20
		Class B Preferred Stock (101,250 shares)	—	—	285	285
					3,652	2,947
Gulf Publishing Holdings, LLC (10) (13)	Energy Focused Media and Publishing	12.50% Secured Debt (Maturity - April 29, 2021)	None	2,500	2,455	2,455
		Member Units (781 shares)		—	781	781
					3,236	3,236
Hawk Ridge Systems, LLC (9) (10) (13)	Value-Added Reseller of Engineering Design and Manufacturing Solutions	10.00% Secured Debt (Maturity - December 2, 2021)	None	2,500	2,451	2,451
		Preferred Member Units (56 units)	—	—	713	713
		Preferred Member Units (HRS Services, ULC) (56 units)	—	—	38	38
					3,202	3,202
HW Temps LLC (8) (10) (13)	Temporary Staffing Solutions	LIBOR Plus 13.00% (Floor 1.00%), Current Coupon 14.00%, Secured Debt (Maturity - July 2, 2020)	1 month LIBOR	2,644	2,591	2,591
		Preferred Member Units (800 shares) (16)	—	—	986	985
					3,577	3,576
M.H. Corbin Holding, LLC (10) (13)	Manufacturer and Distributor of Traffic Safety Products	10.00% Secured Debt (Maturity - August 31, 2021)	None	3,325	3,299	3,299
		Preferred Member Units (1,000 shares)		—	1,500	1,500
					4,799	4,799

Mystic Logistics, Inc. (10) (13)	Logistics and Distribution Services Provider for Large Volume Mailers	12.00% Secured Debt (Maturity - August 15, 2019)	None	$2,294	$2,246	$2,294
		Common Stock (1,468 shares) (16)	—	—	680	1,445
					2,926	3,739
SoftTouch Medical Holdings LLC (8) (10) (13)	Home Provider of Pediatric Durable Medical Equipment	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity - October 31, 2019)	1 month LIBOR	1,260	1,244	1,260
		Member Units (785 units) (16)	—	—	870	1,618
					2,114	2,878

Subtotal Affiliate Investments (4) (6% of total investments at fair value)					$53,771	$56,312

Non-Control/Non-Affiliate Investments (5)
Adams Publishing Group, LLC (8) (11)	Local Newspaper Operator	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity - November 3, 2020)	3 month LIBOR	$7,589	$7,459	$7,589
ADS Tactical, Inc. (8) (11)	Value-Added Logistics and Supply Chain Solutions Provider	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity - December 31, 2022)	3 month LIBOR	10,000	9,750	9,750
Ahead, LLC (8) (11)	IT Infrastructure Value Added Reseller	LIBOR Plus 6.50%, Current Coupon 7.50%, Secured Debt (Maturity - November 2, 2020)	3 month LIBOR	9,500	9,267	9,536
Allflex Holdings III Inc. (8)	Manufacturer of Livestock Identification Products	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity - July 19, 2021) (14)	6 month LIBOR	14,922	15,012	14,936
American Scaffold Holdings, Inc. (8) (11)	Marine Scaffolding Service Provider	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - March 31, 2022)	1 month LIBOR	7,359	7,257	7,323
American Teleconferencing Services, Ltd. (8)	Provider of Audio Conferencing and Video Collaboration Solutions	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - December 8, 2021)	3 month LIBOR	10,056	9,122	9,848
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity - June 6, 2022) (14)	3 month LIBOR	5,571	5,353	5,353
					14,475	15,201
AmeriTech College Operations, LLC (10) (13)	For-Profit Nursing and Healthcare College	13.00% Secured Debt (Maturity - January 31, 2020)	None	375	375	375
		10.00% Secured Debt (Maturity - November 30, 2019)	None	61	61	61
		13.00% Secured Debt (Maturity - November 30, 2019)	None	64	64	64
		Preferred Member Units (364 units, 5.00% cumulative) (16)	—	—	284	284
					784	784
AP Gaming I, LLC (8) (11)	Developer, Manufacturer and Operator of Gaming Machines	LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity - December 21, 2020)	3 month LIBOR	11,291	11,194	11,267
Apex Linen Service, Inc. (10) (13)	Industrial Launderers	13.00% Secured Debt (Maturity - October 30, 2022)	None	3,604	3,545	3,545
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - October 30, 2022)	1 month LIBOR	600	600	600
					4,145	4,145
Arcus Hunting, LLC (8) (11)	Manufacturer of Bowhunting and Archery Products and Accessories	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity - November 13, 2019)	1 month LIBOR	6,973	6,850	6,973
Artel, LLC (8) (12)	Provider of Secure Satellite Network and IT Solutions	LIBOR Plus 7.00% (Floor 1.25%), 7.25% Current/1.00% PIK, Current Coupon 8.25%, Secured Debt (Maturity - November 27, 2017)	3 month LIBOR	5,173	5,000	4,837
ATI Investment Sub, Inc. (8)	Manufacturer of Solar Tracking Systems	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity - June 22, 2021)	1 month LIBOR	9,500	9,322	9,476
ATX Networks Corp. (8) (9)	Provider of Radio Frequency Management Equipment	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - June 11, 2021)	3 month LIBOR	14,775	14,541	14,516

BarFly Ventures, LLC (11)	Casual Restaurant Group	12.00% Secured Debt (Maturity - August 30, 2020)	None	$1,986	$1,953	$1,942
		Warrants (.410 equivalent units, Expiration - August 31, 2025)	—	—	158	94
		Options (.731 equivalent units)	—	—	133	164
					2,244	2,200
BBB Tank Services, LLC (10) (13)	Maintenance, Repair and Construction Services to the Above-Ground Storage Tank Market	15% Current Secured Debt (Maturity - April 8, 2021)	None	1,007	989	989
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity - April 8, 2021)	1 month LIBOR	200	200	200
		Member Units (200,000 units)	—	—	200	200
					1,389	1,389
Berry Aviation, Inc. (11)	Airline Charter Service Operator	12.00% Current / 1.75% PIK, Current Coupon 13.75%, Secured Debt (Maturity - January 30, 2020) (14)	None	1,407	1,390	1,407
		Common Stock (138 shares)	—	—	100	205
					1,490	1,612
Bluestem Brands, Inc. (8)	Multi-Channel Retailer of General Merchandise	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity - November 6, 2020)	3 month LIBOR	13,812	13,582	12,039
Brightwood Capital Fund III, LP (9) (15)	Investment Partnership	LP Interests (Brightwood Capital Fund III, LP) (Fully diluted .52%) (16)	—	—	4,075	3,698
Brundage-Bone Concrete Pumping, Inc.	Construction Services Provider	10.38% Secured Debt (Maturity - September 1, 2021) (14)	None	12,000	12,088	12,960
Buca C, LLC (8) (10) (13)	Casual Restaurant Group	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity - June 30, 2020)	1 month LIBOR	15,114	14,889	15,114
		Preferred Member Units (4 units, 6.00% cumulative) (16)	—	—	2,547	3,110
					17,436	18,224
CAI Software, LLC (10) (13)	Provider of Specialized Enterprise Resource Planning Software	12.00% Secured Debt (Maturity - October 10, 2019)	None	921	904	921
		Member Units (16,339 units)	—	—	163	620
					1,067	1,541
CapFusion Holding, LLC (9) (10) (13)	Business Lender	13.00% Secured Debt (Maturity - March 25, 2021)	None	3,600	3,289	3,289
		Warrants (400 equivalent units, Expiration - March 24, 2026)	—	—	300	300
					3,589	3,589
CDHA Management, LLC (8) (11)	Dental Services	Prime Plus 6.25% (Floor 3.75%), Current Coupon 10.00%, Secured Debt (Maturity - December 5, 2021)	PRIME	4,491	4,376	4,376
		Prime Plus 6.25% (Floor 3.75%), Current Coupon 10.00%, Secured Debt (Maturity - December 5, 2021)	PRIME	—	—	—
					4,376	4,376
Cenveo Corporation	Provider of Commercial Printing, Envelopes, Labels, Printed Office Products	6.00% Secured Debt (Maturity - August 1, 2019)	None	15,000	13,013	13,388
Charlotte Russe, Inc. (8)	Fast-Fashion Retailer to Young Women	LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity - May 22, 2019)	3 month LIBOR	15,101	14,918	9,184
CJ Holding Company (8)	Oil and Gas Equipment and Services	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity - March 31, 2017)	3 month LIBOR	83	85	83
Clarius BIGS, LLC (11) (18)	Prints & Advertising Film Financing	15.00% PIK Secured Debt (Maturity - January 5, 2015) (18)	None	2,144	1,886	64
		20.00% PIK Secured Debt (Maturity - January 5, 2015) (18)	None	774	681	23
					2,567	87
Compuware Corporation (8)	Provider of Software and Supporting Services	LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity - December 15, 2019)	3 month LIBOR	12,265	12,004	12,341
Construction Supply Investments, LLC (8) (11)	Distribution Platform of Specialty Construction Materials to Professional Concrete and Masonry Contractors	LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity - June 30, 2023)	3 month LIBOR	$8,500	$8,305	$8,330
		Member units (20,000 units)	—	—	2,000	2,000
					10,305	10,330
ContextMedia Health, LLC (8) (12)	Provider of Healthcare Media Content	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - December 21, 2021)	1 month LIBOR	10,000	9,000	9,150
Covenant Surgical Partners, Inc.	Ambulatory Surgical Centers	8.75% Secured Debt (Maturity - August 1, 2019)	None	9,500	9,500	9,168
CRGT, Inc. (8)	Provider of Custom Software Development	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - December 18, 2020)	1 month LIBOR	9,642	9,492	9,666
CST Industries, Inc. (8)	Storage Tank Manufacturer	LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity - May 22, 2017)	3 month LIBOR	2,759	2,766	2,759
Datacom, LLC (10) (13)	Technology and Telecommunications Provider	5.25% Current / 5.25% PIK, Current Coupon 10.50% Secured Debt (Maturity - May 30, 2019)	None	1,296	1,282	1,222
		8.00% Secured Debt (Maturity - May 30, 2017)	—	100	100	100
		Class A Preferred Member Units (1,530 units, 15.00% cumulative) (16)	—	—	131	152
		Class B Preferred Member Units (717 units)	—	—	670	170
					2,183	1,644
Digital River, Inc. (8)	Provider of Outsourced e-Commerce Solutions and Services	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - February 12, 2021)	3 month LIBOR	14,586	14,477	14,713
Digital Room, LLC (8)	Organic Lead Generation for Online Postsecondary Schools	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - November 21, 2022)	3 month LIBOR	7,625	7,475	7,549
East West Copolymer & Rubber, LLC (10) (13)	Manufacturer of Synthetic Rubbers	12.00% Current / 2.00% PIK, Current Coupon 14.00%, Secured Debt (Maturity - October 17, 2019)	None	2,400	2,351	2,136
		Warrants (627,697 equivalent shares, Expiration - October 15, 2024)	—	—	13	—
					2,364	2,136
ECP-PF Holdings Groups, Inc. (11)	Fitness Club Operator	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity - November 26, 2019)	3 month LIBOR	1,875	1,863	1,875
Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft) (8) (9)	Technology-Based Performance Support Solutions	LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.34%, Secured Debt (Maturity - April 28, 2022) (14)	6 month LIBOR	10,902	10,443	8,214
Flavors Holdings, Inc. (8)	Global Provider of Flavoring and Sweetening Products and Solutions	LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity - April 3, 2020)	3 month LIBOR	11,774	11,236	9,596
GST Autoleather, Inc. (8)	Automotive Leather Manufacturer	LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity - July 10, 2020)	3 month LIBOR	12,204	12,073	11,929
Guitar Center, Inc.	Musical Instruments Retailer	6.50% Secured Debt (Maturity - April 15, 2019)	None	15,015	14,128	13,626
Hojeij Branded Foods, LLC (8) (11)	Multi-Airport, Multi-Concept Restaurant Operator	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - July 28, 2021)	3 month LIBOR	5,419	5,376	5,419
Hoover Group, Inc. (8) (9) (11)	Provider of Storage Tanks and Related Products to the Energy and Petrochemical Markets	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity - January 28, 2021)	3 month LIBOR	15,000	13,961	13,961
Horizon Global Corporation (8) (9)	Auto Parts Manufacturer	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - June 30, 2021)	1 month LIBOR	12,098	11,893	12,325
Hunter Defense Technologies, Inc. (8)	Provider of Military and Commercial Shelters and Systems	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - August 5, 2019)	3 Month LIBOR	13,847	13,255	12,878
Hygea Holdings Corp. (8) (11)	Provider of Physician Services	LIBOR Plus 9.25%, Current Coupon 10.17%, Secured Debt (Maturity - February 24, 2019)	3 Month LIBOR	7,875	7,378	7,615
		Warrants (5,910,453 equivalent shares, Expiration - February 24, 2023)	—	—	369	1,531
					7,747	9,146
iEnergizer Limited (8) (9)	Provider of Business Outsourcing Solutions	LIBOR 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity - May 1, 2019)	1 month LIBOR	$8,569	$8,110	$8,312
Indivior Finance, LLC (8) (9)	Specialty Pharmaceutical Company Treating Opioid Dependence	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - December 19, 2019)	3 month LIBOR	9,000	8,644	9,079
Industrial Container Services, LLC (8) (11)	Steel Drum Reconditioner	LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity - December 31, 2018)	3 month LIBOR	8,927	8,871	8,927
Industrial Services Acquisitions, LLC (11)	Industrial Cleaning Services	11.25% Current / 0.75% PIK, Current Coupon 12.00%, Unsecured Debt (Maturity - December 17, 2022) (17)	None	10,523	10,325	10,325
		Member units (Industrial Services Investments, LLC) (2,100,000 units)	—	—	2,100	2,100
					12,425	12,425
Inn of the Mountain Gods Resort and Casino	Hotel & Casino Owner & Operator	9.25% Secured Debt (Maturity - November 30, 2020)	None	10,749	10,583	9,782
Intertain Group Limited (8) (9)	Business-to-Consumer Online Gaming Operator	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - April 8, 2022)	3 month LIBOR	8,799	8,633	8,876
iPayment, Inc. (8)	Provider of Merchant Acquisition	LIBOR Plus 5.25% (Floor 1.50%), Current Coupon 6.75%, Secured Debt (Maturity - May 8, 2017)	3 month LIBOR	15,007	14,986	14,481
Ipreo Holdings, LLC	Application Software for Capital Markets	7.25% Unsecured Debt (Maturity - August 1, 2022) (17)	None	6,250	5,318	5,266
iQor US Inc. (8)	Business Process Outsourcing Services Provider	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity - April 1, 2021)	1 month LIBOR	7,757	7,331	7,442
IronGate Energy Services, LLC (18)	Oil and Gas Services	11.00% Secured Debt (Maturity - July 1, 2018) (18)	None	5,825	5,827	1,631
Jackmont Hospitality, Inc. (8) (11)	Franchisee of Casual Dining Restaurants	LIBOR Plus 4.25% (Floor 1.00%)/ 2.50% PIK , Current Coupon 7.75%, Secured Debt (Maturity - May 26, 2021)	1 month LIBOR	8,891	8,861	8,891
Joerns Healthcare, LLC (8)	Manufacturer and Distributor of Health Care Equipment & Supplies	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity - May 9, 2020)	3 month LIBOR	12,172	11,947	11,442
JSS Holdings, Inc. (8)	Aircraft Maintenance Program Provider	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - August 31, 2021)	3 month LIBOR	13,828	13,550	13,759
Kellermeyer Bergensons Services, LLC (8)	Outsourced Janitorial Services to Retail/Grocery Customers	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity - April 29, 2022) (14)	3 month LIBOR	14,700	14,603	13,964
Kendra Scott, LLC (8)	Jewelry Retail Stores	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - July 17, 2020)	3 month LIBOR	9,375	9,305	9,328
Keypoint Government Solutions, Inc. (8)	Provider of Pre-Employment Screening Services	LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity - November 13, 2017)	3 month LIBOR	1,761	1,757	1,752
LaMi Products, LLC (8) (11)	General Merchandise Distribution	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - September 16, 2020)	3 month LIBOR	10,735	10,564	10,730
Larchmont Resources, LLC (8)	Oil & Gas Exploration & Production	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00% PIK, Secured Debt (Maturity - August 7, 2020)	3 month LIBOR	3,816	3,816	3,731
		Member units (Larchmont Intermediate Holdo, LLC) (4,806 units)	—	—	601	2,027
					4,417	5,758
Legendary Pictures Funding, LLC (8) (11)	Producer of TV, Film, and Comic Content	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - April 22, 2020)	3 month LIBOR	8,020	7,905	8,030
LJ Host Merger Sub, Inc. (8)	Managed Services and Hosting Provider	LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity - December 13, 2019)	3 month LIBOR	4,846	4,837	4,595
Logix Acquisition Company, LLC (8) (11)	Competitive Local Exchange Carrier	LIBOR Plus 8.28% (Floor 1.00%), Current Coupon 9.28%, Secured Debt (Maturity - June 24, 2021)	3 month LIBOR	8,593	8,455	8,593
Minute Key, Inc. (10) (13)	Operator of Automated Key Duplication Kiosk	10.00% Current / 2.00% PIK Secured Debt (Maturity - September 19, 2019) (14)	None	3,905	3,821	3,821
		Warrants (359,352 equivalent units, Expiration - May 20, 2025)	—	—	70	117
					3,891	3,938
Mood Media Corporation (8) (9)	Provider of Electronic Equipment	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - May 1, 2019)	3 month LIBOR	$14,822	$14,741	$14,328
New Media Holdings II LLC (8) (9)	Local Newspaper Operator	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity - June 4, 2020)	3 month LIBOR	14,706	14,578	14,633
North American Lifting Holdings, Inc. (8)	Crane Service Provider	LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity - November 27, 2020)	3 month LIBOR	2,405	2,016	2,101
North Atlantic Trading Company, Inc. (8)	Marketer/Distributor of Tobacco	Prime Plus 5.50% (Floor 3.75%), Current Coupon 9.25%, Secured Debt (Maturity - January 13, 2020)	PRIME	10,897	10,913	10,829
Novitex Acquisition, LLC (8)	Provider of Document Management Services	LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity - July 7, 2020)	3 month LIBOR	13,322	13,004	12,823
NTM Acquisition Corp. (8)	Provider of B2B Travel Information Content	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity - June 7, 2022)	3 month LIBOR	4,144	4,085	4,128
Pardus Oil & Gas, LLC	Oil & Gas Exploration and Production	13.00% PIK, Secured Debt (Maturity - November 12, 2021)	None	989	989	989
		5.00% PIK, Secured Debt (Maturity - May 13, 2022) (14)	None	517	517	293
		Class A units (1,331 units)	—	—	1,331	523
					2,837	1,805
Paris Presents, Inc. (8)	Branded Cosmetic and Bath Accessories	LIBOR Plus 8.75% (Floor 1.00%), Current Coupon 9.75%, Secured Debt (Maturity - December 31, 2021) (14)	1 month LIBOR	7,500	7,382	7,350
Parq Holdings, LP (8) (9)	Hotel and Casino Operator	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity - December 17, 2020)	1 month LIBOR	12,500	12,378	12,313
Permian Holdco 2, Inc.	Storage Tank Manufacturer	14.00% PIK Unsecured Debt (Maturity - October 15, 2021)	None	483	483	483
		Series A Preferred Shares (Permian Holdco 1, Inc.) (386,255 units) (12.00% Cumulative) (16)	—	—	997	997
		Common Shares (Permian Holdco 1, Inc.) (386,255 units)	—	—	997	997
					2,477	2,477
Permian Holdings, Inc.	Storage Tank Manufacturer	10.50% Secured Debt (Maturity - January 15, 2018)	None	1,000	338	338
Pernix Therapeutics Holdings, Inc. (11)	Pharmaceutical Royalty - Anti-Migraine	12.00% Secured Debt (Maturity - August 1, 2020)	None	3,016	2,990	2,910
Pike Corporation (8)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity - June 22, 2022) (14)	1 month LIBOR	13,334	13,070	13,411
Polycom, Inc. (8)	Provider of Audio and Video Communication Solutions	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - September 27, 2023)	3 month LIBOR	12,089	11,617	12,194
PPC/Shift, LLC (8) (11)	Provider of Digital Solutions to Automotive Industry	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - December 22, 2021)	3 month LIBOR	7,000	6,851	6,851
Premier Dental Services, Inc. (8)	Dental Care Services	LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity - November 1, 2018)	3 month LIBOR	4,511	4,497	4,494
Prowler Acquisition Corporation (8)	Specialty Distributor to the Energy Sector	LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity - January 28, 2020)	3 month LIBOR	11,329	9,896	8,383
Raley’s, Inc. (8)	Family-Owned Supermarket Chain in California	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity - May 18, 2022)	3 month LIBOR	4,195	4,125	4,242
Redbox Automated Retail, LLC (8)	Operator of Home Media Entertainment Kiosks	LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity - September 27, 2021)	3 month LIBOR	14,344	13,925	13,989
Renaissance Learning, Inc. (8)	Technology-based K-12 Learning Solutions	LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity - April 11, 2022) (14)	3 month LIBOR	12,950	12,548	12,896
RGL Reservoir Operations, Inc. (8) (9)	Oil & Gas Equipment & Services	LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity - August 13, 2021)	3 month LIBOR	3,910	3,826	880
RM Bidder, LLC (11)	Full-scale Film and Television Production and Distribution	Common Stock (1,854 units)	—	$—	$31	$29
		Series A Warrants (124,915 equivalent units, Expiration - October 20, 2025)	—	—	284	200
		Series B Warrants (93,686 equivalent units, Expiration - October 20, 2025)	—	—	—	—
					315	229
Salient Partners, LP (8)	Provider of Asset Management Services	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity - June 9, 2021)	3 month LIBOR	11,842	11,527	11,338
School Specialty, Inc. (8)	Distributor of Education Supplies and Furniture	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity - June 11, 2019)	1 month LIBOR	5,467	5,396	5,536
Sigma Electric Manufacturing Corp. (8) (11)	Manufacturer and Distributor of Electrical Fittings and Parts	LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity - May 13, 2019)	3 Month LIBOR	12,500	12,199	12,199
Sorenson Communications, Inc.	Manufacturer of Communication Products for Hearing Impaired	9.00% Secured Debt (Maturity - October 31, 2020) (14)	None	11,710	11,308	10,305
		LIBOR Plus 5.75% (Floor 2.25%), Current Coupon 8.00%, Secured Debt (Maturity - April 30, 2020)	3 month LIBOR	2,977	2,957	2,955
					14,265	13,260
Strike, LLC (8)	Pipeline Construction and Maintenance Services	LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.29%, Secured Debt (Maturity - November 30, 2022)	6 month LIBOR	10,000	9,667	9,900
Synagro Infrastructure Company, Inc. (8)	Waste Management Services	LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity - August 22, 2020)	3 month LIBOR	2,704	2,687	2,372
TaxAct, Inc. (8)	Provider of Tax Preparation Solutions	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - January 3, 2023)	1 month LIBOR	6,500	6,369	6,549
TE Holdings, LLC	Oil & Gas Exploration & Production	Common Units (72,785 units)	—	—	728	546
Teleguam Holdings, LLC (8)	Cable and Telecom Services Provider	LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity - June 10, 2019) (14)	1 month LIBOR	6,397	6,387	6,268
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity - December 10, 2018)	1 month LIBOR	7,481	7,335	7,406
					13,722	13,674
TMC Merger Sub Corp (8)	Refractory & Maintenance Services Provider	LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity - October 31, 2022)	1 week LIBOR	12,500	12,376	12,438
The Topps Company, Inc. (8)	Trading Cards & Confectionary	LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity - October 2, 2018)	3 month LIBOR	1,109	1,104	1,113
TOMS Shoes, LLC (8)	Global Designer, Distributor, and Retailer of Casual Footwear	LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity - October 30, 2020)	3 month LIBOR	4,913	4,573	3,635
Travel Leaders Group, LLC (8)	Travel Agency Network Provider	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - December 7, 2020)	1 month LIBOR	15,988	15,900	15,960
TVG-I-E CMN Acquisition, LLC (8) (11)	Organic Lead Generation for Online Postsecondary Schools	LIBOR Plus 6.00%, Current Coupon 7.00%, Secured Debt (Maturity - November 3, 2021)	1 month LIBOR	6,459	6,333	6,333
Unirush LLC (10) (13)	Provider of Prepaid Debit Card Solutions	12.00% Secured Debt (Maturity Date - February 1, 2019)	None	3,000	2,745	3,000
		Warrants (111,181 equivalent units, Expiration - February 2, 2026)	—	—	313	313
					3,058	3,313
U.S. Telepacific Corp. (8) (11)	Provider of Communications and Managed Services	LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity - February 24, 2021)	3 month LIBOR	7,500	7,367	7,367
USJ-IMECO Holding Company, LLC (8)	Marine Interior Design and Installation	LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity - April 16, 2020)	3 month LIBOR	8,857	8,829	8,813

Valley Healthcare Group, LLC (8) (10) (13)	Provider of Durable Medical Equipment	LIBOR Plus 12.50% (Floor 0.50%), Current Coupon 13.12%, Secured Debt (Maturity - December 29, 2020)	1 month LIBOR	$3,239	$3,183	$3,183
		Preferred Member Units (Valley Healthcare Holding, LLC) (400 units)	—	—	400	400
					3,583	3,583
VCVH Holding Corp. (8)	Healthcare Technology Services Focused on Revenue Maximization	LIBOR Plus 9.25% (Floor 1.00%), Current Coupon 10.25%, Secured Debt (Maturity - June 1, 2024) (14)	3 month LIBOR	3,500	3,417	3,474
Volusion, LLC (10) (13)	Provider of Online Software-as-a-Service eCommerce Solutions	11.50% Secured Debt (Maturity - January 24, 2020)	None	7,500	6,484	6,484
		Preferred Member Units (2,090,001 units)	—	—	6,000	6,000
		Warrants (784,866.80 equivalent units, Expiration - January 26, 2025)	—	—	1,104	1,104
					13,588	13,588
Wellnext, LLC (8) (11)	Manufacturer of Supplements and Vitamins	LIBOR Plus 9.00% (Floor 0.50%), Current Coupon 9.85%, Secured Debt (Maturity - May 23, 2021)	3 month LIBOR	10,058	9,966	10,058
Worley Claims Services, LLC (8) (11)	Insurance Adjustment Management and Services Provider	LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity - October 31, 2020)	1 month LIBOR	6,370	6,326	6,370
YP Holdings LLC (8)	Online and Offline Advertising Operator	LIBOR Plus 11.00% (Floor 1.25%), Current Coupon 12.25%, Secured Debt (Maturity - June 4, 2018)	1 month LIBOR	15,280	15,016	15,241

Subtotal Non-Control/Non-Affiliate Investments (5) (91% of total portfolio investments at fair value)					$935,741	$916,393

Total Portfolio Investments					$1,002,395	$989,247

Short Term Investments (20)
Fidelity Institutional Money Market Funds (21)	—	Prime Money Market Portfolio, Class III Shares	—	—	$9,775	$9,775
UMB Bank Money Market Account (21)	—	—			642	642
US Bank Money Market Account (21)	—	—	—	—	10,672	10,672

Total Short Term Investments					$21,089	$21,089
(1) All investments are Middle Market portfolio investments, unless otherwise noted. All of the assets of HMS Income Fund, Inc. (the “Company”) are encumbered as security for the Company’s credit agreements. See Note 5 - Borrowings.
(2) Debt investments are income producing, unless otherwise noted. Equity investments and warrants are non-income producing, unless otherwise noted.
(3) See Note 3 - Fair Value Hierarchy for Investments for summary geographic location of portfolio companies.
(4) Affiliate investments are defined by the 1940 Act, as investments in which between 5% and 25% of the voting securities are owned, or an investment in an investment company’s investment adviser, and the investments are not classified as Control investments.
(5) Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.
(6) Control investments are defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.
(7) Principal is net of repayments. Cost represents amortized cost which is net of repayments and adjusted for the amortization of premiums and/or accretion of discounts, as applicable.
(8) Index based floating interest rate is subject to contractual minimum interest rates.
(9) The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. As of December 31, 2016, approximately 13.8% of the Company’s investments were considered non-qualifying.
(10) Investment is classified as a Lower Middle Market investment.
(11) Investment is classified as a Private Loan portfolio investment.
(12) Investment or portion of investment is under contract to purchase and met trade date accounting criteria as of December 31, 2016. Settlement occurred or is scheduled to occur after December 31, 2016. See Note 2 - Basis of Presentation and Summary of Significant Accounting Policies for Summary of Security Transactions.
(13) Investment serviced by Main Street pursuant to servicing arrangements with the Company.
(14) Second lien secured debt investment.
(15) Investment is classified as an Other Portfolio investment.
(16) Income producing through dividends or distributions.
(17) Unsecured debt investment.
(18) Investment is on non-accrual status as of December 31, 2016.
(19) Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.
(20) Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(21) Effective yield as of December 31, 2016 was approximately 0.01%.
(22) The 1 week and 1, 2, 3 and 6 month LIBOR rates were 0.72%, 0.77%, 0.82%, 1.00% and 1.32%, respectively, as of December 31, 2016. The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of December 31, 2016, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to December 31, 2016. The prime rate was 3.75% as of December 31, 2016.

See notes to the condensed consolidated financial statements.

HMS Income Fund, Inc.
Notes to the Condensed Consolidated Financial Statements
(Unaudited)

Note 1 – Principal Business and Organization

HMS Income Fund, Inc. (together with its consolidated subsidiaries, the “Company”) was formed as a Maryland corporation on November 28, 2011 under the General Corporation Law of the State of Maryland. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s primary investment objective is to generate current income through debt and equity investments. A secondary objective of the Company is to generate long-term capital appreciation through such equity and equity-related investments including warrants, convertible securities and other rights to acquire equity securities. The Company’s portfolio strategy is to invest primarily in illiquid debt and equity securities issued by lower middle market (“LMM”) companies, which generally have annual revenues between $10 million and $150 million, and middle market (“Middle Market”) companies that are generally larger in size than the LMM companies, with annual revenues typically between $10 million and $3 billion. Our LMM and Middle Market portfolio investments generally range in size from $1 million to $15 million. The Company categorizes some of its investments in LMM companies and Middle Market companies as private loan (“Private Loan”) portfolio investments. Private Loan investments, often referred to in the debt markets as “club deals,” are investments, generally in debt instruments, that the Company originates on a collaborative basis with other investment funds. Private Loan investments are typically similar in size, structure, terms and conditions to investments the Company holds in its LMM portfolio and Middle Market portfolio. The Company’s portfolio also includes other portfolio (“Other Portfolio”) investments primarily consisting of the Company’s investment in HMS-ORIX (see Note 4 - Investment in HMS-ORIX SLF LLC) and investments managed by third parties, which differ from the typical profiles for the Company’s other types of investments.

The Company previously registered for sale up to 150,000,000 shares of common stock pursuant to a registration statement on Form N-2 (File No. 333-178548) which was initially declared effective by the Securities and Exchange Commission (the “SEC”) on June 4, 2012 (the “Initial Offering”). The Initial Offering terminated on December 1, 2015. The Company raised approximately $601.2 million under the Initial Offering, including proceeds from the dividend reinvestment plan of approximately $22.0 million. The Company also registered for sale up to $1,500,000,000 worth of shares of common stock (the “Offering”) pursuant to a new registration statement on Form N-2 (File No. 333-204659), as amended, most recently declared effective on May 1, 2017. With the approval of the Company’s board of directors, the Company closed the Offering to new investors effective September 30, 2017. Through September 30, 2017, the Company raised approximately $172.0 million in the Offering, including proceeds from the distribution reinvestment plan of approximately $45.4 million.

The Company has three wholly-owned subsidiaries. HMS Funding I LLC (“HMS Funding”) and HMS Equity Holding, LLC (“HMS Equity Holding”) were both organized as Delaware limited liability companies and HMS Equity Holding II, Inc. (“HMS Equity Holding II”) was organized as a Delaware corporation. HMS Funding was created pursuant to the EverBank Credit Facility (as defined below in Note 5 - Borrowings) in order to function as a “Structured Subsidiary,” which is permitted to incur debt outside of the EverBank Credit Facility since it is not a guarantor under the EverBank Credit Facility. HMS Equity Holding and HMS Equity Holding II, which have elected to be taxable entities, primarily hold equity investments in certain portfolio companies which are “pass through” entities for tax purposes.

The business of the Company is managed by HMS Adviser LP (the “Adviser”), a Texas limited partnership and affiliate of Hines Interests Limited Partnership (“Hines”), under an Investment Advisory and Administrative Services Agreement dated May 31, 2012 (as amended, the “Investment Advisory Agreement”). The Company and the Adviser have retained MSC Adviser I, LLC (the “Sub-Adviser”), a wholly owned subsidiary of Main Street Capital Corporation (“Main Street”), a New York Stock Exchange listed BDC, as the Company’s investment sub-adviser, pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by the Adviser, monitor the Company’s investment portfolio and provide certain ongoing administrative services to the Adviser. The Adviser and the Sub-Adviser are collectively referred to as the “Advisers,” and each is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Upon the execution of the Sub-Advisory Agreement, Main Street became an affiliate of the Company. The Company’s board of directors most recently reapproved the Investment Advisory Agreement and Sub-Advisory Agreement on May 12, 2017. The Company engaged Hines Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, to serve as the Dealer Manager for the Offering. The Dealer Manager is responsible for marketing the Company’s common stock.

Note 2 – Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with the instructions to Form 10-Q and accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company’s wholly-owned consolidated subsidiaries, HMS Funding, HMS Equity Holding and HMS Equity Holding II. All intercompany accounts and transactions have been eliminated in consolidation. Under the 1940 Act rules, regulations pursuant to Articles 6 and 10 of Regulation S-X and Topic 946, Financial Services - Investment Companies, of the Accounting Standards Codification, as amended (the “ASC”), of the Financial Accounting Standards Board (the “FASB”), the Company is precluded from consolidating portfolio company investments, including those in which the Company has a controlling interest, unless the portfolio company is a wholly-owned investment company. An exception to this general principle occurs if the Company owns a controlled operating company whose purpose is to provide services to the Company such as an investment adviser or transfer agent. None of the Company’s investments qualifies for this exception. Therefore, the Company’s portfolio company investments, including those in which the Company has a controlling interest, are carried on the Condensed Consolidated Balance Sheet at fair value, as discussed below, with changes to fair value recognized as “Net Unrealized Appreciation (Depreciation)” on the Condensed Consolidated Statements of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a realized gain or loss. However, in the event that any controlled subsidiary exceeds the tests of significance set forth in Rules 3-09 or 4-08(g) of Regulation S-X, the Company will include required financial information for such subsidiary in the notes or as an attachment to its condensed consolidated financial statements.

The unaudited condensed consolidated financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary for the fair presentation of the Company’s results for the interim periods presented. The results of operations for interim periods are not indicative of results to be expected for the full year.

Amounts as of December 31, 2016 included in the unaudited condensed consolidated financial statements have been derived from the Company’s audited consolidated financial statements as of that date. All intercompany accounts and transactions have been eliminated in consolidation. Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, these financial statements should be read in conjunction with the Company’s financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 7, 2017.

Reclassifications

Certain amounts in the Condensed Consolidated Balance Sheet and the Condensed Consolidated Statement of Cash Flows related to base management fees payable and directors’ fees payable have been disaggregated from due to affiliates and accounts payable and other liabilities, respectively, as of September 30, 2017. Certain amounts in the Condensed Consolidated Statements of Operations related to income taxes have been disaggregated from other general and administrative expenses as of September 30, 2017. Additionally, the presentation of investment income has been changed to separately state interest income, fee income and dividend income in the Condensed Consolidated Statements of Operations. The prior periods have been reclassified to conform to this presentation as of September 30, 2017.

Interest, Fee and Dividend Income

Interest and dividend income are recorded on the accrual basis to the extent amounts are expected to be collected. Prepayment penalties received by the Company are recorded as income upon receipt. Dividend income is recorded when dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. Accrued interest and dividend income are evaluated quarterly for collectability. When a debt security becomes 90 days or more past due and the Company does not expect the debtor to be able to service all of its debt or other obligations, the debt security will generally be placed on non-accrual status and the Company will cease recognizing interest income on that debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written off. Additionally, if a debt security has deferred interest payment terms and the Company becomes aware of a deterioration in credit quality, the Company will evaluate the collectability of the deferred interest payment. If it is determined that the deferred interest is unlikely to be collected, the Company will place the security on non-accrual status and cease recognizing interest income on that debt security until the borrower has demonstrated the ability and intent to pay the contractual amounts due. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. If a debt security’s status significantly improves with respect to the debtor’s ability to service the debt or other obligations, or if a debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

As of September 30, 2017, the Company had five debt investments in four portfolio companies that were on non-accrual status, including four debt investments in three portfolio companies that were more than 90 days past due. Each of these portfolio companies experienced a significant decline in credit quality raising doubt regarding the Company’s ability to collect the principal and interest contractually due. Given the credit deterioration of these portfolio companies, the Company ceased accruing interest income on the non-accrual debt investments and wrote off any previously accrued interest deemed uncollectible. As of September 30, 2017, the Company is not aware of any other material changes to the creditworthiness of the borrowers underlying its debt investments.

As of December 31, 2016, the Company had five debt investments in four portfolio companies that were more than 90 days past due (two of which were in the oil and gas industry), including three debt investments in two portfolio companies that were on non-accrual status. Each of these portfolio companies experienced a significant decline in credit quality raising doubt regarding the Company’s ability to collect the principal and interest contractually due. Given the credit deterioration, the Company ceased accruing interest income on the non-accrual debt investments and wrote off any previously accrued interest deemed uncollectible.

From time to time, the Company may hold debt instruments in its investment portfolio that contain a payment-in-kind (“PIK”) interest provision. If these borrowers elect to pay or are obligated to pay interest under the optional PIK provision and, if deemed collectible in management’s judgment, then the interest would be computed at the contractual rate specified in the investment’s credit agreement, recorded as interest income and periodically added to the principal balance of the investment. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. The Company stops accruing PIK interest and writes off any accrued and uncollected interest in arrears when it determines that such PIK interest in arrears is no longer collectible.

As of both September 30, 2017 and December 31, 2016, the Company held 19 investments which contained a PIK provision. As of September 30, 2017, three of the 19 investments with PIK provisions were on non-accrual status. No PIK interest was recorded on these three non-accrual investments during the three and nine months ended September 30, 2017. As of December 31, 2016, two of the 19 investments with PIK provisions were on non-accrual status. No PIK interest was recorded on these investments during the year ended December 31, 2016. For the three months ended September 30, 2017 and 2016, the Company capitalized $58,000 and $131,000, respectively, of PIK interest income. For the nine months ended September 30, 2017 and 2016, the Company capitalized $897,000 and $255,000, respectively, of PIK interest income. The Company stops accruing PIK interest and writes off any accrued and uncollected interest in arrears when it determines that such PIK interest in arrears is no longer collectible.

The Company may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. The income from such services is non-recurring. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. For the three months ended September 30, 2017 and 2016, the Company recognized $213,000 and $191,000, respectively, of non-recurring fee income received from its portfolio companies or other third parties, which accounted for approximately 0.8% and 0.9%, respectively, of the Company’s total investment income during such period. For the nine months ended September 30, 2017 and 2016, the Company recognized $1.9 million and $871,000 respectively, of non-recurring fee income received from its portfolio companies or other third parties, which accounted for approximately 2.5% and 1.3%, respectively, of the Company’s total investment income during such period. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014‑09, Revenue from Contracts with Customers (Topic 606). ASU 2014‑09 supersedes the revenue recognition requirements under ASC 605, Revenue Recognition, and most industry‑specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations

(Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016‑12, Revenue from Contracts with Customers (Topic 606)-Narrow‑Scope Improvements and Practical Expedients, which clarified guidance on assessing collectability, presenting sales tax, measuring non-cash consideration, and certain transition matters. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. The Company expects to identify similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. As a result, the Company expects the timing of its revenue recognition to remain the same.

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Company as of the specified effective date. The Company believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its financial statements upon adoption.

Note 3 — Fair Value Hierarchy for Investments

Fair Value Hierarchy

ASC Topic 820, Fair Value Measurement and Disclosures (“ASC 820”), establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•
Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable for essentially the full term of the investment. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in non-active markets (for example, thinly traded public companies), pricing models whose inputs are observable for substantially the full term of the investment, and pricing models whose inputs are derived principally from or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

•
Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Such information may be the result of consensus pricing information or broker quotes for which sufficient observable inputs were not available.

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). The Company conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

As of September 30, 2017 and December 31, 2016, the Company’s investment portfolio was comprised of debt securities, equity investments and Other Portfolio investments. The fair value determination for these investments primarily consisted of unobservable (Level 3) inputs.

As of September 30, 2017 and December 31, 2016, all of the Company’s LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for the LMM portfolio investments primarily consisted of unobservable inputs. As a result, all of the Company’s LMM portfolio investments were categorized as Level 3 as of September 30, 2017 and December 31, 2016.

As of September 30, 2017 and December 31, 2016, the Company’s Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of (1) observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments, (2) observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and (3) unobservable inputs. As a result, all of the Company’s Middle Market portfolio investments were categorized as Level 3 as of September 30, 2017 and December 31, 2016.

As of September 30, 2017 and December 31, 2016, the Company’s Private Loan portfolio investments consisted primarily of debt investments. The fair value determination for Private Loan investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of the Company’s Private Loan portfolio investments were categorized as Level 3 as of September 30, 2017 and December 31, 2016.

As of September 30, 2017 and December 31, 2016, the Company’s Other Portfolio investments consisted of illiquid securities issued by private companies. The Company relies primarily on information provided by managers of private investment funds in valuing these investments and considers whether it is appropriate, in light of all relevant circumstances, to value the Other Portfolio investments at the net asset value (“NAV”) reported by the private investment fund at the time of valuation or to adjust the value to reflect a premium or discount. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of the Company’s Other Portfolio equity investments were categorized as Level 3 as of September 30, 2017 and December 31, 2016.

The fair value determination of the Level 3 securities required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•
Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/earnings before interest, tax, depreciation and amortization (“EBITDA”) ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment;

•	Third party pricing for securities with limited observability of inputs determining the pricing; and

•	Other factors deemed relevant.

The following table presents fair value measurements of the Company’s investments, by major class, as of September 30, 2017 according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien secured debt investments	$—	$—	$866,403	$866,403
Second lien secured debt investments	—	—	108,411	108,411
Unsecured debt investments	—	—	11,131	11,131
Equity investments(1)	—	—	104,761	104,761
Total	$—	$—	$1,090,706	$1,090,706
(1) Includes the Company’s investment in HMS-ORIX. (See Note 4 - Investment in HMS-ORIX SLF LLC)

The following table presents fair value measurements of the Company’s investments, by major class, as of December 31, 2016 according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien secured debt investments	$—	$—	$791,126	$791,126
Second lien secured debt investments	—	—	114,652	114,652
Unsecured debt investments	—	—	16,074	16,074
Equity investments	—	—	67,395	67,395
Total	$—	$—	$989,247	$989,247

The following table presents fair value measurements of the Company’s investments, by investment classification, segregated by the level within the fair value hierarchy as of September 30, 2017 (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
LMM portfolio investments	$—	$—	$138,943	$138,943
Private Loan investments	—	—	313,734	313,734
Middle Market investments	—	—	591,683	591,683
Other Portfolio investments	—	—	46,346	46,346
Total	$—	$—	$1,090,706	$1,090,706

The following table presents fair value measurements of the Company’s investments, by investment classification, segregated by the level within the fair value hierarchy as of December 31, 2016 (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
LMM portfolio investments	$—	$—	$116,060	$116,060
Private Loan investments	—	—	211,357	211,357
Middle Market investments	—	—	643,464	643,464
Other Portfolio investments	—	—	18,366	18,366
Total	$—	$—	$989,247	$989,247

The significant unobservable inputs used in the fair value measurement of the Company’s LMM, Middle Market and Private Loan debt investments are (i) risk adjusted discount rates used in the yield-to-maturity valuation technique (described in Note 2 - Basis of Presentation and Summary of Significant Accounting Policies - Valuation of Portfolio Investments in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 7, 2017) and (ii) the percentage of expected principal recovery. Increases (decreases) in any of these discount rates in isolation could result in a significantly lower (higher) fair value measurement. Increases (decreases) in any of these expected principal recovery percentages in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Company’s LMM equity securities and Private Loan equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is not applicable), are (i) EBITDA multiples and (ii) the weighted average cost of capital (“WACC”). Increases (decreases) in EBITDA multiple inputs in isolation could result in a significantly higher (lower) fair value measurement. Conversely, increases (decreases) in WACC inputs in isolation could result in a significantly lower (higher) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the table below.

The following table, which is not intended to be all inclusive, presents the significant unobservable inputs of the Company’s Level 3 investments as of September 30, 2017 (dollars in thousands):

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average (2)
LMM equity investments	$46,149	Discounted Cash Flow	WACC	11.4% - 16.1%	12.7%
		Market Approach/Enterprise Value	EBITDA Multiples (1)	4.0x - 10.0x	7.2x
LMM debt investments	92,794	Discounted Cash Flow	Expected Principal Recovery	0.0% - 100.0%	97.7%
			Risk Adjusted Discount Factor	10.0% - 16.5%	11.9%
Private Loan debt investments	250,780	Discounted Cash Flow	Expected Principal Recovery	3.0% - 100.0%	99.7%
			Risk Adjusted Discount Factor	4.5% - 28.1%	8.0%
	54,673	Market Approach	Third Party Quotes	92.0% - 100.0%	97.4%
Private Loan equity investments	8,281	Market Approach/Enterprise Value	EBITDA Multiples (1)	5.0x - 9.5x	8.1x
		Discounted Cash Flow	WACC	9.9% - 12.8%	10.8%
Middle Market debt investments	587,698	Market Approach	Third Party Quotes	18.0% - 103.3%	95.8%
Middle Market equity investments	3,985	Market Approach	Third Party Quotes	$3.0 - $345.0	$305.3
Other Portfolio investments(3)	46,346	Market Approach	NAV (1)	86.1% - 101.7%	100.0%
	$1,090,706
(1) May include pro forma adjustments and/or other add-backs based on specific circumstances related to each investment.
(2) Weighted average excludes investments for which the significant unobservable input was not utilized in the fair value determination.
(3) Includes the Company’s investment in HMS-ORIX. (See Note 4 - Investment in HMS-ORIX SLF LLC)

The following table, which is not intended to be all inclusive, presents the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2016 (dollars in thousands):

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average (2)
LMM equity investments	$37,616	Discounted Cash Flows	WACC	10.7% - 16.6%	12.7%
		Market Approach/ Enterprise Value	EBITDA Multiples (1)	3.3x - 11.5x	6.9x
LMM debt portfolio investments	78,444	Discounted Cash Flows	Expected Principal Recovery	100.0% - 100.0%	100.0%
			Risk Adjusted Discount Factor	8.5% - 21.0%	11.3%
Private Loan debt investments	165,968	Discounted Cash Flows	Expected Principal Recovery	3.0% - 100.0%	99.9%
			Risk Adjusted Discount Factor	4.8% - 14.2%	8.3%
	39,066	Market Approach	Third Party Quotes	96.5% - 100.4%	99.7%
Private Loan equity investments	6,323	Market Approach/ Enterprise Value	EBITDA Multiples (1)	5.0x - 9.5x	8.3x
		Discounted Cash Flows	WACC	10.6% - 13.2%	11.8%
Middle Market debt investments	638,374	Market Approach	Third Party Quotes	22.5% - 108.0%	95.7%
Middle Market equity investments	5,090	Market Approach	Third Party Quotes	75.0% - 337.5%	281.8%
Other Portfolio investments	18,366	Market Approach	NAV (1)	92.5% - 101.0%	99.0%
	$989,247
(1) May include pro forma adjustments and/or other add-backs based on specific circumstances related to each investment.
(2) Weighted average excludes investments for which the significant unobservable input was not utilized in the fair value determination.

The following table provides a summary of changes in fair value of the Company’s Level 3 portfolio investments for the nine months ended September 30, 2017 (dollars in thousands):

Type of Investment	January 1, 2017 Fair Value	PIK Interest Accrual	New Investments(1)	Sales/ Repayments	Net Unrealized Appreciation (Depreciation)(2)	Net Realized Gain (Loss)	September 30, 2017 Fair Value
LMM Equity	$37,616	$154	$8,276	$(622)	$1,170	$(445)	$46,149
LMM Debt	78,444	102	25,191	(9,057)	(1,886)	—	92,794
Private Loan Equity	6,323	—	3,855	(2,917)	(1,528)	2,548	8,281
Private Loan Debt	205,034	181	169,214	(68,482)	(494)	—	305,453
Middle Market Debt	638,374	377	236,193	(284,372)	(3,180)	306	587,698
Middle Market Equity	5,090	83	33	—	(1,221)	—	3,985
Other Portfolio(3)	18,366	—	37,677	(10,756)	109	950	46,346
Total	$989,247	$897	$480,439	$(376,206)	$(7,030)	$3,359	$1,090,706
(1) Column includes changes to investments due to the net accretion of discounts/premiums and amortization of fees.
(2) Column does not include unrealized appreciation (depreciation) on unfunded commitments.
(3) Includes the Company’s investment in HMS-ORIX. (See Note 4 - Investment in HMS-ORIX SLF LLC)

The following table provides a summary of changes in fair value of the Company’s Level 3 portfolio investments for the nine months ended September 30, 2016 (dollars in thousands):

Type of Investment	January 1, 2016 Fair Value	PIK Interest Accrual	New Investments(1)	Sales/ Repayments	Net Unrealized Appreciation (Depreciation) (2)	Net Realized Gain (Loss)	September 30, 2016 Fair Value
LMM Equity	$24,165	$(72)	$5,457	$—	$2,463	$—	$32,013
LMM Debt	61,295	134	16,058	(7,481)	245	—	70,251
Private Loan Equity	530	—	2,602	—	99	—	3,231
Private Loan Debt	110,558	169	92,104	(25,952)	887	(122)	177,644
Middle Market Debt	645,913	24	176,767	(190,142)	9,761	(11,842)	630,481
Middle Market Equity	—	—	2,059	—	(200)	—	1,859
Other Portfolio	10,527	—	6,537	—	60	—	17,124
Total	$852,988	$255	$301,584	$(223,575)	$13,315	$(11,964)	$932,603
(1) Column includes changes to investments due to the net accretion of discounts/premiums and amortization of fees.
(2) Column does not include unrealized appreciation (depreciation) on unfunded commitments.
The total net unrealized appreciation (depreciation) for the nine months ended September 30, 2017 and 2016 included in the Condensed Consolidated Statement of Operations that related to Level 3 assets still held as of September 30, 2017 and 2016 was approximately $(652,000) and $1.0 million, respectively. For the nine months ended September 30, 2017 and 2016, there were no transfers between Level 2 and Level 3 portfolio investments.

Portfolio Investment Composition

The composition of the Company’s investments as of September 30, 2017, at cost and fair value, was as follows (dollars in thousands):

	Investments at Cost	Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien secured debt investments	$892,121	80.3%	$866,403	79.5%
Second lien secured debt investments	109,331	9.8	108,411	9.9
Unsecured debt investments	10,951	1.0	11,131	1.0
Equity investments(1)	96,158	8.7	102,872	9.4
Equity warrants	2,325	0.2	1,889	0.2
Total	$1,110,886	100.0%	$1,090,706	100.0%
(1) Includes the Company’s investment in HMS-ORIX. (See Note 4 - Investment in HMS-ORIX SLF LLC)

The composition of the Company’s investments as of December 31, 2016, at cost and fair value, was as follows (dollars in thousands):

	Investments at Cost	Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien secured debt investments	$809,280	80.7%	$791,126	80.0%
Second lien secured debt investments	117,339	11.7	114,652	11.6
Unsecured debt investments	16,126	1.6	16,074	1.6
Equity investments	56,974	5.7	63,569	6.4
Equity warrants	2,676	0.3	3,826	0.4
Total	$1,002,395	100.0%	$989,247	100.0%

The composition of the Company’s investments by geographic region as of September 30, 2017, at cost and fair value, was as follows (dollars in thousands) (since the Other Portfolio investments do not represent a single geographic region, this information excludes Other Portfolio investments):

	Investments at Cost	Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Northeast	$162,546	15.3%	$161,056	15.4%
Southeast	205,226	19.3	212,068	20.3
West	195,171	18.3	181,527	17.4
Southwest	190,375	17.9	183,679	17.6
Midwest	246,739	23.2	243,600	23.3
Non-United States	64,315	6.0	62,430	6.0
Total	$1,064,372	100.0%	$1,044,360	100.0%

The composition of the Company’s investments by geographic region as of December 31, 2016, at cost and fair value, was as follows (dollars in thousands) (since the Other Portfolio investments do not represent a single geographic region, this information excludes Other Portfolio investments):

	Investments at Cost	Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Northeast	$144,465	14.6%	$141,637	14.6%
Southeast	185,803	18.9	193,616	19.9
West	177,572	18.1	167,544	17.3
Southwest	188,455	19.2	181,894	18.7
Midwest	217,603	22.1	218,540	22.5
Non-United States	69,854	7.1	67,650	7.0
Total	$983,752	100.0%	$970,881	100.0%

The composition of the Company’s total investments by industry as of September 30, 2017 and December 31, 2016, at cost and fair value was as follows (since the Other Portfolio investments do not represent a single industry, this information excludes Other Portfolio investments):

	Cost		Fair Value
	September 30, 2017	December 31, 2016	September 30, 2017	December 31, 2016
Commercial Services and Supplies	7.5%	9.1%	7.5%	9.2%
Hotels, Restaurants, and Leisure	7.3	8.0	7.4	8.1
Media	5.4	7.7	5.3	7.6
Construction and Engineering	5.0	4.6	5.1	4.8
Diversified Consumer Services	4.7	2.8	4.7	2.7
IT Services	4.2	4.6	4.4	4.7
Communications Equipment	3.9	4.7	4.1	4.9
Diversified Telecommunication Services	3.7	3.1	3.7	3.0
Energy Equipment and Services	3.6	3.7	2.9	2.8
Professional Services	3.4	1.0	3.4	1.0
Machinery	3.3	1.5	3.8	1.9
Internet Software and Services	3.2	5.1	3.3	5.2
Aerospace and Defense	3.1	1.9	3.2	1.8
Distributors	3.0	1.6	3.1	1.7
Leisure Equipment and Products	3.0	0.8	3.1	0.8
Specialty Retail	2.8	3.9	1.9	3.3
Food Products	2.5	2.7	2.6	2.5
Oil, Gas, and Consumable Fuels	2.4	0.9	2.4	0.9
Health Care Providers and Services	2.3	2.2	2.4	2.4
Computers and Peripherals	2.3	1.0	2.6	1.1
Auto Components	2.2	3.1	1.9	3.2
Electronic Equipment, Instruments & Components	2.0	3.7	2.1	3.7
Health Care Equipment and Supplies	1.9	2.2	2.0	2.3
Internet and Catalog Retail	1.9	1.4	1.5	1.2
Construction Materials	1.5	1.0	1.5	1.1
Household Durables	1.5	—	1.5	—
Diversified Financial Services	1.4	1.9	1.3	1.9
Trading Companies and Distributors	1.2	1.0	1.2	1.0
Capital Markets	1.0	1.2	1.0	1.2
Food & Staples Retailing	0.9	1.4	1.0	1.5
Personal Products	0.9	0.8	0.9	0.8
Pharmaceuticals	0.9	1.2	0.9	1.2
Healthcare Technology	0.8	1.3	0.9	1.3
Marine	0.8	0.9	0.8	0.9
Tobacco	0.8	1.1	0.8	1.1
Electrical Equipment	0.7	0.9	0.7	1.0
Building Products	0.5	0.6	0.6	0.6
Road & Rail	0.5	—	0.5	—
Software	0.4	2.6	0.5	2.7
Textiles, Apparel & Luxury Goods	0.4	0.5	0.2	0.4
Publishing	0.4	0.3	0.4	0.3
Containers and Packaging	0.3	0.3	0.3	0.3
Air Freight & Logistics	0.2	0.3	0.3	0.4
Airlines	0.1	0.2	0.2	0.2
Chemicals	0.1	0.2	—	0.2
Oil and Gas Exploration and Production	0.1	0.1	—	0.1
Insurance	—	0.6	—	0.6
Consumer Finance	—	0.3	0.1	0.4
Total	100.0%	100.0%	100.0%	100.0%

Note 4 — Investment in HMS-ORIX SLF LLC

On April 4, 2017, the Company and ORIX Funds Corp. (“Orix”), entered into a limited liability company agreement to co-manage HMS-ORIX SLF LLC (“HMS-ORIX”), which invests primarily in broadly-syndicated loans. Pursuant to the terms of the limited liability agreement and through representation on the HMS-ORIX Board of Managers, the Company and Orix each have 50% voting control of HMS-ORIX and together are required to agree on all portfolio and investment decisions as well as all other significant actions for HMS-ORIX. The Company does not operationally control HMS-ORIX and, accordingly, does not consolidate the operations of HMS-ORIX within the consolidated financial statements. The Company and Orix have committed to provide, and have funded, an aggregate of $50.0 million of equity to HMS-ORIX, with the Company providing $30.0 million (60% of the equity) and Orix providing $20.0 million (40% of the equity).

As of September 30, 2017, HMS-ORIX had total assets of $146.4 million and HMS-ORIX’s portfolio consisted of 69 broadly-syndicated loans, all of which were secured by first-priority liens, generally in industries similar to those in which the Company may directly invest. As of September 30, 2017, there were no loans in HMS-ORIX’s portfolio that were on non-accrual status.

On April 5, 2017, HMS-ORIX closed on a $100.0 million credit facility with Bank of America, N.A. The facility has a maturity date of April 5, 2020 and borrowings under the facility bear interest at a rate equal to LIBOR plus 1.65% per annum. As of September 30, 2017, $90.0 million was outstanding under this facility. Borrowings under the facility are secured by substantially all of the assets of HMS-ORIX.

The following table presents a summary of HMS-ORIX’s portfolio as of September 30, 2017 (dollars in thousands):

As of September 30, 2017

Total debt investments (1)	$139,700
Weighted average effective yield on loans(2)	4.82%
Largest loan to a single borrower(1)	$3,505
Total of 10 largest loans to borrowers(1)	$31,212
(1) At principal amount.
(2) Weighted average effective annual yield is calculated based on the investments at the end of each period and includes accretion of original issue discounts and amortization of premiums, and the amortization of fees received in connection with transactions. Investments, if any, on non-accrual status are assumed to have a zero yield in the calculation of weighted average effective annual yield.

The following table presents a listing of HMS-ORIX’s individual loans as of September 30, 2017:

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

Acosta, Inc.	Commercial Services and Supplies	LIBOR (3 months) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - September 26, 2021)	$2,000	$1,873	$1,778
Acrisure, LLC	Insurance	LIBOR (1 month) + 5.00%, Current Coupon 6.27%, Secured Debt (Maturity - November 22, 2023)	1,990	1,997	2,017
Advantage Sales & Marketing Inc.	Commercial Services and Supplies	LIBOR (1 month) + 3.25%, Current Coupon 4.56%, Secured Debt (Maturity - July 23, 2021)	1,995	1,939	1,882
Air Medical Group Holdings Inc	Health Care Providers & Services	LIBOR (6 months) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - April 28, 2022)	1,995	1,985	1,996
Albany Molecular Research, Inc.	Life Sciences Tools and Services	LIBOR (1 month) + 3.25%, Current Coupon 4.58%, Secured Debt (Maturity - August 28, 2024)	100	100	100
Alphabet Holding Company, Inc.	Food Products	LIBOR (3 months) + 3.50%, Current Coupon 4.83%, Secured Debt (Maturity - September 26, 2024)	2,000	1,990	1,980

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

American Seafoods Group LLC	Food Products	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 21, 2023)	$1,500	$1,493	$1,510
Ancestry.com Operations Inc.	Internet Software & Services	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - October 19, 2023)	2,000	2,019	2,017
Arch Coal, Inc.	Metals & Mining	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - March 7, 2024)	1,990	1,997	2,002
AshCo, Inc.	Specialty Retail	LIBOR (3 months) + 5.00%, Current Coupon 6.30%, Secured Debt (Maturity - December 15, 2023)	2,000	1,955	1,889
Asurion, LLC	Insurance	LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - November 3, 2023)	1,316	1,316	1,323
Atkore International, Inc.	Electric Equipment, Instruments & Components	LIBOR (3 months) + 3.00%, Current Coupon 4.34%, Secured Debt (Maturity - December 22, 2023)	2,985	3,014	3,006
Avantor Performance Materials Holdings, Inc.	Biotechnology	LIBOR (1 month) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - March 8, 2024)	2,985	3,021	2,998
BCP Renaissance	Oil, Gas and Consumable Fuels	LIBOR (3 months) + 4.00%, Current Coupon 5.32%, Secured Debt (Maturity - September 19, 2024)	600	602	607
BMC Software Finance, Inc.	Software	LIBOR (1 month) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - September 12, 2022)	2,972	2,996	2,992
Builders FirstSource, Inc.	Building Products	LIBOR (1 month) + 3.00%, Current Coupon 4.33%, Secured Debt (Maturity - February 29, 2024)	2,985	2,981	2,998
Calpine Corporation	Independent Power & Renewable Elec. Producers	LIBOR (3 months) + 2.75%, Current Coupon 4.09%, Secured Debt (Maturity - January 15, 2023)	1,995	2,002	1,994
CHS/Community Health Systems, Inc.	Health Care Providers & Services	LIBOR (3 months) + 3.00%, Current Coupon 4.32%, Secured Debt (Maturity - January 27, 2021)	1,646	1,640	1,638
Clubcorp Club Operations, Inc.	Real Estate Management and Development	LIBOR (3 months) + 3.25%, Current Coupon 4.59%, Secured Debt (Maturity - August 16, 2024)	2,000	1,990	1,991
Colorado Buyer Inc	Technology Hardware, Storage & Peripherals	LIBOR (3 months) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - May 1, 2024)	2,993	3,003	3,011
Confie Seguros Holding II Co.	Insurance	LIBOR (1 month) + 5.50%, Current Coupon 6.74%, Secured Debt (Maturity - April 19, 2022)	1,990	1,997	1,965
CPI International, Inc.	Aerospace & Defense	LIBOR (1 month) + 3.50%, Current Coupon 4.74%, Secured Debt (Maturity - July 26, 2024)	2,000	2,000	2,003
Diamond Resorts International, Inc.	Hotels, Restaurants & Leisure	LIBOR (1 month) + 6.00%, Current Coupon 7.24%, Secured Debt (Maturity - September 1, 2023)	1,990	2,019	2,004
Duff & Phelps Corporation	Diversified Financial Services	LIBOR (3 months) + 3.75%, Current Coupon 5.08%, Secured Debt (Maturity - April 23, 2020)	1,990	2,003	1,996
EFS Cogen Holdings I LLC	Electric Utilities	LIBOR (3 months) + 3.50%, Current Coupon 4.84%, Secured Debt (Maturity - June 28, 2023)	1,929	1,942	1,955
Endo Luxembourg Finance Company I S.a.r.l.	Pharmaceuticals	LIBOR (1 month) + 4.25%, Current Coupon 5.50%, Secured Debt (Maturity - April 29, 2024)	1,995	2,014	2,017
Envision Healthcare Corporation	Health Care Providers & Services	LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - December 1, 2023)	2,487	2,488	2,499

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

Everi Payments Inc.	Leisure Products	LIBOR (3 months) + 4.50%, Current Coupon 5.74%, Secured Debt (Maturity - May 9, 2024)	$1,995	$1,988	$2,015
First American Payment Systems, L.P.	Diversified Financial Services	LIBOR (1 month) + 5.75%, Current Coupon 6.98%, Secured Debt (Maturity - January 5, 2024)	961	972	963
Fitness International, LLC	Hotels, Restaurants & Leisure	Prime + 3.25%, Current Coupon 7.50%, Secured Debt (Maturity - July 1, 2020)	2,000	2,027	2,013
Flex Acquisition Company Inc	Containers and Packaging	LIBOR (3 months) + 3.00%, Current Coupon 4.30%, Secured Debt (Maturity - December 29, 2023)	2,000	2,010	2,007
Flexera Software LLC	Software	LIBOR (1 month) + 3.50%, Current Coupon 4.83%, Secured Debt (Maturity - April 2, 2020)	1,995	2,015	2,008
Gardner Denver, Inc.	Machinery	LIBOR (1 month) + 2.75%, Current Coupon 4.08%, Secured Debt (Maturity - July 30, 2024)	2,000	2,010	2,005
Golden Nugget, Inc.	Hotels, Restaurants & Leisure	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - October 4, 2023)	1,995	1,995	2,007
Greatbatch Ltd.	Health Care Equipment & Supplies	LIBOR (2 months) + 3.50%, Current Coupon 4.74%, Secured Debt (Maturity - October 27, 2022)	2,794	2,811	2,814
GYP Holdings III Corp.	Trading Companies & Distributors	LIBOR (1 month) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - March 31, 2023)	3,491	3,516	3,521
Harbor Freight Tools USA, Inc.	Specialty Retail	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 18, 2023)	1,980	1,987	1,990
HD Supply Waterworks, Ltd.	Trading Companies & Distributors	LIBOR (3 months) + 3.00%, Current Coupon 4.46%, Secured Debt (Maturity - August 1, 2024)	140	140	140
Horizon Pharma, Inc.	Pharmaceuticals	LIBOR (1 month) + 3.75%, Current Coupon 5.00%, Secured Debt (Maturity - March 29, 2024)	1,995	2,014	2,016
IG Investments Holdings, LLC	Professional Services	LIBOR (1 month) + 4.00%, Current Coupon 5.33%, Secured Debt (Maturity - October 31, 2021)	1,990	2,001	2,012
Jackson Hewitt Tax Service Inc.	Diversified Consumer Services	LIBOR (1 month) + 7.00%, Current Coupon 8.31%, Secured Debt (Maturity - July 30, 2020)	1,939	1,861	1,876
KC MergerSub, Inc.	Diversified Consumer Services	LIBOR (1 month) + 3.75%, Current Coupon 5.08%, Secured Debt (Maturity - August 12, 2022)	2,489	2,495	2,486
KMG Chemicals, Inc.	Chemicals	LIBOR (1 month) + 4.25%, Current Coupon 5.49%, Secured Debt (Maturity - June 13, 2024)	1,304	1,299	1,326
LANDesk Group, Inc.	Software	LIBOR (1 month) + 4.25%, Current Coupon 5.49%, Secured Debt (Maturity - January 22, 2024)	995	1,001	972
Learfield Communications LLC	Media	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - December 1, 2023)	1,995	2,015	2,009
LTS Buyer LLC	Diversified Telecommunication Services	LIBOR (3 months) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - April 13, 2020)	2,984	3,008	2,994
MA FinanceCo., LLC	Electronic Equipment, Instruments and Components	LIBOR (1 month) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - June 21, 2024)	387	387	388
Mohegan Tribal Gaming Authority	Hotels, Restaurants & Leisure	LIBOR (1 month) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - October 13, 2023)	1,990	2,009	2,013

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

MPH Acquisition Holdings LLC	Health Care Technology	LIBOR (3 months) + 3.00%, Current Coupon 4.33%, Secured Debt (Maturity - June 7, 2023)	$2,991	$3,033	$3,018
NAB Holdings, LLC	IT Services	LIBOR (3 months) + 3.50%, Current Coupon 4.83%, Secured Debt (Maturity - June 14, 2024)	1,995	1,985	2,009
Ortho-Clinical Diagnostics, Inc	Life Sciences Tools and Services	LIBOR (1 month) + 3.75%, Current Coupon 5.08%, Secured Debt (Maturity - June 30, 2021)	1,990	1,985	1,999
QUIKRETE Holdings, Inc.	Construction Materials	LIBOR (1 month) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - November 15, 2023)	2,985	2,985	2,988
Rackspace Hosting, Inc.	Electric Equipment, Instruments & Components	LIBOR (1 month) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - November 3, 2023)	3,292	3,318	3,291
Scientific Games International, Inc.	Leisure Products	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 14, 2024)	400	402	401
Seattle Spin Co.	Electronic Equipment, Instruments and Components	LIBOR (3 months) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - June 21, 2024)	2,613	2,616	2,622
SeaWorld Parks & Entertainment, Inc.	Hotels, Restaurants & Leisure	LIBOR (3 months) + 3.00%, Current Coupon 4.33%, Secured Debt (Maturity - April 1, 2024)	1,990	1,992	1,933
Signode Industrial Group US Inc.	Machinery	LIBOR (1 month) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - April 30, 2021)	2,840	2,861	2,855
Staples, Inc.	Distributors	LIBOR (3 month) + 4.00%, Current Coupon 5.31%, Secured Debt (Maturity - August 15, 2024)	2,000	1,995	1,993
Telenet Financing USD LLC	Diversified Telecommunication Services	LIBOR (1 month) + 2.75%, Current Coupon 3.98%, Secured Debt (Maturity - June 30, 2025)	3,000	3,013	3,012
Transdigm, Inc.	Aerospace & Defense	LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - June 9, 2023)	1,990	1,997	1,997
		LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - August 22, 2024)	1,003	1,000	1,005
			2,993	2,997	3,002
Travelport Finance (Luxembourg) S.A.R.L.	Internet Software & Services	LIBOR (3 months) + 2.75%, Current Coupon 4.06%, Secured Debt (Maturity - September 2, 2021)	1,951	1,951	1,951
Traverse Midstream Partners LLC	Oil, Gas and Consumable Fuels	LIBOR (3 months) + 4.00%, Current Coupon 5.33%, Secured Debt (Maturity - September 30, 2024)	781	784	792
UFC Holdings, LLC	Media	LIBOR (3 months) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 18, 2023)	1,990	2,002	2,001
Ultra Resources, Inc.	Oil, Gas and Consumable Fuels	LIBOR (1 month) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - April 12, 2024)	2,000	2,002	2,001
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals	LIBOR (1 month) + 4.75%, Current Coupon 5.99%, Secured Debt (Maturity - April 1, 2022)	2,547	2,559	2,596
Vertiv Group Corporation	Electrical Equipment	LIBOR (3 months) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - November 30, 2023)	2,000	2,019	2,018
Vistra Operations Company LLC	Electric Utilities	LIBOR (2 months) + 2.75%, Current Coupon 3.98%, Secured Debt (Maturity - December 14, 2023)	1,990	2,002	1,999

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

WideOpenWest Finance, LLC	Diversified Telecommunication Services	LIBOR (1 month) + 3.25%, Current Coupon 4.48%, Secured Debt (Maturity - August 18, 2023)	$3,505	$3,516	$3,504
Total Loan Portfolio				$139,954	$139,728

For the three and nine months ended September 30, 2017, the Company did not accrue dividend income in respect of its investment in HMS-ORIX.

The following tables show the summarized financial information for HMS-ORIX (dollars in thousands):

Balance Sheet Data	As of September 30, 2017
Assets
Portfolio investments at fair value	$139,728
Cash and cash equivalents	5,470
Deferred financing costs	989
Other assets	230
Total assets	$146,417

Liabilities
Debt	$90,000
Payable for securities purchased	5,371
Accounts payable and accrued expenses	186
Total liabilities	95,557
Net assets	50,860
Total liabilities and net assets	$146,417

Period from inception (April 4, 2017) to September 30, 2017

Selected Statement of Operations Information
Interest income	$2,048
Dividend income	—
Total income	2,048
Interest expense	866
Other expenses	79
Total expenses	945
Net investment income	1,103
Unrealized (depreciation) on investments	(226)
Realized (losses) from investments	(17)
Net increase in net assets	$860

Note 5 — Borrowings

On March 11, 2014, the Company entered into a senior secured revolving credit agreement with Capital One, National Association (“Capital One”), as administrative agent, and with Capital One and other financial institutions as lenders. On March 6, 2017, this credit facility was amended and restated (as amended and restated, the “EverBank Credit Facility”) to, among other things, extend the maturity date to March 6, 2020, reduce revolver commitments from $125.0 million to $95.0 million, and assign Capital One’s role as administrative agent to EverBank Commercial Finance, Inc. (“EverBank”). On October 19, 2017, the Company amended the EverBank Credit Facility to increase the revolver commitments to $120.0 million. Borrowings under the EverBank Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted London Interbank Offered Rate (“LIBOR”) rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate, (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5% or (c) the adjusted LIBOR rate plus 1.0%. The adjusted LIBOR rate is defined in the credit agreement for the EverBank Credit Facility as the one-month LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. As of September 30, 2017, the one-month LIBOR rate was 1.24%. The Company pays an annual unused commitment fee of 0.300% on the unused revolver commitments if more than 50% of the revolver commitments are being used and an annual unused commitment fee of 0.625% on the unused revolver commitments if less than 50% of the revolver commitments are being used.

The EverBank Credit Facility permits the creation of certain “Structured Subsidiaries,” which are not guarantors under the EverBank Credit Facility and which are permitted to incur debt outside of the EverBank Credit Facility. Borrowings under the EverBank Credit Facility are secured by all of the Company’s assets, other than the assets of the Structured Subsidiaries, as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company (other than Structured Subsidiaries). The credit agreement for the EverBank Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including (i) maintaining a minimum interest coverage ratio of at least 2.00 to 1.00; (ii) maintaining an asset coverage ratio of at least 2.10 to 1.00; and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least the greater of (a) the aggregate amount of the revolver commitments or (b) $50.0 million. Further, the EverBank Credit Facility contains limitations on incurrence of other indebtedness (other than by the Structured Subsidiaries), limitations on industry concentration, and an anti-hoarding provision to protect the collateral under the EverBank Credit Facility. Additionally, the Company must provide information to EverBank on a regular basis, preserve its corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the sales of common stock in accordance with its investment objectives and strategies (as set forth in the EverBank Credit Facility). Further, the credit agreement contains usual and customary default provisions including: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in the Company’s business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. Additionally, the EverBank Credit Facility requires the company to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Investment Advisory Agreement. As of September 30, 2017, the Company was not aware of any instances of noncompliance with covenants related to the EverBank Credit Facility.

On June 2, 2014, HMS Funding entered into a credit agreement (the “Deutsche Bank Credit Facility”) among HMS Funding, as borrower, the Company, as equityholder and as servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent, the financial institutions party thereto as lenders (together with Deutsche Bank, the “HMS Funding Lenders”), and U.S. Bank National Association, as collateral agent and collateral custodian. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on June 30, 2017, increasing the revolver commitments to $400.0 million. The Company contributes certain assets to HMS Funding from time to time, as permitted under the EverBank Credit Facility, as collateral to secure the Deutsche Bank Credit Facility.

Under the Deutsche Bank Credit Facility, interest is calculated as the sum of the index plus the applicable margin of 2.50%. If the Deutsche Bank Credit Facility is funded via an asset backed commercial paper conduit, the index will be the related commercial paper rate; otherwise, the index will be equal to one-month LIBOR. As of September 30, 2017, the one-month LIBOR rate was 1.24%. The Deutsche Bank Credit Facility provides for a revolving period until December 16, 2017, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on June 16, 2020, the maturity date. During the amortization period, the applicable margin will increase by 0.25%. During the revolving period, HMS Funding will pay a utilization fee equal to 2.50% of the undrawn amount of the required utilization, which is 75% of the loan commitment amount. HMS Funding will incur an undrawn fee equal to 0.40% per annum of the difference between the aggregate commitments and the outstanding advances under the facility, provided that the undrawn fee relating to any utilization shortfall will not be payable to the extent that the utilization fee relating to such utilization shortfall is incurred. Additionally, per the terms of a fee letter executed on May 18, 2015, HMS Funding pays Deutsche Bank an administrative agent fee of 0.25% of the aggregate revolver commitments.

HMS Funding’s obligations under the Deutsche Bank Credit Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The Deutsche Bank Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The Deutsche Bank Credit Facility contains usual and customary default provisions including: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the Deutsche Bank Credit Facility. As of September 30, 2017, the Company was not aware of any instances of noncompliance with covenants related to the Deutsche Bank Credit Facility.

As of September 30, 2017, the Company had borrowings of $95.0 million outstanding on the EverBank Credit Facility and had borrowings of $395.0 million outstanding on the Deutsche Bank Credit Facility, both of which the Company estimated approximated fair value.

Note 6 – Financial Highlights

The following is a schedule of financial highlights of the Company for the nine months ended September 30, 2017 and 2016.

Per Share Data:	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
NAV at beginning of period	$8.15	$7.88
Results from Operations
Net investment income (1) (2)	0.56	0.55
Net realized appreciation (depreciation) (1) (2)	0.04	(0.19)
Net unrealized appreciation (depreciation) (1) (2)	(0.09)	0.20
Net increase (decrease) in net assets resulting from operations	0.51	0.56
Stockholder distributions (1) (3)
Distributions from net investment income (1) (2)	(0.48)	(0.52)
Distributions from realized appreciation (1) (2)	(0.04)	—
Net decrease in net assets resulting from stockholder distributions	(0.52)	(0.52)
Capital share transactions
Issuance of common stock above NAV (4), net of offering costs (1)	0.02	—
Net increase in net assets resulting from capital share transactions	0.02	—
NAV at end of the period	$8.16	$7.92

Shares outstanding at end of period	79,204,960	70,942,063
Weighted average shares outstanding	76,899,096	66,576,489

(1)	Based on weighted average number of shares of common stock outstanding for the period.

(2)	Changes in net investment income and realized and unrealized appreciation (depreciation) from investments can change significantly from period to period.

(3)	The stockholder distributions represent the stockholder distributions declared for the period.

(4)
The continuous issuance of shares of common stock may cause an incremental increase in NAV per share due to the sale of shares at the then prevailing public offering price in excess of NAV per share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share and the NAV per share on each share transaction date, divided by (ii) the weighted average shares of common stock outstanding for the period.

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
	(dollars in thousands)
NAV at end of period	$645,945	$561,974
Average net assets	$625,272	$519,511
Average Credit Facilities borrowings	$426,500	$391,750

Ratios to average net assets:
Ratio of total expenses to average net assets (1)	5.28%	5.37%
Ratio of net investment income to average net assets (1)	6.92%	7.08%
Portfolio turnover ratio	36.85%	25.02%
Total return (2)	6.50%	7.11%

(1)
For the nine months ended September 30, 2017 and 2016, the Advisers did not waive base management fees but waived subordinated incentive fees of approximately $2.3 million and $493,000, respectively, and administrative services expenses of approximately $2.2 million and $1.6 million, respectively. The ratio is calculated by reducing the expenses to reflect the waiver of expenses and reimbursement of administrative services in both periods presented. Excluding interest expense, the ratio of total expenses to average net assets for the nine months ended

September 30, 2017 and September 30, 2016 was 3.14% and 3.21%, respectively. See Note 10 - Related Party Transactions and Arrangements for further discussion of fee waivers provided by the Advisers.

(2)
Total return is calculated on the change in NAV per share and stockholder distributions declared per share over the reporting period. The total return does not reflect the sales load from the sale of the Company’s common stock.

Note 7 – Stockholder Distributions

The following table reflects the cash distributions per share that the Company declared on its common stock during the nine months ended September 30, 2017 and 2016 (dollars in thousands except per share amounts).

	Distributions
	Per Share	Amount
2017
Three months ended September 30, 2017	$0.17	$13,910
Three months ended June 30, 2017	$0.18	$13,438
Three months ended March 31, 2017	$0.17	$12,922
2016
Three months ended September 30, 2016	$0.17	$12,307
Three months ended June 30, 2016	$0.18	$11,650
Three months ended March 31, 2016	$0.17	$11,037

On September 19, 2017, with the authorization of the Company’s board of directors, the Company declared distributions to its stockholders for the period of October 2017 through December 2017. These distributions have been, or will be, calculated based on stockholders of record each day from October 1, 2017 through December 31, 2017 in an amount equal to $0.00191781 per share, per day. Distributions are paid on the first business day following the completion of each month to which they relate.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

The following table reflects the sources of the cash distributions that the Company declared and, in some instances, paid on its common stock during the nine months ended September 30, 2017 and 2016.

	Nine Months Ended September 30, 2017		Nine Months Ended September 30, 2016
	(dollars in thousands)
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net realized income from operations (before waiver of incentive fees)	$40,270	100%	$24,349	70%
Waiver of incentive fees	—	—	493	1
Distributions in excess of net investment income (1)	—	—	10,152	29
Total	$40,270	100%	$34,994	100%

(1)	Includes adjustments made to GAAP basis net investment income to arrive at taxable income available for distributions. See Note 8 for the sources of the Company’s cash distributions on a tax basis.

The Company may fund its cash distributions from all sources of funds legally available, including stock offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies, and fee and expense waivers from its Advisers. The Company has not established limits on the amount of funds that the Company may use from legally available sources to make distributions. The Company expects that for the foreseeable future, a portion of the distributions may be paid from sources other than net realized income from operations, which may include stock offering proceeds, borrowings, and fee and expense waivers from the Advisers. See Note 10 - Related Party Transactions and Arrangements - Advisory Agreements and Conditional Fee Waiver.

The Company’s distributions may exceed its earnings and, as a result, a portion of the distributions it makes may represent a return of capital for U.S. federal income tax purposes. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Note 8 – Taxable Income

The Company has elected to be treated for U.S. federal income tax purposes as a RIC. As a RIC, the Company generally will not incur corporate-level U.S. federal income taxes on net ordinary income or capital gains that the Company timely distributes each taxable year as dividends to its stockholders. To qualify as a RIC in any taxable year, the Company must, among other things, satisfy certain source-of-income and asset diversification requirements. In addition, the Company must distribute an amount in each taxable year generally at least equal to 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, in order to maintain its ability to be subject to taxation as a RIC. As a part of maintaining its RIC status, undistributed taxable income (subject to a 4% nondeductible, U.S. federal excise tax) pertaining to a given taxable year may be distributed up to 12 months subsequent to the end of that taxable year, provided such distributions are declared prior to the earlier of eight-and-one-half months after the close of that taxable year or the filing of the U.S. federal income tax return for such prior taxable year. In order to avoid the imposition of the 4% nondeductible, U.S. federal excise tax, the Company needs to distribute, in respect of each calendar year, dividends of an amount at least equal to the sum of: (1) 98.0% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain in excess of capital loss, or capital gain net income, (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of that calendar year (or, if the Company so elects for that calendar year) and (3) any net ordinary income and capital gain net income for preceding years that was not distributed with respect to such years and on which the Company incurred no U.S. federal income tax. For the taxable year ended December 31, 2015, the Company distributed $3.8 million, or $0.0615 per share, of its taxable income in 2016, prior to the filing of its U.S. federal income tax return for the 2015 taxable year. As a result, the Company was subject to a $119,000 4% nondeductible, U.S. federal excise tax for the 2015 taxable year. For the taxable year ended December 31, 2016, the Company distributed $7.3 million, or $0.099478 per share, of its taxable income in 2017, prior to the filing of its U.S. federal income tax return for the 2016 taxable year. As a result, the Company was subject to a 4% nondeductible, U.S federal excise tax liability for the 2016 taxable year of approximately $246,000.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes, which provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the Company’s financial statements is the largest benefit or expense that has a greater than 50% likelihood of being realized upon its ultimate settlement with the relevant tax authority. Positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits, if any, in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Company’s tax positions, and has concluded that there were no material uncertain income tax positions through September 30, 2017. The Company identifies its major tax jurisdiction as the United States, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Tax returns for the 2014 through 2016 taxable years remain subject to examination by U.S. federal and most state tax authorities.

The Company has formed wholly-owned subsidiaries, HMS Equity Holding and HMS Equity Holding II, which have elected to be taxable entities for U.S. tax purposes. HMS Equity Holding and HMS Equity Holding II primarily hold equity investments in portfolio companies which are treated as “pass through” entities for U.S. tax purposes. HMS Equity Holding and HMS Equity Holding II are consolidated for financial reporting purposes, and the portfolio investments held by each entity are included in the condensed consolidated financial statements as portfolio investments recorded at fair value. HMS Equity Holding and HMS Equity Holding II are not consolidated with the Company for U.S. federal income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in the Company’s condensed consolidated financial statements.

Listed below is a reconciliation of “Net increase (decrease) in net assets resulting from operations” to taxable income and to total distributions declared to common stockholders for the nine months ended September 30, 2017 and 2016 (dollars in thousands).

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016

Net increase (decrease) in net assets resulting from operations	$39,440	$37,771
Net change in unrealized (appreciation) depreciation	7,165	(12,929)
Income tax (benefit) provision	139	67
Pre-tax book (income) loss not consolidated for tax purposes	755	11,137

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016

Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	1,526	427
Estimated taxable income (1)	49,025	36,473

Taxable income earned in prior year and carried forward for distribution in current year	7,238	3,855

Taxable income earned prior to period end and carried forward for distribution next period	(20,558)	(9,407)
Dividend accrued as of period end and paid-in the following period	4,565	4,073
Taxable income earned to be carried forward	(15,993)	(5,334)

Total distributions accrued or paid to common stockholders	$40,270	$34,994

(1)
The Company’s taxable income for each period is an estimate and will not be finally determined until the Company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

The income tax expense, or benefit, and the related tax assets and liabilities generated by HMS Equity Holding and HMS Equity Holding II, if any, are reflected in the Company’s Condensed Consolidated Statement of Operations. For the nine months ended September 30, 2017 and 2016, the Company recognized a net income tax (benefit) provision of $139,000 and $67,000, respectively, related to deferred taxes of $1.5 million and $10.7 million, respectively, and other taxes of $139,000 and $67,000, respectively, offset by a valuation allowance of $(1.5) million and $(10.7) million, respectively. For the nine months ended September 30, 2017 and 2016, the other taxes included $139,000 and $67,000, respectively, related to accruals for state and other taxes.

As of September 30, 2017, the cost basis of investments for tax purposes was $1.1 billion, with such investments having an estimated net unrealized depreciation of $20.2 million, composed of gross unrealized appreciation of $22.8 million and gross unrealized depreciation of $43.0 million. As of December 31, 2016, the cost basis of investments for tax purposes was $1.0 billion, with such investments having an estimated net unrealized depreciation of $13.2 million, composed of gross unrealized appreciation of $20.3 million and gross unrealized depreciation of $33.5 million.

The net deferred tax asset at both September 30, 2017 and December 31, 2016 was $0, primarily related to loss carryforwards, timing differences in net unrealized depreciation of portfolio investments, and basis differences of portfolio investments held by HMS Equity Holding and HMS Equity Holding II, which are “pass through” entities for tax purposes, offset by a valuation allowance. Based on HMS Equity Holding’s and HMS Equity Holding II’s short operating history, management believes it is more likely than not that there will be inadequate profits in HMS Equity Holding and HMS Equity Holding II against which the deferred tax assets can be offset. Accordingly, the Company recorded a full valuation allowance against such deferred tax assets.

The following table sets forth the significant components of net deferred tax assets and liabilities as of September 30, 2017 and December 31, 2016 (amounts in thousands):

	September 30, 2017	December 31, 2016
Deferred tax assets:
Net operating loss carryforwards	$2,654	$2,258
Capital loss carryforwards	8,429	8,366
Net basis differences in portfolio investments	—	—
Net unrealized depreciation of portfolio investments	1,205	20
Total deferred tax assets	12,288	10,644
Deferred tax liabilities:
Net basis differences in portfolio investments	(1,294)	(1,119)
Net unrealized appreciation of portfolio investments	—	—
Other	—	—
Total deferred tax liabilities	(1,294)	(1,119)
Valuation allowance	(10,994)	(9,525)
Total net deferred tax assets (liabilities)	$—	$—

For federal income tax purposes, the net loss carryforwards expire in various taxable years from 2034 through 2037 and the net capital loss carryforwards expire in taxable years 2020 and 2022. The timing and manner in which HMS Equity Holding and HMS

Equity Holding II will utilize any net loss carryforwards in such taxable years, or in total, may be limited in the future under the provisions of the Code.

For the years ending December 31, 2016, 2015 and 2014, respectively, the tax characteristics of distributions paid to shareholders were as follows (amounts in thousands):

	Year Ended December 31,
Tax Characteristics of Distributions	2016		2015		2014

Ordinary income	$44,848	93.90%	$34,085	99.68%	$11,162	99.51%
Capital gain distributions	2,913	6.10	110	0.32	55	0.49
Total	$47,761	100.00%	$34,195	100.00%	$11,217	100.00%

The determination of the tax attributes of the Company’s distributions is made annually at the end of the Company’s taxable year based upon the Company’s taxable income for the full taxable year and distributions paid for the full taxable year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. If the Company had determined the tax attributes of its distributions taxable year-to-date as of September 30, 2017, 100% would be from its current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the actual tax attributes of the Company’s anticipated fiscal and taxable years ending December 31, 2017 distributions to stockholders will be. The actual tax characteristics of distributions to stockholders will be reported to the Internal Revenue Service and stockholders subject to information reporting shortly after the close of each calendar year on Form 1099-DIV.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-to-tax differences, such as the non-deductible excise tax, have no impact on net assets.

Note 9 – Supplemental Cash Flow Disclosures

Listed below are the supplemental cash flow disclosures for the nine months ended September 30, 2017 and 2016 (dollars in thousands):

Supplemental Disclosure of Cash Flow Information	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Cash paid for interest	$12,296	$10,078
Cash paid for income taxes	358	265

Supplemental Disclosure of Non-Cash Flow Information
Stockholder distributions declared and unpaid	4,565	4,073
Stockholder distributions reinvested	20,594	18,263
Change in unpaid deferred offering costs	(40)	1,107
Unpaid deferred financing costs	25	4
Unpaid sales commissions and dealer manager fee	251	57

Note 10 — Related Party Transactions and Arrangements

Advisory Agreements and Conditional Fee Waiver

The Company and the Adviser have entered into two expense support and conditional reimbursement agreements (as amended from time to time, the “2013 and 2014 Expense Reimbursement Agreements”), pursuant to which the Adviser could pay the Company up to 100% of its operating expenses through December 31, 2014 (the “Expense Support Payment”) in order to achieve a reasonable level of expenses relative to its investment income (the “Operating Expense Objective”). The Company’s board of directors, in its sole discretion, may approve the repayment of unreimbursed Expense Support Payments upon a determination by the board of directors that the Company has achieved the Operating Expense Objective in any quarter following receipt by the Company of an Expense Support Payment. The Company may reimburse any unreimbursed Expense Support Payments for up to three years from the date each respective Expense Support Payment was determined. Any Expense Support Payments that remain unreimbursed three years after such payment will be permanently waived.

The Company and the Advisers entered into a conditional fee waiver agreement (as amended from time to time, the “Conditional Fee Waiver Agreement”), pursuant to which the Advisers could waive certain fees through December 31, 2015 upon the occurrence of any event that, in the Advisers’ sole discretion, causes such waivers to be deemed necessary. The previously waived fees are potentially subject to repayment by the Company, if at all, within a period not to exceed three years from the date of each respective fee waiver.

The Company and the Advisers entered into conditional income incentive fee waiver agreements (the “2016-2017 Conditional Income Incentive Fee Waiver Agreements”), most recently on October 19, 2017, pursuant to which, for a period from January 1, 2016 through September 30, 2017, the Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in the Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016-2017 Conditional Income Incentive Fee Waiver Agreements may require the Company to repay the Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances.

The previously waived fees are potentially subject to repayment by the Company, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

Reimbursement of previously waived fees will only be permitted with the approval of the board of directors and if the operating expense ratio is equal to or less than the operating expense ratio at the time the corresponding fees were waived and if the annualized rate of regular cash distributions to stockholders is equal to or greater than the annualized rate of the regular cash distributions at the time the corresponding fees were waived.

For the three months ended September 30, 2017 and 2016, the Company incurred base management fees of approximately $5.6 million and $4.9 million, respectively, and the Advisers waived no base management fees in either period. For the three months ended September 30, 2017 and 2016, the Company incurred no capital gains incentive fees or subordinated incentive fees on income in either period. For the three months ended September 30, 2017 and 2016, the Advisers waived no capital gains incentive fees nor subordinated incentive fees in either period.

For the nine months ended September 30, 2017 and 2016, the Company incurred base management fees of approximately $16.1 million and $14.1 million, respectively, and the Advisers waived no base management fees in either period. For the nine months ended September 30, 2017 and 2016, the Company incurred no capital gains incentive fees in either period, and incurred subordinated incentive fees on income of approximately $2.3 million and $493,000, respectively, which were fully waived by the Advisers.

For the nine months ended September 30, 2017 and 2016, the Company did not record an accrual for any previously waived fees. Any future reimbursement of previously waived fees to the Advisers will not be accrued until the reimbursement of the waived fees becomes probable and estimable, which will be upon approval of the Company’s board of directors. To date, none of the previously waived fees has been approved by the board of directors for reimbursement.

The table below presents the fees waived by the Advisers and the timing of potential reimbursement of waived fees (dollars in thousands). Previously waived fees will only be reimbursed with the approval of the Company’s board of directors and if the “Operating Expense Ratio” (as described in footnote 3 to the table below) is equal to or less than the Company’s operating expense ratio at the time the corresponding fees were waived and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of the Company’s regular cash distributions at the time the corresponding fees were waived.

	Management Fee (1)		Subordinated Incentive Fee (1)		Capital Gain Incentive Fee (1)		Expense Support (1)
Quarter Ended	Waivers	Repaid to Adviser (2)	Waivers	Repaid to Adviser (2)	Waivers	Repaid to Adviser (2)	Payments	Repaid to Adviser (2)	Operating Expense Ratio (3)	Annualized Distribution Rate (4)	Eligible to be Repaid Through
6/30/2012	$31	$—	$18	$—	$—	$—	$—	$—	1.35%	7.00%	Expired

	Management Fee (1)		Subordinated Incentive Fee (1)		Capital Gain Incentive Fee (1)		Expense Support (1)
Quarter Ended	Waivers	Repaid to Adviser (2)	Waivers	Repaid to Adviser (2)	Waivers	Repaid to Adviser (2)	Payments	Repaid to Adviser (2)	Operating Expense Ratio (3)	Annualized Distribution Rate (4)	Eligible to be Repaid Through
9/30/2012	$97	$—	$52	$—	$3	$—	$—	$—	1.97%	7.00%	Expired
12/31/2012	$104	$—	$53	$—	$—	$—	$—	$—	2.96%	7.00%	Expired
3/31/2013	$84	$—	$—	$—	$—	$—	$—	$—	1.86%	7.00%	Expired
6/30/2013	$118	$—	$—	$—	$—	$—	$—	$—	1.36%	7.00%	Expired
9/30/2013	$268	$—	$—	$—	$—	$—	$—	$—	1.22%	7.00%	Expired
12/31/2013	$309	$—	$—	$—	$5	$—	$153	$—	0.49%	7.00%	Expired
3/31/2014	$306	$—	$—	$—	$—	$—	$—	$—	1.28%	7.00%	Expired
6/30/2014	$548	$—	$—	$—	$—	$—	$—	$—	1.28%	7.00%	Expired
9/30/2014	$821	$—	$—	$—	$—	$—	$328	$—	1.23%	7.00%	Expired
12/31/2014	$148	$—	$451	$—	$—	$—	$—	$—	1.70%	7.00%	12/31/2017
3/31/2015	$—	$—	$358	$—	$—	$—	$—	$—	1.78%	7.18%	3/31/2018
6/30/2015	$—	$—	$930	$—	$—	$—	$—	$—	1.69%	7.07%	6/30/2018
9/30/2015	$—	$—	$155	$—	$—	$—	$—	$—	2.11%	7.07%	9/30/2018
12/31/2015	$—	$—	$1,159	$—	$—	$—	$—	$—	2.27%	7.78%	12/31/2018
3/31/2016	$—	$—	$493	$—	$—	$—	$—	$—	1.83%	8.14%	3/31/2019
6/30/2016	$—	$—	$—	$—	$—	$—	$—	$—	1.76%	7.95%	6/30/2019
9/30/2016	$—	$—	$—	$—	$—	$—	$—	$—	1.73%	7.87%	9/30/2019
12/31/2016	$—	$—	$1,196	$—	$—	$—	$—	$—	1.68%	7.69%	12/31/2019
3/31/2017	$—	$—	$1,495	$—	$—	$—	$—	$—	1.68%	7.53%	3/31/2020
6/30/2017	$—	$—	$823	$—	$—	$—	$—	$—	1.67%	7.53%	6/30/2020
9/30/2017	$—	$—	$—	$—	$—	$—	$—	$—	1.91%	7.53%	9/30/2020

(1)
Fees waived pursuant to the Conditional Fee Waiver Agreement and the 2016-2017 Conditional Income Incentive Fee Waiver Agreements and Expense Support Payments pursuant to the 2013 and 2014 Expense Reimbursement Agreements.

(2)
Subject to the approval of the Company’s board of directors, in future periods, previously waived fees may be paid to the Advisers, if the Company’s cumulative net increase in net assets resulting from operations exceeds the amount of cumulative distributions paid to stockholders. The previously waived fees are potentially subject to repayment by the Company, if at all, within a period not to exceed three years from the date of each respective fee waiver. To date, none of the previously waived fees and Expense Support Payments have been approved for reimbursement by the Company’s board of directors.

(3)
The “Operating Expense Ratio” is calculated on a quarterly basis as a percentage of average net assets and includes all expenses borne by the Company, except for base management and incentive fees and administrative expenses waived by the Advisers and organizational and offering expenses. For the quarter ended December 31, 2013, expenses have been reduced by $153,000, the amount of the Expense Support Payment received in 2013 from the Adviser. For the quarter ended September 30, 2014, expenses have been reduced by $328,000, which Expense Support Payment was received from the Adviser on October 30, 2014.

(4)
“Annualized Distribution Rate” equals $0.00191781 per share, per day. “Annualized Distribution Rate” does not include the special stock dividend paid to stockholders on September 14, 2012 and was based on the Company’s offering price per share as of the final day of the quarter.

Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, the Company is required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to the Company’s day-to-day administration and management not related to advisory services. The Advisers do not earn any profit under their provision of administrative services to the Company. For the three months ended September 30, 2017 and 2016, the Company incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $694,000 and $529,000, respectively. For the nine months ended September 30, 2017 and 2016, the Company incurred, and the Advisers waived the reimbursements of, administrative services expenses of approximately $2.2 million and $1.6 million, respectively. On October 19, 2017, the Company and the Advisers agreed to further amend the 2014 Expense Reimbursement Agreement, which extended the period for waiver of reimbursement of administrative services expenses accrued pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement through December 31, 2017. Waived administrative services expenses are not subject to future reimbursement.

The table below presents the administrative services expenses waived by the Advisers (dollars in thousands).

	Administrative Services
Quarter Ended	Waivers	Repaid to Adviser	Operating Expense Ratio (1)	Annualized Distribution Rate (2)	Eligible to be Repaid Through (3)
6/30/2012	$25	$—	1.35%	7.00%	Not Eligible to be Repaid
9/30/2012	$129	$—	1.97%	7.00%	Not Eligible to be Repaid
12/31/2012	$284	$—	2.96%	7.00%	Not Eligible to be Repaid
3/31/2013	$233	$—	1.86%	7.00%	Not Eligible to be Repaid
6/30/2013	$222	$—	1.36%	7.00%	Not Eligible to be Repaid
9/30/2013	$234	$—	1.22%	7.00%	Not Eligible to be Repaid
12/31/2013	$329	$—	0.49%	7.00%	Not Eligible to be Repaid
3/31/2014	$329	$—	1.28%	7.00%	Not Eligible to be Repaid
6/30/2014	$385	$—	1.28%	7.00%	Not Eligible to be Repaid
9/30/2014	$371	$—	1.23%	7.00%	Not Eligible to be Repaid
12/31/2014	$412	$—	1.70%	7.00%	Not Eligible to be Repaid
3/31/2015	$437	$—	1.78%	7.18%	Not Eligible to be Repaid
6/30/2015	$480	$—	1.69%	7.07%	Not Eligible to be Repaid
9/30/2015	$517	$—	2.11%	7.07%	Not Eligible to be Repaid
12/31/2015	$603	$—	2.27%	7.78%	Not Eligible to be Repaid
3/31/2016	$533	$—	1.83%	8.14%	Not Eligible to be Repaid
6/30/2016	$574	$—	1.76%	7.95%	Not Eligible to be Repaid
9/30/2016	$529	$—	1.73%	7.87%	Not Eligible to be Repaid
12/31/2016	$679	$—	1.68%	7.69%	Not Eligible to be Repaid
3/31/2017	$661	$—	1.68%	7.53%	Not Eligible to be Repaid
6/30/2017	$873	$—	1.67%	7.53%	Not Eligible to be Repaid
9/30/2017	$694	$—	1.91%	7.53%	Not Eligible to be Repaid

(1)
The “Operating Expense Ratio” is calculated on a quarterly basis as a percentage of average net assets and includes all expenses borne by the Company, except for base management and incentive fees and administrative expenses waived by the Advisers and organizational and offering expenses. For the quarter ended December 31, 2013, expenses have been reduced by $153,000, the amount of the Expense Support Payment received in 2013 from the Adviser. For the quarter ended September 30, 2014, expenses have been reduced by $328,000, which Expense Support Payment was received from the Adviser on October 30, 2014.

(2)
“Annualized Distribution Rate” equals $0.00191781 per share, per day. “Annualized Distribution Rate” does not include the special stock dividend paid to stockholders on September 14, 2012 and was based on the Company’s offering price per share as of the last day of the quarter.

(3)
The Advisers have agreed to permanently waive reimbursement by the Company of administrative expenses through December 31, 2017. The waiver of reimbursement of administrative expenses is not eligible for future reimbursement from the Company to the Advisers.

The table below outlines fees incurred and expense reimbursements payable to Hines, Main Street and their affiliates for the three and nine months ended September 30, 2017 and 2016 and amounts unpaid as of September 30, 2017 and December 31, 2016 (dollars in thousands).

	Incurred		Incurred		Unpaid as of
	Three Months Ended September 30,		Nine Months Ended September 30,		September 30, 2017	December 31, 2016
Type and Recipient	2017	2016	2017	2016
Incentive Fees on Income (1) - the Adviser, Sub-Adviser	$—	$—	$—	$—	$—	$—
Offering Costs - the Adviser, Sub-Adviser	272	405	1,000	1,226	18	(23)
Other (2) - the Adviser	81	125	551	278	37	121
Selling Commissions - Dealer Manager	501	1,242	2,368	3,884	127	92
Dealer Manager Fee - Dealer Manager	307	608	1,307	1,859	124	(6)
Due to Affiliates					$306	$184

Base Management Fees (1) - the Adviser, Sub-Adviser	$5,648	$4,905	$16,101	$14,092	$5,682	$5,054

(1)	Net of amounts waived by the Advisers.

(2)	Includes amounts the Adviser paid on behalf of the Company such as general and administrative services expenses.

Offering Costs

In accordance with the Investment Advisory Agreement and the Sub-Advisory Agreement, the Company reimburses the Advisers for any offering costs that are paid on the Company’s behalf, which consist of, among other costs, actual legal, accounting, bona fide out-of-pocket itemized and detailed due diligence costs, printing, filing fees, transfer agent costs, postage, escrow fees, advertising and sales literature and other offering costs. Pursuant to the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, the Company expects to reimburse the Advisers for such costs incurred on the Company’s behalf on a monthly basis, up to a maximum aggregate amount of 1.5% of the gross stock offering proceeds. The Advisers are responsible for the payment of offering costs to the extent they exceed 1.5% of the aggregate gross stock offering proceeds.

As of September 30, 2017, the Company has reimbursed the Advisers approximately $11.6 million since inception for offering costs. As of September 30, 2017, the Advisers carried a balance of approximately $1.4 million for offering costs incurred on the Company’s behalf, net of reimbursement payments from the Company.

Note 11 – Share Repurchase Plan

Since inception of the share repurchase program, the Company funded the repurchase of $28.0 million in shares. For the nine months ended September 30, 2017 and 2016, the Company funded $14.0 million and $8.4 million, respectively, for shares tendered for repurchase under the plan approved by the board of directors. Since inception of the share repurchase program, the Company has funded all redemption requests validly tendered and not withdrawn.

For the Quarter Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered that were Repurchased	Repurchase Price per Share	Aggregate Consideration for Repurchased Shares
March 31, 2017	3/23/2017	614,179.64	100%	$8.23	$5,054,698
June 30, 2017	6/15/2017 and 6/16/2017	346,306.52	100%	$8.20	$2,839,713
September 30, 2017	9/21/2017	747,784.63	100%	$8.19	$6,124,356

Note 12 – Commitments and Contingencies

At September 30, 2017, the Company had a total of approximately $57.6 million in outstanding commitments comprising (i) 30 commitments to fund revolving loans that had not been fully drawn or term loans that had not been funded and (ii) four capital commitments that had not been fully called. The Company recognized unrealized depreciation of approximately $473,000 on the outstanding unfunded loan commitments and no unrealized appreciation or depreciation on the outstanding unfunded capital commitments during the nine months ended September 30, 2017. At December 31, 2016, the Company had a total of approximately $42.7 million in outstanding commitments comprising (i) 22 commitments to fund revolving loans that had not been fully drawn or term loans that had not been funded and (ii) three capital commitments that had not been fully called. The Company recognized unrealized depreciation of $266,000 on the outstanding unfunded loan commitments and unrealized appreciation of $14,000 on the outstanding unfunded capital commitments during the year ended December 31, 2016.

	Commitments and Contingencies
	(dollars in thousands)
	September 30, 2017	December 31, 2016
Unfunded Loan Commitments
Adams Publishing Group, LLC	$2,216	$—
Apex Linen Services, Inc.	403	397
Arcus Hunting, LLC	120	2,136
BarFly Ventures, LLC	—	881
BigName Holdings, LLC	101	—
Boccella Precast Products, LLC	500	—
Buca C, LLC	—	1,548
CapFusion Holding, LLC	—	394
CDHA Management, LLC	3,373	3,259
Charps, LLC	1,000	—
Clad-Rex Steel, LLC	100	—
CST Industries, Inc.	602	—
CTVSH, PLLC	200	—
Datacom, LLC	50	1,302

	Commitments and Contingencies
	(dollars in thousands)
	September 30, 2017	December 31, 2016
Unfunded Loan Commitments
Felix Investments Holdings II LLC	$1,667	$—
Gamber-Johnson Holdings, LLC	300	300
Guerdon Modular Holdings, Inc.	400	400
Hawk Ridge Systems, LLC	400	400
Hojeij Branded Foods, Inc.	2,090	2,000
Hostway Corporation	67	—
HW Temps LLC	200	50
Jackmont Hospitality, Inc.	—	1,200
LaMi Products, LLC	1,029	1,729
Market Force Information, Inc.	272	—
Meisler Operating, LLC	400	—
Minute Key, Inc.	2,000	197
Mystic Logistics, Inc.	200	194
NNE Issuer, LLC	7,000	—
NuStep, LLC	300	—
Pardus Oil & Gas, LLC	357	357
Permian Holdco 2	290	290
PPC/Shift, LLC	500	500
Resolute Industrial LLC	5,750	—
Strike, LLC	—	2,475
Unirush LLC	—	980
Volusion, LLC	—	2,955
Wireless Vision	8,289	—
Unfunded Capital Commitments
Brightwood Capital Fund III, LP	1,000	1,000
Brightwood Capital Fund IV, LP	9,000	10,000
Copper Trail Energy Fund	2,500	—
Freeport First Lien Loan Fund III, LP	4,941	7,737
Total	$57,617	$42,681

Note 13 – Subsequent Events

From October 1, 2017 through November 10, 2017, the Company funded approximately $1.9 million in investments and received proceeds from repayments and dispositions of approximately $62.0 million.

On October 19, 2017, the Company entered into an amendment to the EverBank Credit Facility, which increased the revolver commitments by the amount of $25.0 million (from $95.0 million to $120.0 million).

On October 19, 2017, the Company, the Adviser and the Sub-Adviser entered into a conditional income incentive fee agreement (the “Third Quarter 2017 Fee Waiver Agreement”), pursuant to which, for a period from July 1, 2017 through September 30, 2017, the Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in the Advisers’ sole discretion, causes such waiver to be deemed necessary. The Third Quarter 2017 Fee Waiver Agreement may require the Company to repay the Advisers for previously waived Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by the Company, if at all, within a period not to exceed three years from the date of each respective fee waiver.

On October 19, 2017, the Company’s board of directors approved an amendment and restatement of the Company’s distribution reinvestment plan (the “Amended DRP”). Under the Amended DRP, in the event that a continuous offering of the Company’s common stock is suspended or terminated, cash distributions paid to participating stockholders will be reinvested in additional common stock at a purchase price determined by the board of directors, or a committee thereof, in its sole discretion, that is (i) not less than the NAV per share determined in good faith by the board of directors, or a committee thereof, in its sole discretion, within forty-eight hours prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date. The Amended DRP will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, November 1, 2017.

On November 3, 2017, the Company filed a tender offer statement on Schedule TO with the SEC, to commence an offer by the Company to purchase, as approved by its board of directors, 1,619,437.09 shares of our issued and outstanding common stock, par value $0.001 per share. The offer is for cash at a purchase price equal to the NAV per share to be determined within 48 hours of the repurchase date.

Item 2.    Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion is based on the condensed consolidated financial statements as of September 30, 2017 (unaudited) and December 31, 2016 and for the three and nine months ended September 30, 2017 and 2016. Amounts as of December 31, 2016 included in the unaudited condensed consolidated financial statements have been derived from the Company’s audited consolidated financial statements as of that date. This information should be read in conjunction with the accompanying unaudited condensed consolidated financial statements and the notes thereto, as well as the audited consolidated financial statements, notes and management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2016. Capitalized terms used in this Item 2 have the same meaning as in the accompanying condensed consolidated financial statements in Item 1 unless otherwise defined in this Report.

We refer to HMS Income Fund, Inc. as the “Company,” and the use of “we,” “our,” “us” or similar pronouns in this Report refers to HMS Income Fund, Inc.

Forward-Looking Statements

Some of the statements in this Report constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this Report may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our current and prospective portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•
changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy, including general economic trends, and its impact on the industries in which we invest;

•	the relative and absolute performance of our investment adviser, HMS Adviser LP (the “Adviser”), a Texas limited partnership, including in identifying suitable investments for us;

•	our ability to make distributions to our stockholders;

•	the effects of applicable legislation and regulations and changes thereto; and

•	the impact of future acquisitions and divestitures.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Report involve risks and uncertainties.

Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Part II-Item 1A. Risk Factors” and elsewhere in this Report and set forth in our annual report on Form 10-K for the year ended December 31, 2016. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this Report on information available to us on the date of this Report. Except as required by the federal securities laws, we assume no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the Securities and Exchange Commission (the “SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this Report are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

OVERVIEW

We are a specialty finance company sponsored by Hines Interests Limited Partnership (“Hines”) that makes debt and equity investments in middle market (“Middle Market”) companies, which we define as companies with annual revenues generally between $10 million and $3 billion and in lower middle market (“LMM”) companies, which we define as companies with annual revenues generally between $10 million and $150 million. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are, therefore, required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities. Our portfolio strategy calls is to invest primarily in illiquid debt and equity securities issued by LMM companies and Middle Market companies in private placements and negotiated transactions, which are traded in private over-the-counter markets for institutional investors. We will also invest in, and a significant portion of our assets are invested in, customized direct secured and unsecured loans to and equity securities of LMM companies, referred to as LMM securities. Typically, our investments in LMM companies require us to co-invest with Main Street Capital Corporation, a New York Stock Exchange listed BDC (“Main Street”), and/or its affiliates as a result of our sub-advisory relationship described below. We categorize some of our investments in LMM companies and Middle Market companies as private loan (“Private Loan”) portfolio investments. Private Loan investments, often referred to in the debt markets as “club deals,” are investments, generally in debt instruments, that we originate on a collaborative basis with other investment funds. Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our portfolio also includes other portfolio (“Other Portfolio”) investments primarily consisting of our investment in HMS-ORIX SLF LLC (“HMS-ORIX”) and investments managed by third parties, which differ from the typical profiles for our other types of investments.

We previously registered for sale up to 150,000,000 shares of common stock pursuant to a registration statement on Form N-2 (File No. 333-178548) which was initially declared effective by the SEC on June 4, 2012 (the “Initial Offering”). The Initial Offering terminated on December 1, 2015. We raised approximately $601.2 million in the Initial Offering, including proceeds from the dividend reinvestment plan of approximately $22.0 million. We also registered for sale up to $1,500,000,000 worth of shares of common stock (the “Offering”) pursuant to a new registration statement on Form N-2 (File No. 333-204659), as amended, most recently declared effective on May 1, 2017. With the approval of our board of directors, we closed the Offering to new investors effective September 30, 2017. Through September 30, 2017, we raised approximately $172.0 million in the Offering, including proceeds from the distribution reinvestment plan of approximately $45.4 million.

Our business is managed by the Adviser, an affiliate of Hines, under an Investment Advisory and Administrative Services Agreement dated May 31, 2012, as amended (the “Investment Advisory Agreement”). We and the Adviser have retained MSC Adviser I, LLC (the “Sub-Adviser”), a wholly owned subsidiary of Main Street, as our investment sub-adviser pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by the Adviser, monitor our investment portfolio and provide certain ongoing administrative services to the Adviser. The Adviser and the Sub-Adviser are collectively referred to as the “Advisers,” and each is registered under the Investment Advisers Act of 1940, as amended. Upon the execution of the Sub-Advisory Agreement, Main Street became our affiliate. Our board of directors most recently reapproved the Investment Advisory Agreement and Sub-Advisory Agreement on May 12, 2017. We have engaged Hines Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, to serve as the Dealer Manager for our offerings. The Dealer Manager is responsible for marketing our shares of common stock being offered pursuant to our offerings.

As a BDC, we are subject to certain regulatory restrictions in making our investments, including limitations on our ability to co-invest with certain affiliates, including Main Street. However, we received an order from the SEC, that permits us, subject to certain conditions, to co-invest with Main Street in certain transactions originated by Main Street and/or our Advisers. The exemptive relief permits us, and certain of our directly or indirectly wholly-owned subsidiaries on one hand, and Main Street and or/certain of its affiliates on the other hand, to co-invest in the same investment opportunities where such investment may otherwise be prohibited under Section 57(a)(4) of the 1940 Act. In addition, we may continue to co-invest with Main Street and/or its affiliates in syndicated deals and secondary loan market purchases in accordance with applicable regulatory guidance or interpretations where price is the only negotiated point.

As of September 30, 2017, we had investments in 67 Middle Market debt investments, 40 Private Loan debt investments, 31 LMM debt investments, 31 LMM equity investments, five Middle Market equity investments, 11 Private Loan equity investments and seven Other Portfolio investments with an aggregate fair value of approximately $1,090.7 million, a cost basis of approximately

$1,110.9 million, and a weighted average effective annual yield of approximately 8.5%. The weighted average annual yield was calculated using the effective interest rates for all investments at September 30, 2017, including accretion of original issue discount and amortization of premium to par value, the amortization of fees received in connection with transactions, and assumes zero yield for investments on non-accrual status. Approximately 82.9% and 10.4% of our total portfolio investments (at fair value, excluding our Other Portfolio investments) were secured by first priority liens and second priority liens on portfolio company assets, respectively, with the remainder in unsecured debt investments and equity investments.

The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria and our ability to close on the identified transactions. The level of new investment activity and associated interest and fee income will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

Investment Income

We have generated, and plan to continue to generate, investment income primarily in the form of interest on the debt securities that we hold, dividends and other distributions with respect to any equity interests that we hold and capital gains, if any, on our investments. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, and possibly consulting fees and performance-based fees. All such fees will be generated in connection with our investments and recognized as earned or as additional yield over the life of the debt investment. To date our investment income has been interest income on debt investments, accretion of original issue discounts, dividend income, amortization of premiums and fees received from transactions and net realized/unrealized appreciation (depreciation).

Expenses

On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders. Our primary operating expenses will be debt service payments, general and administrative expenses, and payment of advisory fees under the Investment Advisory Agreement. The investment advisory fees paid to our Adviser (and the fees paid by our Adviser to our Sub-Adviser pursuant to the Sub-Advisory Agreement) will compensate our Advisers for their work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We expect our expenses to fluctuate based upon the amount of assets under management.

We bear all other expenses of our operations and transactions, including fees and expenses relating to:

●	corporate and organizational expenses relating to offerings of our common stock, subject to certain limitations;
●	the cost of calculating our net asset value (“NAV”), including the cost of any third-party valuation services;
●	the cost of effecting sales and repurchase of shares of our common stock and other securities;
●
fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	interest payable on debt, if any, including any hedging costs;
●	investment advisory fees;
●	transfer agent and custodial fees;
●	fees and expenses associated with marketing efforts;
●	federal and state registration fees;
●	federal, state and local taxes;
●	independent directors’ fees and expenses, including travel expenses;
●	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;
●	cost of fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
●	direct costs such as printing of stockholder reports and advertising or sales materials, mailing, long distance telephone, and staff;
●
fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act, and other applicable federal and state securities laws and regulations;

●	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable federal and state securities laws;
●	brokerage commissions for our investments;
●	all other expenses incurred by our Advisers in performing their obligations, subject to the limitations included in the Investment Advisory Agreement and Sub-Advisory Agreement; and
●
all other expenses incurred by us or any administrator in connection with administering our business, including payments under any administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by any administrator in performing its obligations under any proposed administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines.

Base Management Fee, Incentive Fee and Administrative Services Expense Reimbursement Waiver Agreements

From time to time, our Advisers may waive certain fees accrued under the Investment Advisory Agreement and the Sub-Advisory Agreement, as applicable. We may reimburse such waived fees within three years from the date of each respective fee waiver. See Note 10 - Related Party Transactions and Arrangements - Advisory Agreements and Conditional Fee Waiver to our condensed consolidated financial statements included elsewhere in this Report for additional information on our fee waivers and expense reimbursements.

Administration

Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse our Advisers for administrative services expenses, which include all costs and expenses related to our day-to-day administration and management not related to advisory services. For the three months ended September 30, 2017 and 2016, we incurred, and our Advisers waived the reimbursement of, administrative services expenses of approximately $694,000 and $529,000, respectively. For the nine months ended September 30, 2017 and 2016, we incurred, and our Advisers waived the reimbursement of, administrative services expenses of approximately $2.2 million and $1.6 million, respectively. On October 19, 2017, we and the Advisers agreed to an amendment to the 2014 Expense Reimbursement Agreement, which extended the period for waiver of reimbursement of administrative expenses accrued pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement through December 31, 2017. The waiver of the reimbursement of administrative service expenses is not subject to future reimbursement. See Note 10 - Related Party Transactions and Arrangements - Advisory Agreements and Conditional Fee Waiver to our condensed consolidated financial statements included elsewhere in this Report for additional information on our fee waivers and expense reimbursements.

CRITICAL ACCOUNTING POLICIES

Each of our critical accounting policies involves the use of estimates that require management to make assumptions that are subjective in nature. Management relies on its experience, collects historical and current market data, and analyzes these assumptions in order to arrive at what it believes to be reasonable estimates. In addition, application of these accounting policies involves the exercise of judgments regarding assumptions as to future uncertainties. Actual results could materially differ from these estimates. A disclosure of our critical accounting policies is included in our Annual Report on Form 10-K for the year ended December 31, 2016 in Management’s Discussion and Analysis of Financial Condition and Results of Operations. There have been no changes to our critical accounting policies during 2017, except to the extent described below.

Basis of Presentation and Consolidation

Our condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and accounting principles generally accepted in the United States of America and include the accounts of our wholly-owned consolidated subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Under the 1940 Act rules, regulations pursuant to Articles 6 and 10 of Regulation S-X and Topic 946-Financial Services-Investment Companies of the Accounting Standards Codification, as amended (the “ASC”), of the Financial Accounting Standards Board (“FASB”), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is a wholly-owned investment company. An exception to this general principle occurs if we own a controlled operating company whose purpose is to provide services to us such as an investment adviser or transfer agent. None of our investments qualifies for this exception. Therefore, our portfolio company investments, including those in which we have a controlling interest, are carried on the Consolidated Balance Sheet at fair value with changes to fair value recognized as “Net

Unrealized Appreciation (Depreciation)” on the Consolidated Statements of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a realized gain or loss. However, in the event that any controlled subsidiary exceeds the tests of significance set forth in Rules 3-09 or 4-08(g) of Regulation S-X, we will include required financial information for such subsidiary in the notes or as an attachment to our condensed consolidated financial statements.

PORTFOLIO INVESTMENT COMPOSITION

Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. While our Middle Market debt investments are generally secured by a first priority lien, 16.8% of the fair value of our Middle Market portfolio is secured by second priority liens.

Our current LMM portfolio consists of debt investments secured by first and second priority liens (63.8% and 3.0% of the total fair value of the LMM portfolio, respectively) on the assets of the portfolio companies and equity investments (33.2% of the total fair value of the LMM portfolio) in privately held LMM companies as of September 30, 2017. The LMM debt investments generally mature between five and seven years from the original investment date. The LMM equity investments represent an equity position or the right to acquire an equity position through warrants.

Our Private Loan portfolio primarily consists of debt investments secured by first and second priority liens (92.5% and 1.5% of the total fair value of the Private Loan portfolio, respectively) on the assets of the portfolio companies, unsecured debt investments (3.4% of the total fair value of the Private Loan portfolio) and equity investments (2.6% of the total fair value of the Private Loan portfolio) in Private Loan companies as of September 30, 2017. The Private Loan debt investments typically have stated terms between three and seven years from the original investment date. The Private Loan equity investments represent an equity position or the right to acquire an equity position through warrants.

Our Other Portfolio investments primarily consist of our investment in HMS-ORIX (discussed in more detail below) and investments managed by third parties, which differ from the typical profiles for LMM, Middle Market and Private Loan portfolio investments. In the Other Portfolio investments, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

During the nine months ended September 30, 2017, we funded investment purchases of approximately $470.9 million and had two investments under contract to purchase as of September 30, 2017, for approximately $9.8 million, which settled or we scheduled to settle after September 30, 2017. We also received proceeds from sales and repayments of existing portfolio investments of approximately $370.9 million including $40.8 million in sales. Additionally, we had two investments under contract to sell as of September 30, 2017, for approximately $12.8 million, which represented the contract sales price. The combined result of these transactions increased our portfolio, on a cost basis, by approximately $108.5 million, or 10.8%, and the number of portfolio investments by 14 or 7.9%, compared to the portfolio as of December 31, 2016. As of September 30, 2017, the largest investment in an individual portfolio company represented approximately 2.8% of our portfolio’s fair value with the remaining investments in an individual portfolio company ranging from 0.0% to 1.6%. The average investment in our portfolio is approximately $5.7 million or 0.5% of the total portfolio. Our portfolio is broadened across individual portfolio investments, geographic regions, and industries. Further, our total portfolio’s investment composition (excluding our Other Portfolio investments) at fair value is comprised of 82.9% first lien debt securities and 10.4% second lien debt securities, with the remainder in unsecured debt investments and equity investments. First lien debt securities have priority over subordinated debt owed by the issuer with respect to the collateral pledged as security for the loan. Due to the relative priority of payment of first lien investments, these generally have lower yields than lower priority, less secured investments.

During the nine months ended September 30, 2016, we made investment purchases of approximately $275.1 million and had four investments under contract to purchase as of September 30, 2016 for approximately $30.4 million, which settled after September 30, 2016. We also received proceeds from sales and repayments of existing portfolio investments of approximately $222.4 million including $85.2 million in sales and had two investments under contract to sell as of September 30, 2016 for approximately $2.6 million, which represented the contract sales price.

The result of these transactions further diversified our geographic and industry concentrations and based upon our investment rating system, which is described further below, the weighted average rating of our LMM was approximately 2.7 and 2.6 as of September 30, 2017 and December 31, 2016, respectively. Lastly, the overall weighted average effective yield on our investment portfolio decreased from 8.9% as of December 31, 2016 to 8.5% as of September 30, 2017.

Summaries of the composition of our total investment portfolio at cost and fair value are shown in the following tables (this information excludes Other Portfolio investments):

	September 30, 2017				December 31, 2016
Cost:	LMM	Private Loan	Middle Market	Total	LMM	Private Loan	Middle Market	Total
First Lien Secured Debt	67.9%	92.5%	82.8%	83.8%	67.9%	92.0%	81.5%	82.3%
Second Lien Secured Debt	3.1	1.5	16.3	10.3	3.5	0.7	16.9	11.9
Unsecured Debt	—	3.3	0.1	1.0	—	4.9	0.9	1.6
Equity	27.9	2.5	0.8	4.7	26.9	2.0	0.7	3.9
Equity warrants	1.1	0.2	—	0.2	1.7	0.4	—	0.3
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	September 30, 2017				December 31, 2016
Fair Value:	LMM	Private Loan	Middle Market	Total	LMM	Private Loan	Middle Market	Total
First Lien Secured Debt	63.8%	92.5%	82.4%	82.9%	64.3%	91.5%	81.3%	81.5%
Second Lien Secured Debt	3.0	1.5	16.8	10.4	3.3	0.7	17.0	11.8
Unsecured Debt	—	3.4	0.1	1.1	—	4.9	0.9	1.7
Equity	32.2	2.4	0.7	5.4	30.7	2.1	0.8	4.6
Equity warrants	1.0	0.2	—	0.2	1.7	0.8	—	0.4
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

For the tables showing our total investment portfolio composition by geographic region and by industry, see Note 3 - Fair Value Hierarchy for Investments - Portfolio Investment Composition to our condensed consolidated financial statements included elsewhere in this Report.

Investment in HMS-ORIX

We co-invest in broadly-syndicated loans with ORIX Funds Corp. (“Orix”) through our investment in HMS-ORIX, which is organized as a Delaware limited liability company. Pursuant to the terms of the limited liability company agreement and through representation on the HMS-ORIX Board of Managers, we and Orix each have 50% voting control of HMS-ORIX and together will agree on all portfolio and investment decisions as well as all other significant actions for HMS-ORIX. We do not operationally control HMS-ORIX, and, accordingly, we do not consolidate the operations of HMS-ORIX within the consolidated financial statements. As of September 30, 2017, we and Orix have committed to provide, and have funded, an aggregate of $50.0 million of equity to HMS-ORIX, with us providing $30.0 million (60% of the equity) and Orix providing $20.0 million (40% of the equity).

As of September 30, 2017, HMS-ORIX had total assets of $146.4 million and HMS-ORIX’s portfolio consisted of 69 broadly-syndicated loans, generally in industries similar to those in which we may directly invest.

On April 5, 2017, HMS-ORIX closed on a $100.0 million credit facility with Bank of America, N.A. The facility has a maturity date of April 5, 2020 and borrowings under the facility bear interest at a rate equal to LIBOR plus 1.65% per annum. As of September 30, 2017, $90.0 million was outstanding under this facility. Borrowings under the facility are secured by substantially all of the assets of HMS-ORIX. If we were to include our pro-rata share of the borrowings under the HMS-ORIX credit facility as leverage on our balance sheet as of September 30, 2017, our asset coverage ratio as of such date would have been 207%, assuming unfunded commitments are treated as senior securities.

The following table presents a summary of HMS-ORIX’s portfolio as of September 30, 2017 (dollars in thousands):

As of September 30, 2017

Total debt investments (1)	$139,700
Weighted average effective yield on loans(2)	4.82%
Largest loan to a single borrower(1)	$3,505
Total of 10 largest loans to borrowers(1)	$31,212
(1) At principal amount.
(2) Weighted average effective annual yield is calculated based on the investments at the end of each period and includes accretion of original issue discounts and amortization of premiums, and the amortization of fees received in connection with transactions. Investments, if any, on non-accrual status are assumed to have a zero yield in the calculation of weighted average effective annual yield.

The following table presents a listing of HMS-ORIX’s individual loans as of September 30, 2017:

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

Acosta, Inc.	Commercial Services and Supplies	LIBOR (3 months) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - September 26, 2021)	$2,000	$1,873	$1,778
Acrisure, LLC	Insurance	LIBOR (1 month) + 5.00%, Current Coupon 6.27%, Secured Debt (Maturity - November 22, 2023)	1,990	1,997	2,017
Advantage Sales & Marketing Inc.	Commercial Services and Supplies	LIBOR (1 month) + 3.25%, Current Coupon 4.56%, Secured Debt (Maturity - July 23, 2021)	1,995	1,939	1,882
Air Medical Group Holdings Inc	Health Care Providers & Services	LIBOR (6 months) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - April 28, 2022)	1,995	1,985	1,996
Albany Molecular Research, Inc.	Life Sciences Tools and Services	LIBOR (1 month) + 3.25%, Current Coupon 4.58%, Secured Debt (Maturity - August 28, 2024)	100	100	100
Alphabet Holding Company, Inc.	Food Products	LIBOR (3 months) + 3.50%, Current Coupon 4.83%, Secured Debt (Maturity - September 26, 2024)	2,000	1,990	1,980
American Seafoods Group LLC	Food Products	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 21, 2023)	1,500	1,493	1,510
Ancestry.com Operations Inc.	Internet Software & Services	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - October 19, 2023)	2,000	2,019	2,017
Arch Coal, Inc.	Metals & Mining	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - March 7, 2024)	1,990	1,997	2,002
AshCo, Inc.	Specialty Retail	LIBOR (3 months) + 5.00%, Current Coupon 6.30%, Secured Debt (Maturity - December 15, 2023)	2,000	1,955	1,889
Asurion, LLC	Insurance	LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - November 3, 2023)	1,316	1,316	1,323
Atkore International, Inc.	Electric Equipment, Instruments & Components	LIBOR (3 months) + 3.00%, Current Coupon 4.34%, Secured Debt (Maturity - December 22, 2023)	2,985	3,014	3,006
Avantor Performance Materials Holdings, Inc.	Biotechnology	LIBOR (1 month) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - March 8, 2024)	2,985	3,021	2,998
BCP Renaissance	Oil, Gas and Consumable Fuels	LIBOR (3 months) + 4.00%, Current Coupon 5.32%, Secured Debt (Maturity - September 19, 2024)	600	602	607

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

BMC Software Finance, Inc.	Software	LIBOR (1 month) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - September 12, 2022)	$2,972	$2,996	$2,992
Builders FirstSource, Inc.	Building Products	LIBOR (1 month) + 3.00%, Current Coupon 4.33%, Secured Debt (Maturity - February 29, 2024)	2,985	2,981	2,998
Calpine Corporation	Independent Power & Renewable Elec. Producers	LIBOR (3 months) + 2.75%, Current Coupon 4.09%, Secured Debt (Maturity - January 15, 2023)	1,995	2,002	1,994
CHS/Community Health Systems, Inc.	Health Care Providers & Services	LIBOR (3 months) + 3.00%, Current Coupon 4.32%, Secured Debt (Maturity - January 27, 2021)	1,646	1,640	1,638
Clubcorp Club Operations, Inc.	Real Estate Management and Development	LIBOR (3 months) + 3.25%, Current Coupon 4.59%, Secured Debt (Maturity - August 16, 2024)	2,000	1,990	1,991
Colorado Buyer Inc	Technology Hardware, Storage & Peripherals	LIBOR (3 months) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - May 1, 2024)	2,993	3,003	3,011
Confie Seguros Holding II Co.	Insurance	LIBOR (1 month) + 5.50%, Current Coupon 6.74%, Secured Debt (Maturity - April 19, 2022)	1,990	1,997	1,965
CPI International, Inc.	Aerospace & Defense	LIBOR (1 month) + 3.50%, Current Coupon 4.74%, Secured Debt (Maturity - July 26, 2024)	2,000	2,000	2,003
Diamond Resorts International, Inc.	Hotels, Restaurants & Leisure	LIBOR (1 month) + 6.00%, Current Coupon 7.24%, Secured Debt (Maturity - September 1, 2023)	1,990	2,019	2,004
Duff & Phelps Corporation	Diversified Financial Services	LIBOR (3 months) + 3.75%, Current Coupon 5.08%, Secured Debt (Maturity - April 23, 2020)	1,990	2,003	1,996
EFS Cogen Holdings I LLC	Electric Utilities	LIBOR (3 months) + 3.50%, Current Coupon 4.84%, Secured Debt (Maturity - June 28, 2023)	1,929	1,942	1,955
Endo Luxembourg Finance Company I S.a.r.l.	Pharmaceuticals	LIBOR (1 month) + 4.25%, Current Coupon 5.50%, Secured Debt (Maturity - April 29, 2024)	1,995	2,014	2,017
Envision Healthcare Corporation	Health Care Providers & Services	LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - December 1, 2023)	2,487	2,488	2,499
Everi Payments Inc.	Leisure Products	LIBOR (3 months) + 4.50%, Current Coupon 5.74%, Secured Debt (Maturity - May 9, 2024)	1,995	1,988	2,015
First American Payment Systems, L.P.	Diversified Financial Services	LIBOR (1 month) + 5.75%, Current Coupon 6.98%, Secured Debt (Maturity - January 5, 2024)	961	972	963
Fitness International, LLC	Hotels, Restaurants & Leisure	Prime + 3.25%, Current Coupon 7.50%, Secured Debt (Maturity - July 1, 2020)	2,000	2,027	2,013
Flex Acquisition Company Inc	Containers and Packaging	LIBOR (3 months) + 3.00%, Current Coupon 4.30%, Secured Debt (Maturity - December 29, 2023)	2,000	2,010	2,007
Flexera Software LLC	Software	LIBOR (1 month) + 3.50%, Current Coupon 4.83%, Secured Debt (Maturity - April 2, 2020)	1,995	2,015	2,008
Gardner Denver, Inc.	Machinery	LIBOR (1 month) + 2.75%, Current Coupon 4.08%, Secured Debt (Maturity - July 30, 2024)	2,000	2,010	2,005
Golden Nugget, Inc.	Hotels, Restaurants & Leisure	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - October 4, 2023)	1,995	1,995	2,007
Greatbatch Ltd.	Health Care Equipment & Supplies	LIBOR (2 months) + 3.50%, Current Coupon 4.74%, Secured Debt (Maturity - October 27, 2022)	2,794	2,811	2,814

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

GYP Holdings III Corp.	Trading Companies & Distributors	LIBOR (1 month) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - March 31, 2023)	$3,491	$3,516	$3,521
Harbor Freight Tools USA, Inc.	Specialty Retail	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 18, 2023)	1,980	1,987	1,990
HD Supply Waterworks, Ltd.	Trading Companies & Distributors	LIBOR (3 months) + 3.00%, Current Coupon 4.46%, Secured Debt (Maturity - August 1, 2024)	140	140	140
Horizon Pharma, Inc.	Pharmaceuticals	LIBOR (1 month) + 3.75%, Current Coupon 5.00%, Secured Debt (Maturity - March 29, 2024)	1,995	2,014	2,016
IG Investments Holdings, LLC	Professional Services	LIBOR (1 month) + 4.00%, Current Coupon 5.33%, Secured Debt (Maturity - October 31, 2021)	1,990	2,001	2,012
Jackson Hewitt Tax Service Inc.	Diversified Consumer Services	LIBOR (1 month) + 7.00%, Current Coupon 8.31%, Secured Debt (Maturity - July 30, 2020)	1,939	1,861	1,876
KC MergerSub, Inc.	Diversified Consumer Services	LIBOR (1 month) + 3.75%, Current Coupon 5.08%, Secured Debt (Maturity - August 12, 2022)	2,489	2,495	2,486
KMG Chemicals, Inc.	Chemicals	LIBOR (1 month) + 4.25%, Current Coupon 5.49%, Secured Debt (Maturity - June 13, 2024)	1,304	1,299	1,326
LANDesk Group, Inc.	Software	LIBOR (1 month) + 4.25%, Current Coupon 5.49%, Secured Debt (Maturity - January 22, 2024)	995	1,001	972
Learfield Communications LLC	Media	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - December 1, 2023)	1,995	2,015	2,009
LTS Buyer LLC	Diversified Telecommunication Services	LIBOR (3 months) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - April 13, 2020)	2,984	3,008	2,994
MA FinanceCo., LLC	Electronic Equipment, Instruments and Components	LIBOR (1 month) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - June 21, 2024)	387	387	388
Mohegan Tribal Gaming Authority	Hotels, Restaurants & Leisure	LIBOR (1 month) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - October 13, 2023)	1,990	2,009	2,013
MPH Acquisition Holdings LLC	Health Care Technology	LIBOR (3 months) + 3.00%, Current Coupon 4.33%, Secured Debt (Maturity - June 7, 2023)	2,991	3,033	3,018
NAB Holdings, LLC	IT Services	LIBOR (3 months) + 3.50%, Current Coupon 4.83%, Secured Debt (Maturity - June 14, 2024)	1,995	1,985	2,009
Ortho-Clinical Diagnostics, Inc	Life Sciences Tools and Services	LIBOR (1 month) + 3.75%, Current Coupon 5.08%, Secured Debt (Maturity - June 30, 2021)	1,990	1,985	1,999
QUIKRETE Holdings, Inc.	Construction Materials	LIBOR (1 month) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - November 15, 2023)	2,985	2,985	2,988
Rackspace Hosting, Inc.	Electric Equipment, Instruments & Components	LIBOR (1 month) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - November 3, 2023)	3,292	3,318	3,291
Scientific Games International, Inc.	Leisure Products	LIBOR (1 month) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 14, 2024)	400	402	401
Seattle Spin Co.	Electronic Equipment, Instruments and Components	LIBOR (3 months) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - June 21, 2024)	2,613	2,616	2,622
SeaWorld Parks & Entertainment, Inc.	Hotels, Restaurants & Leisure	LIBOR (3 months) + 3.00%, Current Coupon 4.33%, Secured Debt (Maturity - April 1, 2024)	1,990	1,992	1,933

HMS-ORIX
Loan Portfolio
As of September 30, 2017
(dollars in thousands)
Portfolio Company	Industry	Type of Investment	Principal	Cost	Fair Value

Signode Industrial Group US Inc.	Machinery	LIBOR (1 month) + 2.75%, Current Coupon 3.99%, Secured Debt (Maturity - April 30, 2021)	$2,840	$2,861	$2,855
Staples, Inc.	Distributors	LIBOR (3 month) + 4.00%, Current Coupon 5.31%, Secured Debt (Maturity - August 15, 2024)	2,000	1,995	1,993
Telenet Financing USD LLC	Diversified Telecommunication Services	LIBOR (1 month) + 2.75%, Current Coupon 3.98%, Secured Debt (Maturity - June 30, 2025)	3,000	3,013	3,012
Transdigm, Inc.	Aerospace & Defense	LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - June 9, 2023)	1,990	1,997	1,997
		LIBOR (1 month) + 3.00%, Current Coupon 4.24%, Secured Debt (Maturity - August 22, 2024)	1,003	1,000	1,005
				2,997	3,002
Travelport Finance (Luxembourg) S.A.R.L.	Internet Software & Services	LIBOR (3 months) + 2.75%, Current Coupon 4.06%, Secured Debt (Maturity - September 2, 2021)	1,951	1,951	1,951
Traverse Midstream Partners LLC	Oil, Gas and Consumable Fuels	LIBOR (3 months) + 4.00%, Current Coupon 5.33%, Secured Debt (Maturity - September 30, 2024)	781	784	792
UFC Holdings, LLC	Media	LIBOR (3 months) + 3.25%, Current Coupon 4.49%, Secured Debt (Maturity - August 18, 2023)	1,990	2,002	2,001
Ultra Resources, Inc.	Oil, Gas and Consumable Fuels	LIBOR (1 month) + 3.00%, Current Coupon 4.31%, Secured Debt (Maturity - April 12, 2024)	2,000	2,002	2,001
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals	LIBOR (1 month) + 4.75%, Current Coupon 5.99%, Secured Debt (Maturity - April 1, 2022)	2,547	2,559	2,596
Vertiv Group Corporation	Electrical Equipment	LIBOR (3 months) + 4.00%, Current Coupon 5.24%, Secured Debt (Maturity - November 30, 2023)	2,000	2,019	2,018
Vistra Operations Company LLC	Electric Utilities	LIBOR (2 months) + 2.75%, Current Coupon 3.98%, Secured Debt (Maturity - December 14, 2023)	1,990	2,002	1,999
WideOpenWest Finance, LLC	Diversified Telecommunication Services	LIBOR (1 month) + 3.25%, Current Coupon 4.48%, Secured Debt (Maturity - August 18, 2023)	3,505	3,516	3,504
Total Loan Portfolio				$139,954	$139,728

For the three and nine months ended September 30, 2017, we did not accrue dividend income in respect of our investment in HMS-ORIX.

The following tables show the summarized financial information for HMS-ORIX (dollars in thousands):

As of
Balance Sheet Data	September 30, 2017
Assets
Portfolio investments at fair value	$139,728
Cash and cash equivalents	5,470
Deferred financing costs	989
Other assets	230
Total assets	$146,417

Liabilities
Debt	$90,000
Payable for securities purchased	5,371
Accounts payable and accrued expenses	186
Total liabilities	95,557
Net assets	50,860
Total liabilities and net assets	$146,417

Period from inception (April 4, 2017) to September 30, 2017

Selected Statement of Operations Information
Interest income	$2,048
Dividend income	—
Total income	2,048
Interest expense	866
Other expenses	79
Total expenses	945
Net investment income	1,103
Unrealized (depreciation) on investments	(226)
Realized (losses) from investments	(17)
Net increase in net assets	$860

PORTFOLIO ASSET QUALITY

As of September 30, 2017, we owned a broad portfolio of 192 investments in 132 companies representing a wide range of industries. We believe that this broad portfolio adds to the structural protection of the portfolio, revenue sources, income, cash flows and dividends. The portfolio included the following:

▪
67 debt investments in 59 Middle Market portfolio companies with an aggregate fair value of approximately $587.7 million and a cost basis of approximately $611.3 million. The Middle Market debt investments had a weighted average annual effective yield of approximately 8.8%, which is calculated assuming the investments on non-accrual status are non-yielding, and 83.0% of the Middle Market debt investments were secured by first priority liens. Further, 87.4% of the Middle Market investments contain variable rates, though a majority of the investments with variable rates are subject to contractual minimum base interest rates between 100 and 150 basis points.

▪
40 debt investments in 38 Private Loan portfolio companies with an aggregate fair value of approximately $305.5 million and a cost basis of approximately $306.9 million. The Private Loan debt investments had a weighted average annual effective yield of approximately 8.9%, which is calculated assuming the investments on non-accrual status are non-yielding, and 95.0% of the Private Loan debt investments were secured by first priority liens. Further, 94.5% of the Private Loan debt investments contain variable rates, though a majority of the investments with variable rates are subject to contractual minimum base interest rates between 100 and 150 basis points.

▪
31 debt investments in 28 LMM portfolio companies with an aggregate fair value of approximately $92.8 million and a cost basis of approximately $94.2 million. The LMM debt investments had a weighted average annual effective yield of approximately 11.7% and 95.5% of the debt investments were secured by first priority liens. Also, 45.4% of the LMM debt investments are fixed rate investments with fixed interest rates between 7.2% and 15.0%. Further, 22 LMM debt investments, representing approximately 54.6% of the LMM debt investments have variable rates subject to a contractual minimum base interest rate of 100 basis points.

▪
45 equity investments and nine equity warrant investments in 26 LMM portfolio companies, eight Private Loan portfolio companies, four Middle Market portfolio companies and five Other Portfolio companies with an aggregate fair value of approximately $104.8 million and a cost basis of approximately $98.5 million.

Overall, as of September 30, 2017, our investment portfolio had a weighted average effective yield on our investments of approximately 8.5%, and 79.5% of our total portfolio’s investment composition (including our Other Portfolio investments) was secured by first priority liens.

As of September 30, 2017, we had five investments in four portfolio companies that were on non-accrual status, which comprised approximately 0.3% of our total investment portfolio at fair value and 1.1% of the total investment portfolio at cost. As of December 31, 2016, we had three investments in two portfolio companies that were on non-accrual status, which comprised approximately 0.2% of the total investment portfolio at fair value and 0.8% of the total investment portfolio at cost. For those investments in which S&P credit ratings are available, which represents approximately 33.3% of the portfolio as of September 30, 2017, the portfolio had a weighted average effective credit rating of B.

We utilize a rating system developed by our Sub-Adviser to rate the performance of each LMM portfolio company. The investment rating system takes into consideration various factors, including each investment’s expected level of returns, collectability, comparisons to competitors and other industry participants, and the portfolio company’s future outlook.

•	Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

•	Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

•	Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations. All new LMM portfolio investments receive an initial Investment Rating 3.

•	Investment Rating 4 represents a LMM portfolio company that is underperforming expectations, requiring increased monitoring and scrutiny by us.

•
Investment Rating 5 represents a LMM portfolio company that is significantly underperforming, requiring heightened levels of monitoring and scrutiny by us and involves the recognition of significant unrealized depreciation on such investment.

The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of September 30, 2017 and December 31, 2016 (dollars in thousands):

	September 30, 2017		December 31, 2016
Investment Rating	Investments at Fair Value	Percentage of Total LMM Portfolio	Investments at Fair Value	Percentage of Total LMM Portfolio
1	$2,600	1.9%	$1,541	1.3%
2	44,611	32.1	56,244	48.5
3	84,268	60.6	50,764	43.7
4	5,803	4.2	7,511	6.5
5	1,661	1.2	—	—
Total	$138,943	100.0%	$116,060	100.0%

Based upon the investment rating system, the weighted average rating of our LMM portfolio at fair value was approximately 2.7 and 2.6 as of September 30, 2017 and December 31, 2016, respectively.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

RESULTS COMPARISONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017 AND SEPTEMBER 30, 2016

Total Investment Income, Operating Expenses, Net Assets

For the three months ended September 30, 2017 and 2016, our total investment income was approximately $25.3 million and $22.2 million, respectively, consisting predominately of interest income. As of September 30, 2017, the portfolio had a weighted average annual effective yield on investments of approximately 8.5% compared to 8.5% as of September 30, 2016, and our average investment portfolio for the three months ended September 30, 2017 was $1,067.8 million compared to $931.5 million for the three months ended September 30, 2016. Additionally, during the three months ended September 30, 2017 and 2016, we accreted approximately $2.9 million and $2.7 million, respectively, of unearned income into interest income. The increase in interest income was primarily due to (i) the growth in our total portfolio resulting from the investment of additional equity capital raised and borrowings under our amended and restated senior secured revolving credit facility (the “EverBank Credit Facility”) entered into by us, HMS Equity Holding, LLC and HMS Equity Holding II, Inc., our wholly-owned subsidiaries, with EverBank Commercial Finance, Inc. as administrative agent and certain financial institutions as lenders, and the amended and restated credit agreement entered into by HMS Funding I, LLC, our wholly owned subsidiary, with Deutsche Bank AG, New York Branch as administrative agent (the “Deutsche Bank Credit Facility,” and, together with our EverBank Credit Facility, the “Credit Facilities”) and (ii) acceleration of the accretion of original issuance discounts primarily resulting from principal repayments on certain portfolio investments. We believe further increases in investment income in future periods may arise due to (i) a growing base of portfolio company investments and (ii) investments being held for the entire period relative to incremental net investment activity during each quarter. For information on the Credit Facilities, see Note 5 - Borrowings to our condensed consolidated financial statements included elsewhere in this report.

For the three months ended September 30, 2017 and 2016, we recognized $213,000 and $191,000, respectively, of non-recurring fee income received from our portfolio companies or other third parties, which accounted for approximately 0.8% and 0.9%, respectively, of our total investment income during such period.  Such fee income is transaction based and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

For the three months ended September 30, 2017 and 2016, expenses, net of incentive fee and administrative services expense waivers, were approximately $12.3 million and $9.7 million, respectively. The increase in expenses is primarily due to (i) an increase in interest expense of $1.1 million, (ii) an increase in base management fees and incentive fees (net of fee waivers) of $0.7 million and (iii) an increase in amortization of offering costs of $0.6 million. Interest expense increased primarily due to an increase in our average borrowings of approximately $57.5 million during the period and an increase in our cost of borrowing on the Credit Facilities. Average borrowings were $453.5 million for the three months ended September 30, 2017 compared to $396.0 million for the three months ended September 30, 2016. As of September 30, 2017 and 2016, the annualized interest rate on our borrowings was 4.0% and 3.3%, respectively. Base management fees and incentive fees (net of fee waivers) increased primarily due to an increase in our average gross assets.

For the three months ended September 30, 2017, the net increase in net assets resulting from operations (gross of stockholder distributions declared) was approximately $8.7 million. The increase was attributable to (i) net investment income of approximately $13.0 million and (ii) realized gains of approximately $0.7 million, offset by unrealized depreciation on investments of approximately $5.1 million.

For the three months ended September 30, 2016, the net increase in net assets resulting from operations (gross of stockholder distributions declared) was approximately $22.3 million. The increase was primarily attributable to (i) net investment income of approximately $12.5 million and (ii) unrealized appreciation on investments of approximately $11.8 million, offset by net realized losses of approximately $1.9 million.

RESULTS COMPARISONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND SEPTEMBER 30, 2016

Total Investment Income, Operating Expenses, Net Assets

For the nine months ended September 30, 2017 and 2016, our total investment income was approximately $76.2 million and $64.7 million, respectively, consisting predominately of interest income. As of September 30, 2017, the portfolio had a weighted average annual effective yield on investments of approximately 8.5% compared to 8.5% as of September 30, 2016, and our average investment portfolio for the nine months ended September 30, 2017 was $1,021.0 million compared to $893.4 million for the nine months ended September 30, 2016. Additionally, during the nine months ended September 30, 2017 and 2016, we accreted approximately $10.8 million and $7.8 million, respectively, of unearned income into interest income. The increase in interest income was primarily due to (i) the growth in our total portfolio resulting from the investment of additional equity capital raised and borrowings under the Credit Facilities and (ii) acceleration of the accretion of original issuance discounts primarily resulting from principal repayments on certain portfolio investments. We believe further increases in investment income in future periods may arise due to (i) a growing base of portfolio company investments and (ii) investments being held for the entire period relative to incremental net investment activity during each quarter.

For the nine months ended September 30, 2017 and 2016, we recognized $1.9 million and $871,000, respectively, of non-recurring fee income received from our portfolio companies or other third parties, which accounted for approximately 2.5% and 1.3%, respectively, of our total investment income during such period.  Such fee income is transaction based and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

For the nine months ended September 30, 2017 and 2016, expenses, net of incentive fee and administrative services expense waivers, were approximately $33.0 million and $27.9 million, respectively. The increase in expenses is primarily due to (i) an increase in interest expense of $2.1 million, (ii) an increase in base management fees and incentive fees (net of fee waivers) of $2.0 million and (iii) an increase in the amortization of offering costs of $1.3 million. Base management fees and incentive fees (net of fee waivers) increased primarily due to an increase in our average gross assets. Interest expense increased primarily due to an increase in our average borrowings of approximately $34.8 million during the period and an increase in our cost of borrowing on the Credit Facilities. Average borrowings were $426.5 million for the nine months ended September 30, 2017 compared to $391.8 million for the nine months ended September 30, 2016. As of September 30, 2017 and 2016, the annualized interest rate on borrowings was 4.0% and 3.3%, respectively.

For the nine months ended September 30, 2017, the net increase in net assets resulting from operations (gross of stockholder distributions declared) was approximately $39.4 million. The increase was attributable to (i) net investment income of approximately $43.2 million and (ii) net realized gains of approximately $3.4 million, offset by unrealized depreciation on investments of approximately $7.2 million. The realized gains were primarily the result of the exit of one Private Loan equity investment and one Other Portfolio investment.

For the nine months ended September 30, 2016, the net increase in net assets resulting from operations (gross of stockholder distributions declared) was approximately $37.8 million. The increase was attributable to (i) net investment income of approximately $36.8 million and (ii) unrealized appreciation on investments of approximately $12.9 million, offset by realized losses of approximately $12.0 million.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Overview

As of September 30, 2017, we had approximately $39.7 million in cash and cash equivalents, which we held in various custodial accounts. In addition, as of September 30, 2017, we had $5.0 million in capacity available under the Credit Facilities. To seek to enhance our returns, we intend to continue to employ leverage as market conditions permit and at the discretion of our Adviser, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Liquidity and Cash Flows - Financing Arrangements.”

As of September 30, 2017, we had 30 senior secured loan investments and four equity investments with aggregate unfunded commitments of $57.6 million. We believe that we maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

We currently generate cash primarily from the net proceeds of our Offering and the issuance of shares under our distribution reinvestment plan and from cash flows from fees, interest earned from our investments as well as principal repayments and proceeds from sales of our investments.

Prior to investing in securities of portfolio companies, we invest the net proceeds from our Offering, from the issuance of shares of common stock under our distribution reinvestment plan and from sales and pay-downs of existing investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Liquidity and Capital Resources

Cash Flows

For the nine months ended September 30, 2017, we experienced a net increase in cash and cash equivalents of approximately $16.0 million. During that period, approximately $68.5 million of cash was used in our operating activities, which principally consisted of the purchase of new portfolio investments of $470.9 million and accretion of unearned income of $10.8 million, offset by principal repayments from and sales of investments in portfolio companies of $370.9 million and a net increase in net assets resulting from operations of approximately $39.4 million. During the nine months ended September 30, 2017, approximately

$84.5 million was provided by financing activities, which principally consisted of $41.6 million in net stock offering proceeds received and a net $77.0 million increase in borrowings under the Credit Facilities, offset by $19.5 million in cash distributions paid to stockholders and $14.0 million in cash used for the redemption of our common stock.

For the nine months ended September 30, 2016, we experienced a net increase in cash and cash equivalents of approximately $16.0 million. During that period, approximately $20.3 million of cash was used in our operating activities, which principally consisted of the purchase of new portfolio investments of $275.1 million, offset by principal repayments from and sales of investments in portfolio companies of $222.4 million and a net increase in net assets resulting from operations of approximately $37.8 million. During the nine months ended September 30, 2016, approximately $36.3 million was provided by financing activities, which principally consisted of $56.5 million in net stock offering proceeds received and a net $5.0 million increase in borrowings under the Credit Facilities, offset by $16.4 million in cash distributions paid to stockholders and $8.4 million in cash distributions used for the redemption of our common stock.

Continuous Public Offering

With the approval of our board of directors, we closed the Offering to new investors effective September 30, 2017. During the nine months ended September 30, 2017, we raised proceeds of $66.6 million from the Offering, including proceeds from the distribution reinvestment plan, and incurred $3.7 million for selling commissions and Dealer Manager fees. We also incurred an obligation for $1.0 million of costs related to the Offering.

During the nine months ended September 30, 2016, we raised proceeds of $81.7 million from the Offering, including proceeds from the distribution reinvestment plan, and incurred $5.7 million for selling commissions and Dealer Manager fees. We also incurred an obligation for $1.2 million of costs related to the Offering.

Distributions

The following table reflects the cash distributions per share that we have declared on our common stock during the nine months ended September 30, 2017 and 2016 (dollars in thousands except per share amounts).

	Distributions
	Per Share	Amount
2017
Three months ended September 30, 2017	$0.17	$13,910
Three months ended June 30, 2017	$0.18	$13,438
Three months ended March 31, 2017	$0.17	$12,922
2016
Three months ended September 30, 2016	$0.17	$12,307
Three months ended June 30, 2016	$0.18	$11,650
Three months ended March 31, 2016	$0.17	$11,037

On September 19, 2017, with the authorization of our board of directors, we declared distributions to our stockholders for the period of October 2017 through December 2017. These distributions have been, or will be, calculated based on stockholders of record each day from October 1, 2017 through December 31, 2017 in an amount equal to $0.00191781 per share, per day. Distributions are paid on the first business day following the completion of each month to which they relate.

For the years ending December 31, 2016, 2015 and 2014, respectively, the tax characteristics of distributions paid to shareholders were as follow (amounts in thousands):

	Year Ended December 31,
Tax Characteristics of Distributions	2016		2015		2014

Ordinary income	$44,848	93.90%	$34,085	99.68%	$11,162	99.51%
Capital gain distributions	2,913	6.10	110	0.32	55	0.49
Total	$47,761	100.00%	$34,195	100.00%	$11,217	100.00%
The determination of the tax attributes of our distributions is made annually at the end of our taxable year, based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. If we had determined the tax attributes of our distributions taxable year-to-date as of September 30, 2017, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the actual tax attributes of our anticipated fiscal and taxable years ending December 31, 2017 distributions to stockholders will be. The actual tax characteristics of distributions to stockholders will be reported to the Internal Revenue Service and stockholders subject to information reporting after the close of each calendar year on Form 1099-DIV.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock.

We may fund our cash distributions from any sources of funds legally available, including stock offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee waivers from our Advisers. We have not established any limit on the extent to which we may use borrowings or stock offering proceeds to fund distributions. Our distributions may exceed our earnings, especially during the period before we have substantially invested the stock offering proceeds. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes.

The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

In order to satisfy the Code’s requirements applicable to entities subject to tax as RICs, we are required to distribute substantially all of our taxable income to our stockholders on an annual basis. However, we may elect to spill over certain excess undistributed taxable income from one taxable year into the next taxable year, which may require us to incur a 4% nondeductible U.S. federal excise tax on such excess undistributed taxable income. In order to avoid the imposition of the 4% nondeductible excise tax, we need to distribute, in respect of each calendar year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of (1) 98.0% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain in excess of capital loss, or capital gain net income, adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of such calendar year (or, if we so elect, for the calendar year) and (3) any net ordinary income and capital gain net income for the preceding calendar years that was not distributed during such calendar years and on which we incurred no U.S. federal income tax.

Financing Arrangements

We anticipate that we will continue to fund our investment activities through existing cash, capital raised from our stock offerings, and borrowings on the Credit Facilities. However, with the approval of our board of directors, we closed the Offering to new investors effective September 30, 2017. Our primary uses of funds in both the short-term and long-term are expected to be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

As of September 30, 2017, we had $95.0 million outstanding and $0.0 million available under our EverBank Credit Facility, and $395.0 million outstanding and $5.0 million available under the Deutsche Bank Credit Facility, both of which we estimated approximated fair value. Availability under the Credit Facilities is subject to certain limitations and the asset coverage restrictions under the 1940 Act. For further information on our Credit Facilities, including key terms and financial covenants, refer to Note 5 - Borrowings to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 as well as Note 5 - Borrowings to the condensed consolidated financial statements included elsewhere in this Report.

As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. As of September 30, 2017, our asset coverage ratio under BDC regulations was 218% when assuming unfunded commitments are treated as senior securities. As of December 31, 2016, our asset coverage ratio under BDC regulations was 245% when assuming unfunded commitments are treated as senior securities. As of September 30, 2017, considering these limitations, we had the ability to draw upon the entire $5.0 million of remaining capacity in the Credit Facilities.

Although we have been able to secure access to potential additional liquidity, through proceeds from the Offering and also by entering into the Credit Facilities, there is no assurance that equity or debt capital will be available to us in the future on favorable terms, or at all.

Related-Party Transactions and Agreements

We have entered into agreements with our Adviser, our Sub-Adviser and our Dealer Manager, whereby we pay certain fees and reimbursements to these entities. These include payments to our Dealer Manager for selling commissions and the Dealer Manager fee and payments to our Adviser for reimbursement of offering costs. In addition, we make payments for certain services that include the identification, execution, and management of our investments and also the management of our day-to-day operations provided to us by our Adviser and Sub-Adviser, pursuant to various agreements that we have entered into. See Note 10 - Related Party Transactions and Arrangements to the financial statements included elsewhere in this Report for additional information regarding related party transactions.

 Contractual Obligations

As of September 30, 2017, we had $490.0 million in borrowings outstanding under the Credit Facilities. Our EverBank Credit Facility will mature March 6, 2020, with two one-year extension options, subject to lender approval, and the Deutsche Bank Credit Facility will mature on June 16, 2020. See Note 5 - Borrowings to the financial statements included elsewhere in this Report for a description of the Credit Facilities.

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings at September 30, 2017 is as follows:

	Payments Due By Period (dollars in thousands)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
EverBank Credit Facility(1)	$95,000	$—	$95,000	$—	$—
Deutsche Bank Credit Facility(2)	395,000	—	395,000	—	—
Total Credit Facilities	$490,000	$—	$490,000	$—	$—

(1)	At September 30, 2017, $0.0 million remained available under our EverBank Credit Facility.

(2)
At September 30, 2017, $5.0 million remained available under the Deutsche Bank Credit Facility; however, our borrowing ability is limited to the asset coverage ratio restrictions imposed by the 1940 Act, as discussed above.

Off-Balance Sheet Arrangements

At September 30, 2017, we had a total of approximately $57.6 million in outstanding commitments comprised of (i) 30 commitments to fund revolving loans that had not been fully drawn or term loans that had not been funded and (ii) four capital commitments that had not been fully called. We recognized unrealized appreciation of approximately $473,000 on our outstanding unfunded loan commitments and no unrealized appreciation or depreciation on our outstanding unfunded capital commitments during the nine months ended September 30, 2017. We reasonably believe that we have sufficient assets to adequately cover and allow us to satisfy our outstanding unfunded commitments. At December 31, 2016, we had a total of approximately $42.7 million in outstanding commitments comprised of (i) 22 commitments to fund revolving loans that had not been fully drawn or term loans that had not been funded and (ii) three capital commitments that had not been fully called. We recognized unrealized depreciation of approximately $266,000 on our outstanding unfunded loan commitments and unrealized appreciation of approximately $14,000 on our outstanding unfunded capital commitments during the year ended December 31, 2016.

	Commitments and Contingencies
	(dollars in thousands)
	September 30, 2017	December 31, 2016
Unfunded Loan Commitments
Adams Publishing Group, LLC	$2,216	$—
Apex Linen Services, Inc.	403	397
Arcus Hunting, LLC	120	2,136
BarFly Ventures, LLC	—	881
BigName Holdings, LLC	101	—
Boccella Precast Products, LLC	500	—
Buca C, LLC	—	1,548
CapFusion Holding, LLC	—	394
CDHA Management, LLC	3,373	3,259
Charps, LLC	1,000	—
Clad-Rex Steel, LLC	100	—
CST Industries, Inc.	602	—
CTVSH, PLLC	200	—
Datacom, LLC	50	1,302
Felix Investments Holdings II LLC	1,667	—
Gamber-Johnson Holdings, LLC	300	300
Guerdon Modular Holdings, Inc.	400	400
Hawk Ridge Systems, LLC	400	400

	Commitments and Contingencies
	(dollars in thousands)
	September 30, 2017	December 31, 2016
Hojeij Branded Foods, Inc.	$2,090	$2,000
Hostway Corporation	67	—
HW Temps LLC	200	50
Jackmont Hospitality, Inc.	—	1,200
LaMi Products, LLC	1,029	1,729
Market Force Information, Inc.	272	—
Meisler Operating, LLC	400	—
Minute Key, Inc.	2,000	197
Mystic Logistics, Inc.	200	194
NNE Issuer, LLC	7,000	—
NuStep, LLC	300	—
Pardus Oil & Gas, LLC	357	357
Permian Holdco 2	290	290
PPC/Shift, LLC	500	500
Resolute Industrial LLC	5,750	—
Strike, LLC	—	2,475
Unirush LLC	—	980
Volusion, LLC	—	2,955
Wireless Vision	8,289	—
Unfunded Capital Commitments
Brightwood Capital Fund III, LP	1,000	1,000
Brightwood Capital Fund IV, LP	9,000	10,000
Copper Trail Energy Fund	2,500	—
Freeport First Lien Loan Fund III, LP	4,941	7,737
Total	$57,617	$42,681

Recent Developments and Subsequent Events

From October 1, 2017 through November 10, 2017, we funded approximately $1.9 million in investments and received proceeds from repayments and dispositions of approximately $62.0 million.

On October 19, 2017, we entered into an amendment to the EverBank Credit Facility, which increased the revolver commitments by the amount of $25.0 million (from $95.0 million to $120.0 million).

On October 19, 2017, we, our Adviser and our Sub-Adviser entered into a conditional income incentive fee agreement (the “Third Quarter 2017 Fee Waiver Agreement”), pursuant to which, for a period from July 1, 2017 through September 30, 2017, our Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The Third Quarter 2017 Fee Waiver Agreement may require us to repay our Advisers for previously waived payments of up to 100% of our operating expenses or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver.

On October 19, 2017, our board of directors approved an amendment and restatement of our distribution reinvestment plan (the “Amended DRP”). Under the Amended DRP, for so long as our Offering is suspended to new investors or otherwise is terminated, cash distributions paid to participating stockholders will be reinvested in additional common stock at a purchase price determined by our board of directors, or a committee thereof, in its sole discretion, that is (i) not less than the NAV per share determined in good faith by our board of directors or a committee thereof, in its sole discretion, within forty-eight hours prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date. The Amended DRP will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, November 1, 2017.

On November 3, 2017, we filed a tender offer statement on Schedule TO with the SEC, to commence an offer by us to purchase, as approved by our board of directors, 1,619,437.09 shares of our issued and outstanding common stock, par value $0.001 per share. The offer is for cash at a purchase price equal to the NAV per share to be determined within 48 hours of the repurchase date.

Item 3.    Quantitative and Qualitative Disclosures about Market Risk.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, in particular changes in interest rates. Changes in interest rates may affect our interest income from portfolio investments, the fair value of our fixed income investments, and our cost of funding.

Our interest income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent any of our debt investments include floating interest rates. We generally invest in floating rate debt instruments, meaning that the interest rate payable on such instrument resets periodically based upon changes in a specified interest rate index, typically the one-month or three-month LIBOR. As of September 30, 2017, approximately 85.6% of our LMM, Private Loan, and Middle Market portfolio debt investments (based on cost) contained floating interest rates. At September 30, 2017, the one-month LIBOR was approximately 1.24% and the three-month LIBOR was approximately 1.34%. However, many of our investments provide that the specified interest rate index on such instruments will never fall below a level, or floor, generally between 100 and 150 basis points regardless of the level of the specified index rate, which minimizes the negative impact to our interest income that would result from a decline in index rates.

In addition, any fluctuations in prevailing interest rates may affect the fair value of our fixed rate debt instruments and result in changes in unrealized gains and losses, and may also affect a net increase or decrease in net assets resulting from operations. Such changes in unrealized appreciation and depreciation will materialize into realized gains and losses if we sell our investments before their respective debt maturity dates.

Further, because we borrow money to make investments, our net investment income is partially dependent upon the difference between the interest rate at which we invest borrowed funds and the interest rate at which we borrow funds. In periods of rising interest rates and when we have borrowed capital with floating interest rates, our interest expense will increase, which will increase our financing costs and reduce our net investment income, especially to the extent we hold fixed-rate debt investments. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

The following table shows the approximate annualized increase or decrease (dollars in thousands) in the components of net investment income due to hypothetical interest rate index changes, assuming no changes in our investments and borrowings as of September 30, 2017.

Change in interest rates	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase (Decrease) in Net Investment Income
Down 100 basis points	$(2,999)	$(4,900)	$1,901
Down 50 basis points	(2,722)	(2,450)	(272)
Up 50 basis points	4,420	2,450	1,970
Up 100 basis points	8,844	4,900	3,944
Up 200 basis points	17,718	9,800	7,918
Up 300 basis points	26,591	14,700	11,891

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the Credit Facilities or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. As of September 30, 2017, we had not entered into any interest rate hedging arrangements.

Item 4.    Controls and Procedures.

In accordance with the Exchange Act, Rules 13a-15 and 15d-15, we carried out an evaluation, under the supervision and with the participation of management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this Report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of September 30, 2017, to provide reasonable assurance that information required to be disclosed in our reports filed or submitted under the Exchange Act is (i) recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and (ii) accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

No change occurred in our internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act), during the nine months ended September 30, 2017 that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II — OTHER INFORMATION

Item 1.    Legal Proceedings.

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

Item 1A. Risk Factors.

There have been no material changes to the risk factors as previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2016, that we filed with the SEC on March 7, 2017.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds.

Issuer Purchases of Equity Securities

Repurchases of our common stock pursuant to our tender offer are as follows:

Period	Total Number of Shares Purchased	Average Price per Share	Cumulative Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs (in millions)

July 1, 2017 through July 31, 2017	—	$—	—	—
August 1, 2017 through August 31, 2017	—	$—	—	—
September 1, 2017 through September 30, 2017	747,784,633	$8.19	747,784,633	—

Item 3.    Defaults upon Senior Securities.

None.

Item 4.    Mine Safety Disclosures.

Not applicable.

Item 5.    Other Information.

Not applicable.

Item 6.    Exhibits.

Exhibit No.	Description
10.1
Second Quarter 2017 Conditional Income Incentive Fee Waiver Agreement, dated as of July 26, 2017, by and among the Registrant, HMS Adviser LP and MSC Adviser I, LLC (Filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on July 31, 2017 (File No. 814-00939) and incorporated herein by reference).

31.1
Certification of Chief Executive Officer of the Registrant, pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Filed herewith).

31.2
Certification of Chief Financial Officer of the Registrant, pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Filed herewith).

32.1
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HMS INCOME FUND, INC.

Date:	November 14, 2017	By:	/s/ SHERRI W. SCHUGART
Sherri W. Schugart
Chairman, Chief Executive Officer and President

Date:	November 14, 2017	By:	/s/ RYAN T. SIMS
Ryan T. Sims
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Quarter 2017 Conditional Income Incentive Fee Waiver Agreement, dated as of July 26, 2017, by and among the Registrant, HMS Adviser LP and MSC Adviser I, LLC (Filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K, filed on July 31, 2017 (File No. 814-00939) and incorporated herein by reference).

31.1
Certification of Chief Executive Officer of the Registrant, pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Filed herewith).

31.2
Certification of Chief Financial Officer of the Registrant, pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Filed herewith).

32.1
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Filed herewith).